REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the divisions of Paragon Separate Account B (the “Separate Account”) listed in Notes 2A and 2B (collectively, the “Divisions”) as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, except for the Divisions included in the table below; the related statement of operations, changes in net assets, and financial highlights for the Divisions and periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2025, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Divisions of the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI SSGA Emerging Markets Enhanced Index Division Fidelity® VIP Freedom 2060 Division	For the period from April 25, 2025 (commencement of operations) through December 31, 2025
BHFTI SSGA Emerging Markets Enhanced Index II Division	For the period from January 1, 2025 through April 25, 2025 (cessation of operations)	For the period from January 1, 2025 through April 25, 2025 (cessation of operations) and the year ended December 31, 2024	For the period from January 1, 2025 through April 25, 2025 (cessation of operations) and the years ended December 31, 2024, 2023, 2022, and 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the Separate Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2026

We have served as the Separate Account’s auditor since 2000.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	American Funds® New World® Division	American Funds® U.S. Government Securities Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Invesco Global Equity Division
Assets:
Investments at fair value	$7,219,910	$2,920,565		$13,083,277	$24,516,429
Accrued dividends	—	—		—	—
Due from Metropolitan Life Insurance Company	—	—		—	—
Total Assets	7,219,910	2,920,565		13,083,277	24,516,429
Liabilities:
Accrued fees	—	—		—	—
Due to Metropolitan Life Insurance Company	—	1		—	—
Total Liabilities	—	1		—	—
Net Assets	$7,219,910	$2,920,564		$13,083,277	$24,516,429

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI Loomis Sayles Growth Division	BHFTI SSGA Emerging Markets Enhanced Index Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division
Assets:
Investments at fair value	$7,549,148		$10,700,816	$17,715,812		$6,862,509	$6,081,715	$50,752,367	$11,333,713	$51,883,876	$140,577,319	$25,007,422
Accrued dividends	—		—	—		—	—	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—		—	—	—		—	—	—	—	—	—
Total Assets	7,549,148		10,700,816	17,715,812	6,862,509		6,081,715	50,752,367	11,333,713	51,883,876	140,577,319	25,007,422
Liabilities:
Accrued fees	—		—	—		—	—	—	—	—	—	—
Due to Metropolitan Life Insurance Company	1		—	1	—		—	—	1	—	1	—
Total Liabilities	1		—	1	—		—	—	1	—	1	—
Net Assets	$7,549,147		$10,700,816	$17,715,811		$6,862,509	$6,081,715	$50,752,367	$11,333,712	$51,883,876	$140,577,318	$25,007,422

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII MFS® Value Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	DWS I Capital Growth VIP Division	DWS I Core Equity VIP Division	DWS I CROCI® International VIP Division	DWS I Global Small Cap VIP Division	DWS II Global Income Builder VIP Division	DWS II Government Money Market VIP Division	DWS II Small Mid Cap Growth VIP Division	Fidelity® VIP Asset Manager 50% Division
Assets:
Investments at fair value	$7,563,384	$1,727,587		$1,026,690	$517,415	$12,133,874		$260,329	$314,852	$15,452,426	$104,920	$536,010
Accrued dividends	—	—		—	—	—		—	—	23,712	—	—
Due from Metropolitan Life Insurance Company	—	—		—	—	—		—	—	3	—	—
Total Assets	7,563,384	1,727,587		1,026,690	517,415	12,133,874		260,329	314,852	15,476,141	104,920	536,010
Liabilities:
Accrued fees	—	—		—	—	8		5	13	10	20	—
Due to Metropolitan Life Insurance Company	—	—		—	—	—		1	—	—	—	—
Total Liabilities	—	—		—	—	8		6	13	10	20	—
Net Assets	$7,563,384	$1,727,587		$1,026,690	$517,415	$12,133,866		$260,323	$314,839	$15,476,131	$104,900	$536,010

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	Fidelity® VIP Asset Manager 70% Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Government Money Market Division
Assets:
Investments at fair value	$762,293	$90,713,779		$32,554,388	$1,095,442	$4,169,898		$14,818,793	$15,618,571	$8,817,567	$41,961	$1,336,550
Accrued dividends	—	—		—	—	—		—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—		—	—	—		2,819	—	—	—	—
Total Assets	762,293	90,713,779		32,554,388	1,095,442	4,169,898		14,821,612	15,618,571	8,817,567	41,961	1,336,550
Liabilities:
Accrued fees	—	—		—	—	—		—	—	—	2	—
Due to Metropolitan Life Insurance Company	—	—		—	—	—		—	7	—	—	—
Total Liabilities	—	—		—	—	—		—	7	—	2	—
Net Assets	$762,293	$90,713,779		$32,554,388	$1,095,442	$4,169,898		$14,821,612	$15,618,564	$8,817,567	$41,959	$1,336,550

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	Fidelity® VIP Growth Division	Fidelity® VIP High Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	Fidelity® VIP Overseas Division	Fidelity® VIP Real Estate Division	Fidelity® VIP Value Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Equity and Income Division
Assets:
Investments at fair value	$72,139,249	$431,465		$114,829,830	$924,022	$12,859,701		$826,625	$714,055	$366,873	$379,207	$23,883
Accrued dividends	—	—		—	—	—		—	—	—	—	—
Due from Metropolitan Life Insurance Company	1	—		2	—	—		—	—	—	—	—
Total Assets	72,139,250	431,465		114,829,832	924,022	12,859,701		826,625	714,055	366,873	379,207	23,883
Liabilities:
Accrued fees	—	18		—	13	—		—	19	15	19	9
Due to Metropolitan Life Insurance Company	—	—		—	—	—		—	—	—	—	—
Total Liabilities	—	18		—	13	—		—	19	15	19	9
Net Assets	$72,139,250	$431,447		$114,829,832	$924,009	$12,859,701		$826,625	$714,036	$366,858	$379,188	$23,874

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	Invesco V.I. Global Core Equity Division	Invesco V.I. High Yield Division	MFS® VIT Global Equity Division	MFS® VIT Growth Division	MFS® VIT Investors Trust Division	MFS® VIT Mid Cap Growth Division	MFS® VIT New Discovery Division	MFS® VIT Research Division	MFS® VIT Total Return Division	MFS® VIT Total Return Bond Division
Assets:
Investments at fair value	$588,101	$4,576		$10,862,337	$35,888,321		$17,445	$18,663	$79,963		$88,410	$66,017	$6,463,667
Accrued dividends	—	—		—	—		—	—	—		—	—	—
Due from Metropolitan Life Insurance Company	—	—		—	—		—	—	—		—	—	—
Total Assets	588,101	4,576		10,862,337	35,888,321		17,445	18,663	79,963		88,410	66,017	6,463,667
Liabilities:
Accrued fees	—	9		19	8		15	16	15		4	7	12
Due to Metropolitan Life Insurance Company	—	1		1	18		1	—	—		—	—	—
Total Liabilities	—	10		20	26		16	16	15		4	7	12
Net Assets	$588,101	$4,566		$10,862,317	$35,888,295		$17,429	$18,647	$79,948		$88,406	$66,010	$6,463,655

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	MFS® VIT Utilities Division	MFS® VIT Value Division	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division	MFS® VIT II Massachusetts Investors Growth Stock Division	MFS® VIT II U.S. Government Money Market Division	Morgan Stanley VIF Global Strategist Division	Morgan Stanley VIF Growth Division	Putnam VT Core Equity Division
Assets:
Investments at fair value	$68,242	$151,521		$70,290	$438		$1,654	$355,045	$2,306,638	$29,999	$690,607	$474,852
Accrued dividends	—	—		—	—		—	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—		—	—		—	—	—	—	—	—
Total Assets	68,242	151,521		70,290	438		1,654	355,045	2,306,638	29,999	690,607	474,852
Liabilities:
Accrued fees	1	3		3	2		4	15	17	10	—	20
Due to Metropolitan Life Insurance Company	—	—		—	1		—	—	—	—	—	—
Total Liabilities	1	3		3	3		4	15	17	10	—	20
Net Assets	$68,241	$151,518		$70,287	$435		$1,650	$355,030	$2,306,621	$29,989	$690,607	$474,832

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	Putnam VT Diversified Income Division	Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division	Putnam VT Global Asset Allocation Division	Putnam VT Government Money Market Division	Putnam VT High Yield Division	Putnam VT Income Division	Putnam VT International Equity Division	Putnam VT International Value Division	Putnam VT Large Cap Growth Division
Assets:
Investments at fair value	$59,832	$105,790		$352,457	$258,041	$142,921		$8,165,101	$6,832,699	$163,225	$63,428	$18,403,661
Accrued dividends	—	—		—	—	—		—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—		—	—	—		—	—	—	—	—
Total Assets	59,832	105,790		352,457	258,041	142,921		8,165,101	6,832,699	163,225	63,428	18,403,661
Liabilities:
Accrued fees	17	16		14	11	—		8	2	33	7	—
Due to Metropolitan Life Insurance Company	—	1		—	—	—		1	—	—	—	—
Total Liabilities	17	17		14	11	—		9	2	33	7	—
Net Assets	$59,815	$105,773		$352,443	$258,030	$142,921		$8,165,092	$6,832,697	$163,192	$63,421	$18,403,661

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2025

	Putnam VT Large Cap Value Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES All-Cap Opportunities Division	T. Rowe Price ES Equity Income Division	T. Rowe Price ES Mid-Cap Growth Division	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price FIS Limited-Term Bond Division
Assets:
Investments at fair value	$12,271,479	$22,171,780		$30,396,760	$47,776		$1,049,957	$23,619,558	$5,899,944
Accrued dividends	—	—		—	—		—	—	—
Due from Metropolitan Life Insurance Company	—	—		—	—		—	—	—
Total Assets	12,271,479	22,171,780		30,396,760	47,776		1,049,957	23,619,558	5,899,944
Liabilities:
Accrued fees	—	—		—	7		—	15	—
Due to Metropolitan Life Insurance Company	—	—		—	—		—	—	—
Total Liabilities	—	—		—	7		—	15	—
Net Assets	$12,271,479	$22,171,780		$30,396,760	$47,769		$1,049,957	$23,619,543	$5,899,944

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	American Funds® New World® Division	American Funds® U.S. Government Securities Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Invesco Global Equity Division	BHFTI Loomis Sayles Growth Division	BHFTI SSGA Emerging Markets Enhanced Index Division (a)	BHFTI SSGA Emerging Markets Enhanced Index II Division (b)	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division
Investment Income:
Dividends	$89,148	$115,620		$56,703	$33,062		$—		$88,342	$163,062	$—	$323,545	$126,834
Expenses:
Mortality and expense risk charges	46,686	13,040		85,779	45,444		51,514		17,728	6,654	122,179	48,141	10,822
Net investment income (loss)	42,462	102,580		(29,076)	(12,382)		(51,514)		70,614	156,408	(122,179)	275,404	116,012
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	247,455	—		1,959,337	3,430,844		860,962		—	—	2,052,544	—	—
Realized gains (losses) on sale of investments	135,005	(23,347)		70,636	240,488		283,527		96,761	(901,733)	347,394	(31,999)	(94,020)
Net realized gains (losses)	382,460	(23,347)		2,029,973	3,671,332		1,144,489		96,761	(901,733)	2,399,938	(31,999)	(94,020)
Change in unrealized gains (losses) on investments	1,094,443	40,790		(355,019)	(300,285)		(177,692)		2,289,910	988,680	(401,519)	(30,804)	385,594
Net realized and change in unrealized gains (losses) on investments	1,476,903	17,443		1,674,954	3,371,047		966,797		2,386,671	86,947	1,998,419	(62,803)	291,574
Net increase (decrease) in net assets resulting from operations	$1,519,365	$120,023		$1,645,878	$3,358,665		$915,283		$2,457,285	$243,355	$1,876,240	$212,601	$407,586

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	DWS I Capital Growth VIP Division	DWS I Core Equity VIP Division	DWS I CROCI® International VIP Division
Investment Income:
Dividends	$555,010		$188,346	$554,315	$1,290,396	$691,402		$131,805		$129,894	$486	$3,898	$260,995
Expenses:
Mortality and expense risk charges	71,954		19,978	216,249	132,325	21,529		55,394		13,102	7,300	3,646	75,331
Net investment income (loss)	483,056		168,368	338,066	1,158,071	669,873		76,411		116,792	(6,814)	252	185,664
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,577,339		74,871	2,497,030	11,316,459	1,664,522		822,281		—	113,345	50,370	—
Realized gains (losses) on sale of investments	(10,740)		295,940	177,703	3,434,769	(193,836)		(106,058)		(70,867)	24,811	12,228	330,042
Net realized gains (losses)	3,566,599		370,811	2,674,733	14,751,228	1,470,686		716,223		(70,867)	138,156	62,598	330,042
Change in unrealized gains (losses) on investments	(651,709)		2,144,377	2,684,873	5,313,728	424,503		67,764		87,226	(21,996)	11,788	3,113,333
Net realized and change in unrealized gains (losses) on investments	2,914,890		2,515,188	5,359,606	20,064,956	1,895,189		783,987		16,359	116,160	74,386	3,443,375
Net increase (decrease) in net assets resulting from operations	$3,397,946		$2,683,556	$5,697,672	$21,223,027	$2,565,062		$860,398		$133,151	$109,346	$74,638	$3,629,039

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	DWS I Global Small Cap VIP Division	DWS II Global Income Builder VIP Division	DWS II Government Money Market VIP Division	DWS II Small Mid Cap Growth VIP Division	Fidelity® VIP Asset Manager 50% Division	Fidelity® VIP Asset Manager 70% Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division
Investment Income:
Dividends	$2,713	$13,907		$592,598	$—		$12,914		$13,146	$118,462	$547,398	$34,385	$115,223
Expenses:
Mortality and expense risk charges	1,718	2,306		114,701	735		3,712		5,086	632,340	231,274	7,792	31,330
Net investment income (loss)	995	11,601		477,897	(735)		9,202		8,060	(513,878)	316,124	26,593	83,893
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,394	39,815		—	6,940		21,809		21,042	13,565,986	1,702,639	12,606	217,233
Realized gains (losses) on sale of investments	(2,635)	(613)		—	(2,542)		460		8,275	3,712,919	835,784	(4,224)	6,656
Net realized gains (losses)	10,759	39,202		—	4,398		22,269		29,317	17,278,905	2,538,423	8,382	223,889
Change in unrealized gains (losses) on investments	31,367	(7,093)		—	4,339		34,479		73,453	(878,801)	2,283,856	60,787	182,497
Net realized and change in unrealized gains (losses) on investments	42,126	32,109		—	8,737		56,748		102,770	16,400,104	4,822,279	69,169	406,386
Net increase (decrease) in net assets resulting from operations	$43,121	$43,710		$477,897	$8,002		$65,950		$110,830	$15,886,226	$5,138,403	$95,762	$490,279

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2060 Division (a)	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP High Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division
Investment Income:
Dividends	$335,652		$254,171	$120,836	$563		$52,055	$198,584		$26,267	$1,237,134	$32,146	$52,560
Expenses:
Mortality and expense risk charges	102,814		104,257	59,601	85		9,624	511,970		2,975	804,189	7,661	89,891
Net investment income (loss)	232,838		149,914	61,235	478		42,431	(313,386)		23,292	432,945	24,485	(37,331)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	581,989		863,225	487,906	146		—	8,827,877		—	561,764	—	1,351,223
Realized gains (losses) on sale of investments	285,552		262,145	188,191	130		—	1,450,003		3,067	7,902,568	(7,121)	32,139
Net realized gains (losses)	867,541		1,125,370	676,097	276		—	10,277,880		3,067	8,464,332	(7,121)	1,383,362
Change in unrealized gains (losses) on investments	769,298		1,022,513	652,743	779		—	(1,063,629)		9,047	8,002,360	51,958	(82,554)
Net realized and change in unrealized gains (losses) on investments	1,636,839		2,147,883	1,328,840	1,055		—	9,214,251		12,114	16,466,692	44,837	1,300,808
Net increase (decrease) in net assets resulting from operations	$1,869,677		$2,297,797	$1,390,075	$1,533		$42,431	$8,900,865		$35,406	$16,899,637	$69,322	$1,263,477

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	Fidelity® VIP Overseas Division	Fidelity® VIP Real Estate Division	Fidelity® VIP Value Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Equity and Income Division	Invesco V.I. Global Core Equity Division	Invesco V.I. High Yield Division	MFS® VIT Global Equity Division	MFS® VIT Growth Division	MFS® VIT Investors Trust Division
Investment Income:
Dividends	$12,691	$14,166		$4,816	$5,705	$427		$7,649		$337	$103,719	$—	$241
Expenses:
Mortality and expense risk charges	5,947	5,268		2,977	3,101	193		4,747		44	79,888	260,965	112
Net investment income (loss)	6,744	8,898		1,839	2,604	234		2,902		293	23,831	(260,965)	129
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	70,706	306		35,672	27,279	1,084		37,869		—	1,887,408	6,268,438	6,169
Realized gains (losses) on sale of investments	31,393	1,565		1,887	5,919	358		11,250		92	57,362	1,021,961	(1,132)
Net realized gains (losses)	102,099	1,871		37,559	33,198	1,442		49,119		92	1,944,770	7,290,399	5,037
Change in unrealized gains (losses) on investments	31,915	7,352		(29,874)	11,898	763		19,743		(93)	(689,904)	(3,286,152)	(3,425)
Net realized and change in unrealized gains (losses) on investments	134,014	9,223		7,685	45,096	2,205		68,862		(1)	1,254,866	4,004,247	1,612
Net increase (decrease) in net assets resulting from operations	$140,758	$18,121		$9,524	$47,700	$2,439		$71,764		$292	$1,278,697	$3,743,282	$1,741

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	MFS® VIT Mid Cap Growth Division	MFS® VIT New Discovery Division	MFS® VIT Research Division	MFS® VIT Total Return Division	MFS® VIT Total Return Bond Division	MFS® VIT Utilities Division	MFS® VIT Value Division	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division
Investment Income:
Dividends	$—	$—		$790	$1,699		$289,202	$1,895	$2,300	$301	$67	$40
Expenses:
Mortality and expense risk charges	139	549		607	479		17	486	1,037	485	4	6
Net investment income (loss)	(139)	(549)		183	1,220		289,185	1,409	1,263	(184)	63	34
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,182	—		19,357	4,529		—	867	10,698	6,707	—	—
Realized gains (losses) on sale of investments	(78)	(2,238)		1,322	264		(162,619)	798	730	2,797	4	16
Net realized gains (losses)	3,104	(2,238)		20,679	4,793		(162,619)	1,665	11,428	9,504	4	16
Change in unrealized gains (losses) on investments	(2,420)	11,452		(11,341)	391		339,584	5,540	2,741	(1,953)	7	13
Net realized and change in unrealized gains (losses) on investments	684	9,214		9,338	5,184		176,965	7,205	14,169	7,551	11	29
Net increase (decrease) in net assets resulting from operations	$545	$8,665		$9,521	$6,404		$466,150	$8,614	$15,432	$7,367	$74	$63

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	MFS® VIT II Massachusetts Investors Growth Stock Division	MFS® VIT II U.S. Government Money Market Division	Morgan Stanley VIF Global Strategist Division	Morgan Stanley VIF Growth Division	Putnam VT Core Equity Division	Putnam VT Diversified Income Division	Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division	Putnam VT Global Asset Allocation Division	Putnam VT Government Money Market Division
Investment Income:
Dividends	$926		$94,491	$—		$—	$3,228	$3,997		$1,050	$12,519	$6,706	$7,461
Expenses:
Mortality and expense risk charges	2,552		124	250		8,298	3,474	616		863	2,517	1,962	1,433
Net investment income (loss)	(1,626)		94,367	(250)		(8,298)	(246)	3,381		187	10,002	4,744	6,028
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	48,838		—	915		—	42,559	—		—	—	32,285	—
Realized gains (losses) on sale of investments	3,411		—	1,595		207,853	12,762	(49,885)		10,858	10,651	6,309	—
Net realized gains (losses)	52,249		—	2,510		207,853	55,321	(49,885)		10,858	10,651	38,594	—
Change in unrealized gains (losses) on investments	(20,733)		—	1,939		70,399	13,257	52,382		22,350	82,933	(9,417)	—
Net realized and change in unrealized gains (losses) on investments	31,516		—	4,449		278,252	68,578	2,497		33,208	93,584	29,177	—
Net increase (decrease) in net assets resulting from operations	$29,890		$94,367	$4,199		$269,954	$68,332	$5,878		$33,395	$103,586	$33,921	$6,028

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	Putnam VT High Yield Division	Putnam VT Income Division	Putnam VT International Equity Division	Putnam VT International Value Division	Putnam VT Large Cap Growth Division	Putnam VT Large Cap Value Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES All-Cap Opportunities Division	T. Rowe Price ES Equity Income Division	T. Rowe Price ES Mid-Cap Growth Division
Investment Income:
Dividends	$509,104	$331,009		$404	$970		$—	$185,023	$181,753		$—	$753	$—
Expenses:
Mortality and expense risk charges	59,676	49,653		1,235	479		133,463	86,507	157,517		220,921	338	7,548
Net investment income (loss)	449,428	281,356		(831)	491		(133,463)	98,516	24,236		(220,921)	415	(7,548)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—		10,587	595		1,644,631	773,430	2,334,088		3,348,924	4,528	132,291
Realized gains (losses) on sale of investments	(51,549)	(238,957)		21,128	5,736		1,353,536	577,944	700,134		983,865	508	30
Net realized gains (losses)	(51,549)	(238,957)		31,715	6,331		2,998,167	1,351,374	3,034,222		4,332,789	5,036	132,321
Change in unrealized gains (losses) on investments	219,938	382,118		23,101	12,202		(626,924)	645,149	(963,687)		114,253	282	(95,733)
Net realized and change in unrealized gains (losses) on investments	168,389	143,161		54,816	18,533		2,371,243	1,996,523	2,070,535		4,447,042	5,318	36,588
Net increase (decrease) in net assets resulting from operations	$617,817	$424,517		$53,985	$19,024		$2,237,780	$2,095,039	$2,094,771		$4,226,121	$5,733	$29,040

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2025

	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price FIS Limited-Term Bond Division
Investment Income:
Dividends	$513,862	$268,817
Expenses:
Mortality and expense risk charges	170,479	47,004
Net investment income (loss)	343,383	221,813
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,009,626	—
Realized gains (losses) on sale of investments	311,374	21,903
Net realized gains (losses)	1,321,000	21,903
Change in unrealized gains (losses) on investments	1,257,003	57,958
Net realized and change in unrealized gains (losses) on investments	2,578,003	79,861
Net increase (decrease) in net assets resulting from operations	$2,921,386	$301,674

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

	American Funds® New World® Division		American Funds® U.S. Government Securities Division				BHFTI Brighthouse/Wellington Large Cap Research Division		BHFTI Invesco Global Equity Division		BHFTI Loomis Sayles Growth Division		BHFTI SSGA Emerging Markets Enhanced Index Division		BHFTI SSGA Emerging Markets Enhanced Index II Division
	2025	2024	2025		2024	2025	2024	2025	2024	2025	2024	2025 (a)		2025 (b)	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$42,462	$46,767		$102,580		$50,184	$(29,076)	$(15,892)	$(12,382)		$16,806	$(51,514)	$(42,660)		$70,614		$156,408	$109,259
Net realized gains (losses)	382,460	88,580		(23,347)		(50,035)	2,029,973	722,030	3,671,332		2,324,598	1,144,489	600,452		96,761		(901,733)	(262,641)
Change in unrealized gains (losses) on investments	1,094,443	133,440	40,790			1,191	(355,019)	924,646	(300,285)		859,245	(177,692)	1,071,851		2,289,910		988,680	433,948
Net increase (decrease) in net assets resulting from operations	1,519,365	268,787	120,023			1,340	1,645,878	1,630,784	3,358,665		3,200,649	915,283	1,629,643		2,457,285		243,355	280,566
Policy Transactions:
Premium payments received from Policy owners	4,465,472	4,386,698		2,048,206		1,924,530	8,302,380	8,068,722	5,021,236		4,861,201	3,596,506	3,048,685		1,284,218		655,036	2,002,989
Net transfers (including fixed account)	(52,785)	(199,804)		1,103,246		(4,919)	(161,687)	(52,326)	277,760		(698,918)	117,031	173,206		8,343,636		(8,442,335)	(705,443)
Policy charges	(3,538,129)	(3,321,019)		(1,627,589)		(1,561,040)	(5,872,359)	(5,348,799)	(3,954,108)		(3,714,830)	(2,835,756)	(2,499,278)		(939,434)		(452,211)	(1,323,673)
Transfers for Policy benefits and terminations	(461,916)	(296,785)	(234,206)			(170,398)	(1,365,929)	(1,106,559)	(2,399,099)		(1,922,682)	(912,970)	(436,754)		(444,889)		(127,413)	(49,688)
Net increase (decrease) in net assets resulting from Policy transactions	412,642	569,090	1,289,657			188,173	902,405	1,561,038	(1,054,211)		(1,475,229)	(35,189)	285,859		8,243,531		(8,366,923)	(75,815)
Net increase (decrease) in net assets	1,932,007	837,877		1,409,680		189,513	2,548,283	3,191,822	2,304,454		1,725,420	880,094	1,915,502		10,700,816		(8,123,568)	204,751
Net Assets:
Beginning of year	5,287,903	4,450,026	1,510,884			1,321,371	10,534,994	7,343,172	22,211,975		20,486,555	6,669,053	4,753,551		—		8,123,568	7,918,817
End of year	$7,219,910	$5,287,903		$2,920,564		$1,510,884	$13,083,277	$10,534,994	$24,516,429		$22,211,975	$7,549,147	$6,669,053		$10,700,816	$	—	$8,123,568

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(122,179)	$(94,759)	$275,404		$288,754	$116,012	$176,127	$483,056	$559,859		$168,368	$283,506	$338,066	$466,191	$1,158,071	$1,305,830
Net realized gains (losses)	2,399,938	1,037,982	(31,999)		45,486	(94,020)	(106,999)	3,566,599	2,525,794		370,811	221,270	2,674,733	1,619,996	14,751,228	9,192,481
Change in unrealized gains (losses) on investments	(401,519)	2,735,726	(30,804)	(86,165)		385,594	(21,662)	(651,709)	2,821,798		2,144,377	(209,808)	2,684,873	2,839,649	5,313,728	15,278,046
Net increase (decrease) in net assets resulting from operations	1,876,240	3,678,949	212,601	248,075		407,586	47,466	3,397,946	5,907,451		2,683,556	294,968	5,697,672	4,925,836	21,223,027	25,776,357
Policy Transactions:
Premium payments received from Policy owners	7,866,852	6,696,230	26,277,907		25,843,363	1,755,283	1,885,254	11,542,642	11,253,205		2,091,633	2,119,228	8,951,912	9,220,628	16,097,853	15,159,314
Net transfers (including fixed account)	(142,722)	202,686	525,781		276,665	(84,130)	191,804	(442,443)	(627,764)		169,379	(103,748)	(1,034,817)	398,706	1,183,633	1,155,866
Policy charges	(5,810,882)	(5,123,502)	(25,909,363)		(25,213,686)	(1,432,981)	(1,465,953)	(8,529,227)	(8,119,037)		(1,563,164)	(1,445,598)	(7,327,759)	(7,376,099)	(13,287,142)	(12,221,028)
Transfers for Policy benefits and terminations	(1,966,346)	(1,470,404)	(698,180)	(488,303)		(608,231)	(650,500)	(4,633,378)	(3,044,889)		(1,173,551)	(636,473)	(4,513,111)	(3,543,189)	(14,297,658)	(6,792,717)
Net increase (decrease) in net assets resulting from Policy transactions	(53,098)	305,010	196,145	418,039		(370,059)	(39,395)	(2,062,406)	(538,485)		(475,703)	(66,591)	(3,923,775)	(1,299,954)	(10,303,314)	(2,698,565)
Net increase (decrease) in net assets	1,823,142	3,983,959	408,746		666,114	37,527	8,071	1,335,540	5,368,966		2,207,853	228,377	1,773,897	3,625,882	10,919,713	23,077,792
Net Assets:
Beginning of year	15,892,669	11,908,710	6,453,763	5,787,649		6,044,188	6,036,117	49,416,827	44,047,861		9,125,859	8,897,482	50,109,979	46,484,097	129,657,605	106,579,813
End of year	$17,715,811	$15,892,669	$6,862,509		$6,453,763	$6,081,715	$6,044,188	$50,752,367	$49,416,827		$11,333,712	$9,125,859	$51,883,876	$50,109,979	$140,577,318	$129,657,605

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII MFS® Total Return Division		BHFTII MFS® Value Division			BHFTII Western Asset Management Strategic Bond Opportunities Division		DWS I Capital Growth VIP Division		DWS I Core Equity VIP Division		DWS I CROCI® International VIP Division		DWS I Global Small Cap VIP Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$669,873	$591,080	$76,411		$75,652	$116,792	$100,846	$(6,814)	$(5,797)		$252	$596	$185,664	$232,092	$995	$1,948
Net realized gains (losses)	1,470,686	985,828	716,223		615,550	(70,867)	(38,087)	138,156	132,783		62,598	40,914	330,042	51,969	10,759	3,167
Change in unrealized gains (losses) on investments	424,503	181,553	67,764		41,253	87,226	(260)	(21,996)	111,859		11,788	45,808	3,113,333	(125,526)	31,367	7,626
Net increase (decrease) in net assets resulting from operations	2,565,062	1,758,461	860,398		732,455	133,151	62,499	109,346	238,845		74,638	87,318	3,629,039	158,535	43,121	12,741
Policy Transactions:
Premium payments received from Policy owners	4,670,369	4,635,538	3,606,776		3,794,883	2,557,477	1,447,122	130,002	137,347		85,664	84,588	1,966,135	1,955,171	37,426	25,570
Net transfers (including fixed account)	(188,931)	(305,466)	(31,545)		(35,580)	(1,061,251)	(49,415)	5,614	(51,675)		990	(37,813)	1,254,920	(233,481)	234	506
Policy charges	(3,930,500)	(3,720,539)	(3,117,045)		(3,230,173)	(1,258,168)	(1,208,449)	(147,607)	(155,729)		(90,587)	(85,040)	(1,662,992)	(1,594,970)	(36,987)	(29,121)
Transfers for Policy benefits and terminations	(2,253,444)	(1,361,794)	(1,142,505)		(440,798)	(220,039)	(140,337)	(51,374)	(212,299)		(39,396)	(33,500)	(1,709,750)	(990,351)	(22,795)	(57,427)
Net increase (decrease) in net assets resulting from Policy transactions	(1,702,506)	(752,261)	(684,319)		88,332	18,019	48,921	(63,365)	(282,356)		(43,329)	(71,765)	(151,687)	(863,631)	(22,122)	(60,472)
Net increase (decrease) in net assets	862,556	1,006,200	176,079		820,787	151,170	111,420	45,981	(43,511)		31,309	15,553	3,477,352	(705,096)	20,999	(47,731)
Net Assets:
Beginning of year	24,144,866	23,138,666	7,387,305		6,566,518	1,576,417	1,464,997	980,709	1,024,220		486,106	470,553	8,656,514	9,361,610	239,324	287,055
End of year	$25,007,422	$24,144,866	$7,563,384		$7,387,305	$1,727,587	$1,576,417	$1,026,690	$980,709		$517,415	$486,106	$12,133,866	$8,656,514	$260,323	$239,324

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	DWS II Global Income Builder VIP Division		DWS II Government Money Market VIP Division		DWS II Small Mid Cap Growth VIP Division			Fidelity® VIP Asset Manager 50% Division			Fidelity® VIP Asset Manager 70% Division	Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division
	2025	2024	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025		2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,601	$8,531	$477,897	$659,660		$(735)	$(971)		$9,202	$8,502	$8,060	$6,334	$(513,878)		$(437,962)		$316,124	$299,182
Net realized gains (losses)	39,202	2,629	—	—		4,398	(4,449)		22,269	5,283	29,317	20,613	17,278,905		13,218,869		2,538,423	2,690,133
Change in unrealized gains (losses) on investments	(7,093)	13,254	—	—		4,339	10,799		34,479	9,080	73,453	24,263	(878,801)		8,349,399		2,283,856	1,178,369
Net increase (decrease) in net assets resulting from operations	43,710	24,414	477,897	659,660		8,002	5,379		65,950	22,865	110,830	51,210	15,886,226		21,130,306		5,138,403	4,167,684
Policy Transactions:
Premium payments received from Policy owners	69,270	83,236	41,768,404	43,252,107		30,227	25,974		141,184	139,538	290,549	275,374	9,968,978		9,257,510		5,192,729	5,289,002
Net transfers (including fixed account)	—	(1,084)	244,439	94,572		323	157		(5,408)	139,851	(1,060)	(7,290)	(262,958)		551,197		(9,317)	(165,668)
Policy charges	(70,152)	(77,853)	(41,235,230)	(42,309,990)		(27,812)	(24,407)		(132,042)	(127,551)	(200,610)	(199,352)	(9,177,367)		(8,575,676)		(4,760,491)	(4,794,067)
Transfers for Policy benefits and terminations	(31,077)	(35,142)	(1,906,649)	(1,395,291)		(19,517)	(35,107)		(1,941)	(10,040)	(39,274)	(29,877)	(6,617,947)		(7,897,531)		(3,414,607)	(3,690,846)
Net increase (decrease) in net assets resulting from Policy transactions	(31,959)	(30,843)	(1,129,036)	(358,602)		(16,779)	(33,383)		1,793	141,798	49,605	38,855	(6,089,294)		(6,664,500)		(2,991,686)	(3,361,579)
Net increase (decrease) in net assets	11,751	(6,429)	(651,139)	301,058		(8,777)	(28,004)		67,743	164,663	160,435	90,065	9,796,932		14,465,806		2,146,717	806,105
Net Assets:
Beginning of year	303,088	309,517	16,127,270	15,826,212		113,677	141,681		468,267	303,604	601,858	511,793	80,916,847		66,451,041		30,407,671	29,601,566
End of year	$314,839	$303,088	$15,476,131	$16,127,270		$104,900	$113,677		$536,010	$468,267	$762,293	$601,858	$90,713,779		$80,916,847		$32,554,388	$30,407,671

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Fidelity® VIP Freedom 2010 Division		Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division				Fidelity® VIP Freedom 2060 Division		Fidelity® VIP Government Money Market Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024		2025 (a)		2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$26,593	$27,805	$83,893		$83,755	$232,838	$196,228	$149,914	$86,956		$61,235		$40,345		$478	$42,431	$51,083
Net realized gains (losses)	8,382	(7,885)	223,889		106,963	867,541	331,307	1,125,370	445,411		676,097		200,436		276	—	—
Change in unrealized gains (losses) on investments	60,787	22,345	182,497		78,416	769,298	551,652	1,022,513	784,239		652,743		495,013		779	—	—
Net increase (decrease) in net assets resulting from operations	95,762	42,265	490,279		269,134	1,869,677	1,079,187	2,297,797	1,316,606		1,390,075		735,794		1,533	42,431	51,083
Policy Transactions:
Premium payments received from Policy owners	411,480	427,525	2,463,407		2,588,606	7,378,164	7,495,580	7,610,680	7,276,573		4,705,199		4,085,219		28,343	3,750,450	4,297,784
Net transfers (including fixed account)	(6,118)	424	(25,527)		137,586	(86,370)	(44,892)	49,970	15,960		(84,387)		(138,931)		29,594	38,007	116,510
Policy charges	(367,518)	(365,491)	(2,347,701)		(2,487,204)	(6,443,305)	(6,283,547)	(5,863,418)	(5,253,265)		(3,387,764)		(2,969,141)		(17,026)	(3,893,905)	(4,286,675)
Transfers for Policy benefits and terminations	(25,675)	(35,105)	(381,660)		(536,910)	(1,129,436)	(1,636,230)	(1,156,659)	(1,175,942)		(795,904)		(285,733)		(485)	—	—
Net increase (decrease) in net assets resulting from Policy transactions	12,169	27,353	(291,481)		(297,922)	(280,947)	(469,089)	640,573	863,326		437,144		691,414		40,426	(105,448)	127,619
Net increase (decrease) in net assets	107,931	69,618	198,798		(28,788)	1,588,730	610,098	2,938,370	2,179,932		1,827,219		1,427,208		41,959	(63,017)	178,702
Net Assets:
Beginning of year	987,511	917,893	3,971,100		3,999,888	13,232,882	12,622,784	12,680,194	10,500,262		6,990,348		5,563,140		—	1,399,567	1,220,865
End of year	$1,095,442	$987,511	$4,169,898		$3,971,100	$14,821,612	$13,232,882	$15,618,564	$12,680,194		$8,817,567		$6,990,348		$41,959	$1,336,550	$1,399,567

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Fidelity® VIP Growth Division		Fidelity® VIP High Income Division		Fidelity® VIP Index 500 Division				Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division	Fidelity® VIP Overseas Division		Fidelity® VIP Real Estate Division
	2025	2024	2025	2024	2025		2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(313,386)	$(490,680)	$23,292	$18,098		$432,945		$522,180	$24,485	$26,363	$(37,331)	$(28,190)	$6,744	$6,657		$8,898	$23,700
Net realized gains (losses)	10,277,880	17,219,352	3,067	(1,835)		8,464,332		7,047,626	(7,121)	(23,614)	1,383,362	1,832,789	102,099	76,213		1,871	(14,971)
Change in unrealized gains (losses) on investments	(1,063,629)	(493,413)	9,047	9,470		8,002,360	13,720,506		51,958	5,030	(82,554)	79,610	31,915	(48,019)		7,352	26,606
Net increase (decrease) in net assets resulting from operations	8,900,865	16,235,259	35,406	25,733		16,899,637	21,290,312		69,322	7,779	1,263,477	1,884,209	140,758	34,851		18,121	35,335
Policy Transactions:
Premium payments received from Policy owners	8,938,493	8,918,207	371,180	309,081		14,768,783		14,212,566	589,499	585,094	3,338,465	3,334,723	220,590	248,409		363,921	307,762
Net transfers (including fixed account)	(619,303)	735,030	12,413	(1,665)		(492,089)		738,297	101,523	28,183	(44,482)	(203,511)	(23,564)	(6,321)		1,698	6,749
Policy charges	(8,114,948)	(7,834,617)	(258,864)	(249,432)		(13,355,708)		(12,831,214)	(490,554)	(501,309)	(2,694,569)	(2,659,515)	(183,072)	(175,351)		(278,355)	(267,572)
Transfers for Policy benefits and terminations	(5,131,603)	(6,467,495)	(88,239)	(30,683)		(9,399,928)	(9,163,618)		(318,109)	(65,868)	(1,174,890)	(1,896,631)	(69,721)	(179,615)		(108,754)	(229,162)
Net increase (decrease) in net assets resulting from Policy transactions	(4,927,361)	(4,648,875)	36,490	27,301		(8,478,942)	(7,043,969)		(117,641)	46,100	(575,476)	(1,424,934)	(55,767)	(112,878)		(21,490)	(182,223)
Net increase (decrease) in net assets	3,973,504	11,586,384	71,896	53,034		8,420,695		14,246,343	(48,319)	53,879	688,001	459,275	84,991	(78,027)		(3,369)	(146,888)
Net Assets:
Beginning of year	68,165,746	56,579,362	359,551	306,517		106,409,137	92,162,794		972,328	918,449	12,171,700	11,712,425	741,634	819,661		717,405	864,293
End of year	$72,139,250	$68,165,746	$431,447	$359,551		$114,829,832		$106,409,137	$924,009	$972,328	$12,859,701	$12,171,700	$826,625	$741,634		$714,036	$717,405

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Fidelity® VIP Value Division		Invesco V.I. Diversified Dividend Division		Invesco V.I. Equity and Income Division			Invesco V.I. Global Core Equity Division		Invesco V.I. High Yield Division			MFS® VIT Global Equity Division			MFS® VIT Growth Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024			2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,839	$2,903	$2,604	$3,221	$	234	$207	$2,902	$993	$293		$274	$23,831		$17,347	$(260,965)	$(246,995)
Net realized gains (losses)	37,559	79,922	33,198	16,353		1,442	1,618	49,119	17,056		92		75	1,944,770		774,469	7,290,399	3,697,040
Change in unrealized gains (losses) on investments	(29,874)	(26,071)	11,898	15,554		763	(497)	19,743	47,094		(93)		29		(689,904)	(285,288)	(3,286,152)	4,957,535
Net increase (decrease) in net assets resulting from operations	9,524	56,754	47,700	35,128		2,439	1,328	71,764	65,143		292		378		1,278,697	506,528	3,743,282	8,407,580
Policy Transactions:
Premium payments received from Policy owners	153,037	163,018	118,554	125,961		29,906	35,992	149,097	142,760		11,430		11,017		2,626,204	2,613,304	4,252,229	4,346,103
Net transfers (including fixed account)	(7,307)	642	8,434	631		352	1,544	—	(1,554)	—		—	(50,204)		(483,407)	(581,536)	(51,491)
Policy charges	(126,094)	(134,899)	(126,319)	(122,042)		(30,112)	(29,912)	(107,691)	(105,087)		(12,438)		(11,954)		(2,111,844)	(2,135,359)	(3,819,336)	(3,757,913)
Transfers for Policy benefits and terminations	(226,731)	(77,546)	(640)	—		—	—	(737)	(79,830)		(262)		(4)		(1,121,609)	(906,065)	(2,309,967)	(2,807,932)
Net increase (decrease) in net assets resulting from Policy transactions	(207,095)	(48,785)	29	4,550		146	7,624	40,669	(43,711)		(1,270)		(941)		(657,453)	(911,527)	(2,458,610)	(2,271,233)
Net increase (decrease) in net assets	(197,571)	7,969	47,729	39,678		2,585	8,952	112,433	21,432		(978)		(563)		621,244	(404,999)	1,284,672	6,136,347
Net Assets:
Beginning of year	564,429	556,460	331,459	291,781		21,289	12,337	475,668	454,236		5,544		6,107		10,241,073	10,646,072	34,603,623	28,467,276
End of year	$366,858	$564,429	$379,188	$331,459		$23,874	$21,289	$588,101	$475,668		$4,566		$5,544		$10,862,317	$10,241,073	$35,888,295	$34,603,623

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	MFS® VIT Investors Trust Division			MFS® VIT Mid Cap Growth Division			MFS® VIT New Discovery Division			MFS® VIT Research Division		MFS® VIT Total Return Division				MFS® VIT Total Return Bond Division			MFS® VIT Utilities Division
	2025		2024	2025	2024		2025	2024	2025		2024	2025	2024			2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$129	$	(6)	$(139)	$(133)			$(549)	$(561)		$183	$(146)	$1,220		$997	$289,185		$301,947	$1,409		$939
Net realized gains (losses)	5,037		3,039	3,104		1,099		(2,238)	(7,682)		20,679	9,587		4,793		4,300	(162,619)		(71,972)	1,665		1,827
Change in unrealized gains (losses) on investments	(3,425)		(755)	(2,420)		1,203		11,452	12,805		(11,341)	4,019		391		(894)	339,584		(42,568)	5,540		3,373
Net increase (decrease) in net assets resulting from operations	1,741		2,278	545		2,169		8,665	4,562		9,521	13,460		6,404		4,403	466,150		187,407	8,614		6,139
Policy Transactions:
Premium payments received from Policy owners	25,333		21,433	6,307		9,116		18,108	21,214		31,617	26,348		29,991		39,484	1,327,722		1,313,285	11,921		11,838
Net transfers (including fixed account)	—		—	—		—		(4)	(4)	—	—	—		—		142,431	579,576		(5)	(4)
Policy charges	(23,396)		(22,931)	(6,266)		(8,873)		(19,056)	(22,346)		(31,285)	(30,622)		(36,614)		(41,129)	(1,056,154)		(1,010,192)	(13,397)		(15,208)
Transfers for Policy benefits and terminations	(526)		(372)	(244)		(925)		(100)	(12,984)		(1,117)	(24,564)		(81)		(36,045)	(1,548,026)		(317,461)	(378)		(234)
Net increase (decrease) in net assets resulting from Policy transactions	1,411		(1,870)	(203)		(682)		(1,052)	(14,120)		(785)	(28,838)		(6,704)		(37,690)	(1,134,027)		565,208	(1,859)		(3,608)
Net increase (decrease) in net assets	3,152		408	342		1,487		7,613	(9,558)		8,736	(15,378)		(300)		(33,287)	(667,877)		752,615	6,755		2,531
Net Assets:
Beginning of year	14,277		13,869	18,305		16,818		72,335	81,893		79,670	95,048		66,310		99,597	7,131,532		6,378,917	61,486		58,955
End of year	$17,429		$14,277	$18,647		$18,305		$79,948	$72,335		$88,406	$79,670		$66,010		$66,310	$6,463,655		$7,131,532	$68,241		$61,486

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

MFS® VIT Value Division	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division	MFS® VIT II Massachusetts Investors Growth Stock Division	MFS® VIT II U.S. Government Money Market Division	Morgan Stanley VIF Global Strategist Division
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,263	$682	$(184)	$(107)	$	63	$68	$34	$26	$(1,626)	$(1,378)	$94,367	$121,701	$(250)	$(222)
Net realized gains (losses)	11,428	8,854	9,504	6,954	4	24	16	31	52,249	37,353	—	—	2,510	663
Change in unrealized gains (losses) on investments	2,741	(2,871)	(1,953)	3,927	7	(21)	13	(49)	(20,733)	11,418	—	—	1,939	1,130
Net increase (decrease) in net assets resulting from operations	15,432	6,665	7,367	10,774	74	71	63	8	29,890	47,393	94,367	121,701	4,199	1,571
Policy Transactions:
Premium payments received from Policy owners	13,952	9,983	32,766	29,674	7,240	8,215	6,994	4,560	11,516	12,945	561,817	642,546	29,390	27,758
Net transfers (including fixed account)	19,995	34,996	—	—	—	—	(6)	(4)	5	—	(196,310)	789,333	—	52
Policy charges	(10,385)	(13,050)	(31,159)	(32,592)	(7,468)	(8,309)	(5,930)	(5,345)	(27,282)	(29,997)	(600,652)	(597,456)	(27,924)	(27,770)
Transfers for Policy benefits and terminations	(948)	(8,408)	(860)	(8,721)	(153)	(149)	(2)	(1)	—	(25,107)	(181,936)	(593,507)	(318)	(10)
Net increase (decrease) in net assets resulting from Policy transactions	22,614	23,521	747	(11,639)	(381)	(243)	1,056	(790)	(15,761)	(42,159)	(417,081)	240,916	1,148	30
Net increase (decrease) in net assets	38,046	30,186	8,114	(865)	(307)	(172)	1,119	(782)	14,129	5,234	(322,714)	362,617	5,347	1,601
Net Assets:
Beginning of year	113,472	83,286	62,173	63,038	742	914	531	1,313	340,901	335,667	2,629,335	2,266,718	24,642	23,041
End of year	$151,518	$113,472	$70,287	$62,173	$	435	$742	$1,650	$531	$355,030	$340,901	$2,306,621	$2,629,335	$29,989	$24,642

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Morgan Stanley VIF Growth Division		Putnam VT Core Equity Division			Putnam VT Diversified Income Division			Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division			Putnam VT Global Asset Allocation Division		Putnam VT Government Money Market Division
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025	2024	2025		2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(8,298)	$(5,702)	$(246)		$181		$3,381	$11,224	$187	$817	$10,002	$3,429	$4,744	$4,240		$6,028		$5,211
Net realized gains (losses)	207,853	(123,423)	55,321		27,226		(49,885)	(2,476)	10,858	220	10,651		(2,513)	38,594	3,784		—	—
Change in unrealized gains (losses) on investments	70,399	382,242	13,257		73,535		52,382	1,813	22,350	12,105	82,933		7,601	(9,417)	29,357		—	—
Net increase (decrease) in net assets resulting from operations	269,954	253,117	68,332		100,942		5,878	10,561	33,395	13,142	103,586		8,517	33,921	37,381		6,028	5,211
Policy Transactions:
Premium payments received from Policy owners	233,497	260,314	16,243		14,230		9,975	11,626	19,921	18,808	41,332		37,333	8,166	8,090		179,926	165,750
Net transfers (including fixed account)	(368,081)	2,158	4,087		835		(1,332)	4,000	—	(5,260)	—	(325)	—	(1,000)	535,136		3,990
Policy charges	(218,214)	(208,459)	(15,666)		(15,016)		(6,792)	(7,504)	(13,321)	(13,452)	(39,043)		(35,708)	(23,570)	(21,269)		(168,977)	(164,441)
Transfers for Policy benefits and terminations	(33,531)	(160,331)	(77,770)		(11,152)		(160,538)	(106)	(36,284)	(3,307)	(69,314)		(39,389)	(26,802)	(3,466)		(547,495)	—
Net increase (decrease) in net assets resulting from Policy transactions	(386,329)	(106,318)	(73,106)		(11,103)		(158,687)	8,016	(29,684)	(3,211)	(67,025)		(38,089)	(42,206)	(17,645)		(1,410)	5,299
Net increase (decrease) in net assets	(116,375)	146,799	(4,774)		89,839		(152,809)	18,577	3,711	9,931	36,561		(29,572)	(8,285)	19,736		4,618	10,510
Net Assets:
Beginning of year	806,982	660,183	479,606		389,767		212,624	194,047	102,062	92,131	315,882		345,454	266,315	246,579		138,303	127,793
End of year	$690,607	$806,982	$474,832		$479,606		$59,815	$212,624	$105,773	$102,062	$352,443		$315,882	$258,030	$266,315		$142,921	$138,303

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	Putnam VT High Yield Division		Putnam VT Income Division		Putnam VT International Equity Division		Putnam VT International Value Division			Putnam VT Large Cap Growth Division	Putnam VT Large Cap Value Division			Putnam VT Sustainable Leaders Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025		2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$449,428	$387,893	$281,356	$334,597		$(831)	$3,724	$491	$1,031	$(133,463)	$(107,273)	$98,516		$60,844		$24,236	$(80,925)
Net realized gains (losses)	(51,549)	(90,590)	(238,957)	(422,505)		31,715	5,971	6,331	1,152	2,998,167	1,314,770	1,351,374		881,430		3,034,222	794,260
Change in unrealized gains (losses) on investments	219,938	248,623	382,118	208,971	23,101		(3,551)	12,202	429	(626,924)	3,282,129	645,149		953,699		(963,687)	3,419,421
Net increase (decrease) in net assets resulting from operations	617,817	545,926	424,517	121,063	53,985		6,144	19,024	2,612	2,237,780	4,489,626	2,095,039		1,895,973		2,094,771	4,132,756
Policy Transactions:
Premium payments received from Policy owners	2,273,520	2,401,412	1,840,496	1,729,641		37,879	36,055	7,613	8,322	2,439,462	2,374,483	2,130,790		2,092,549		2,895,143	2,971,360
Net transfers (including fixed account)	(16,737)	75,673	43,878	210,652		(69,243)	(1,742)	(653)	1,405	(62,361)	680,967	(165,434)		(133,484)		(839,158)	(357,548)
Policy charges	(1,916,425)	(1,910,707)	(1,497,356)	(1,507,959)		(36,367)	(40,464)	(6,079)	(5,834)	(2,192,287)	(2,059,420)	(1,674,804)		(1,673,759)		(2,528,494)	(2,534,882)
Transfers for Policy benefits and terminations	(785,970)	(632,380)	(525,510)	(988,428)	(37,408)		(15,125)	(15,951)	(96)	(2,140,860)	(1,162,830)	(1,708,974)		(909,451)		(1,336,698)	(1,358,771)
Net increase (decrease) in net assets resulting from Policy transactions	(445,612)	(66,002)	(138,492)	(556,094)	(105,139)		(21,276)	(15,070)	3,797	(1,956,046)	(166,800)	(1,418,422)		(624,145)		(1,809,207)	(1,279,841)
Net increase (decrease) in net assets	172,205	479,924	286,025	(435,031)		(51,154)	(15,132)	3,954	6,409	281,734	4,322,826	676,617		1,271,828		285,564	2,852,915
Net Assets:
Beginning of year	7,992,887	7,512,963	6,546,672	6,981,703	214,346		229,478	59,467	53,058	18,121,927	13,799,101	11,594,862		10,323,034		21,886,216	19,033,301
End of year	$8,165,092	$7,992,887	$6,832,697	$6,546,672		$163,192	$214,346	$63,421	$59,467	$18,403,661	$18,121,927	$12,271,479		$11,594,862		$22,171,780	$21,886,216

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2025 and 2024

	T. Rowe Price ES All-Cap Opportunities Division		T. Rowe Price ES Equity Income Division			T. Rowe Price ES Mid-Cap Growth Division				T. Rowe Price ES Moderate Allocation Division		T. Rowe Price FIS Limited-Term Bond Division
	2025	2024	2025	2024		2025		2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(220,921)	$(191,958)	$415		$455		$(7,548)		$(7,265)	$343,383	$347,801	$221,813	$223,149
Net realized gains (losses)	4,332,789	3,991,986	5,036		3,561		132,321		97,312	1,321,000	894,117	21,903	(393)
Change in unrealized gains (losses) on investments	114,253	2,133,053	282		314		(95,733)		(14,206)	1,257,003	794,530	57,958	41,908
Net increase (decrease) in net assets resulting from operations	4,226,121	5,933,081	5,733		4,330		29,040		75,841	2,921,386	2,036,448	301,674	264,664
Policy Transactions:
Premium payments received from Policy owners	5,950,008	5,928,621	7,506		6,892		316,476		295,809	4,320,346	4,478,902	2,637,974	2,579,787
Net transfers (including fixed account)	401	(212,568)	—		—		(2,529)		(387)	(115,180)	(364,461)	355,375	444,111
Policy charges	(5,181,750)	(4,986,979)	(8,272)		(7,597)		(254,100)		(238,273)	(4,018,183)	(4,052,173)	(2,398,737)	(2,349,296)
Transfers for Policy benefits and terminations	(4,053,229)	(2,556,922)	(23)		(321)		(32,386)		(70,137)	(1,878,340)	(2,841,608)	(1,718,409)	(761,899)
Net increase (decrease) in net assets resulting from Policy transactions	(3,284,570)	(1,827,848)	(789)		(1,026)		27,461		(12,988)	(1,691,357)	(2,779,340)	(1,123,797)	(87,297)
Net increase (decrease) in net assets	941,551	4,105,233	4,944		3,304		56,501		62,853	1,230,029	(742,892)	(822,123)	177,367
Net Assets:
Beginning of year	29,455,209	25,349,976	42,825		39,521		993,456		930,603	22,389,514	23,132,406	6,722,067	6,544,700
End of year	$30,396,760	$29,455,209	$47,769		$42,825		$1,049,957		$993,456	$23,619,543	$22,389,514	$5,899,944	$6,722,067

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.
ORGANIZATION

Paragon Separate Account B (the “Separate Account”), a separate account of Metropolitan Life Insurance Company (the “Company”), was established by the Board of Directors of Paragon Life Insurance Company (“Paragon”) on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the “Policies”). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into divisions (the “Divisions”), each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the “Trusts”), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“Invesco V.I.”)

American Funds Insurance Series® (“American Funds”)

Brighthouse Funds Trust I (“BHFTI”)

Brighthouse Funds Trust II (“BHFTII”)

Deutsche DWS Variable Series I (“DWS I”)

Deutsche DWS Variable Series II (“DWS II”)

Fidelity® Variable Insurance Products (“Fidelity VIP”)

MFS® Variable Insurance Trust (“MFS VIT”)

MFS® Variable Insurance Trust II (“MFS VIT II”)

Morgan Stanley Variable Insurance Fund, Inc. (“Morgan Stanley VIF”)

Putnam Variable Trust (“Putnam VT”)

T. Rowe Price Equity Series, Inc. (“T. Rowe Price ES”)

T. Rowe Price Fixed Income Series, Inc. (“T. Rowe Price FIS”)

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.
LIST OF DIVISIONS

A. The following Divisions had net assets as of December 31, 2025:

American Funds® New World® Division

American Funds® U.S. Government Securities Division

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTI Invesco Global Equity Division

BHFTI Loomis Sayles Growth Division

BHFTI SSGA Emerging Markets Enhanced Index Division (a)

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division

BHFTII MFS® Value Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

DWS I Capital Growth VIP Division

DWS I Core Equity VIP Division

DWS I CROCI® International VIP Division

DWS I Global Small Cap VIP Division

DWS II Global Income Builder VIP Division

DWS II Government Money Market VIP Division

DWS II Small Mid Cap Growth VIP Division

Fidelity® VIP Asset Manager 50% Division

Fidelity® VIP Asset Manager 70% Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2010 Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2060 Division (a)

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP High Income Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.
LIST OF DIVISIONS — (Concluded)

Fidelity® VIP Index 500 Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

Fidelity® VIP Overseas Division

Fidelity® VIP Real Estate Division

Fidelity® VIP Value Division

Invesco V.I. Diversified Dividend Division

Invesco V.I. Equity and Income Division

Invesco V.I. Global Core Equity Division

Invesco V.I. High Yield Division

MFS® VIT Global Equity Division

MFS® VIT Growth Division

MFS® VIT Investors Trust Division

MFS® VIT Mid Cap Growth Division

MFS® VIT New Discovery Division

MFS® VIT Research Division

MFS® VIT Total Return Division

MFS® VIT Total Return Bond Division

MFS® VIT Utilities Division

MFS® VIT Value Division

MFS® VIT II Core Equity Division

MFS® VIT II High Yield Division

MFS® VIT II Income Division

MFS® VIT II Massachusetts Investors Growth Stock Division

MFS® VIT II U.S. Government Money Market Division

Morgan Stanley VIF Global Strategist Division

Morgan Stanley VIF Growth Division

Putnam VT Core Equity Division

Putnam VT Diversified Income Division

Putnam VT Emerging Markets Equity Division

Putnam VT Focused International Equity Division

Putnam VT Global Asset Allocation Division

Putnam VT Government Money Market Division

Putnam VT High Yield Division

Putnam VT Income Division

Putnam VT International Equity Division

Putnam VT International Value Division

Putnam VT Large Cap Growth Division

Putnam VT Large Cap Value Division

Putnam VT Sustainable Leaders Division

T. Rowe Price ES All-Cap Opportunities Division

T. Rowe Price ES Equity Income Division

T. Rowe Price ES Mid-Cap Growth Division

T. Rowe Price ES Moderate Allocation Division

T. Rowe Price FIS Limited-Term Bond Division

(a) This Division began operations during the year ended December 31, 2025.

B. The following Division ceased operations during the year ended December 31, 2025, and is not included in the statements of assets and liabilities.

BHFTI SSGA Emerging Markets Enhanced Index II Division

C. The following Divisions are offered investment options in the Separate Account. During the year ended December 31, 2025, these Divisions had no activity and had no net assets as of December 31, 2025. These Divisions are not included in the accompanying financial statements:

American Funds® American High-Income Trust Division

American Funds® Asset Allocation Division

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® International Division

American Funds® The Bond Fund of America Division

American Funds® Ultra-Short Bond Division

Fidelity® VIP Balanced Division

Fidelity® VIP Growth & Income Division

Fidelity® VIP Growth Opportunities Division

3.
PORTFOLIO CHANGES

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2025:

Name Changes:

Former Name

Fidelity VIP Asset Manager Portfolio

Fidelity VIP Asset Manager: Growth Portfolio

New Name

Fidelity VIP Asset Manager 50% Portfolio

Fidelity VIP Asset Manager 70% Portfolio

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.
PORTFOLIO CHANGES — (Concluded)

Merger:

Former Portfolio

BHFTI SSGA Emerging Markets Enhanced Index II Portfolio

New Portfolio

BHFTI SSGA Emerging Markets Enhanced Index Portfolio

4.
SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division’s investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value (“NAV”). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account’s investments in shares of a fund, portfolio or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.
SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Premium Payments

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Reporting

Each Division of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Division. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for group variable life Policies issued by the Company to support the liabilities of the applicable Policies. The Divisions have identified the Company’s Assistant Vice President of Life and Annuity Products as the CODM.

The CODM uses the increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Divisions within the Separate Account. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the statements of assets and liabilities as net assets. The measure of segment profit and loss is reported on the statements of operations and changes in net assets as increase (decrease) in net assets from operations. All assets and increases (decreases) in net assets from operations are generated in the U.S.

5.
EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2025:

Mortality and Expense Risk	0.00% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.
EXPENSES & POLICY CHARGES — (Concluded)

Asset-based charges that have not been redeemed from the Divisions are recorded as Accrued Fees in the accompanying statements of assets and liabilities of the Divisions.

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance (“COI”) charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. An administrative charge of up to $6.50 is assessed per month per Policy. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2025 and 2024.

For some Policies, optional benefits are offered that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $0.15 to $112.63 per $1,000 of coverage. The charge for riders providing benefits of a disability wavier of monthly deductions in the event of disability can range from $0.01 to $3.76 per $1,000 of benefit or $1.00 of waived premium provided depending on the Policy. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2025 and 2024.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENT OF INVESTMENTS
	As of December 31, 2025				For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
American Funds® New World® Division	222,356		5,866,224			1,771,691		1,069,132
American Funds® U.S. Government Securities Division	295,006		3,023,707			1,983,251		591,013
BHFTI Brighthouse/Wellington Large Cap Research Division	887,604		12,382,472			4,679,301		1,846,635
BHFTI Invesco Global Equity Division	978,700		22,325,637			5,469,440		3,105,188
BHFTI Loomis Sayles Growth Division	391,553		6,097,701			2,216,927		1,442,668
BHFTI SSGA Emerging Markets Enhanced Index Division	763,254		8,410,905			9,150,616	(a)	836,471	(a)
BHFTI SSGA Emerging Markets Enhanced Index II Division	—		—	464,908	(b)	8,675,421		(b)
BHFTII BlackRock Capital Appreciation Division	399,095		15,323,550			4,781,294		2,904,026
BHFTII BlackRock Ultra-Short Term Bond Division	67,017		6,859,008			9,707,679		9,236,130
BHFTII MetLife Aggregate Bond Index Division	623,127		6,365,625			1,086,538		1,340,585
BHFTII MetLife Mid Cap Stock Index Division	2,886,938		49,619,200			8,646,111		6,648,122
BHFTII MetLife MSCI EAFE® Index Division	603,178		8,694,940			1,682,216		1,914,680
BHFTII MetLife Russell 2000® Index Division	2,667,551		46,872,999			5,218,256		6,306,936
BHFTII MetLife Stock Index Division	1,890,751		106,332,566			19,187,734		17,016,518
BHFTII MFS® Total Return Division	164,859		25,909,767			4,189,232		3,557,344
BHFTII MFS® Value Division	554,907		7,845,218			2,249,656		2,035,283
BHFTII Western Asset Management Strategic Bond Opportunities Division	161,306		1,778,029			1,612,598		1,477,787
DWS I Capital Growth VIP Division	23,899		873,763			214,750		171,584
DWS I Core Equity VIP Division	36,827		443,483			124,394		117,112
DWS I CROCI® International VIP Division	1,164,479		8,909,078			2,373,502		2,339,530
DWS I Global Small Cap VIP Division	22,500		245,426			43,584		51,316
DWS II Global Income Builder VIP Division	14,087		309,208			110,585		91,121
DWS II Government Money Market VIP Division	15,452,426		15,452,426			16,123,362		16,769,835
DWS II Small Mid Cap Growth VIP Division	7,394		108,791			29,743		40,310
Fidelity® VIP Asset Manager 50% Division	30,421		490,287			64,191		31,398
Fidelity® VIP Asset Manager 70% Division	29,466		638,045			164,959		86,264
Fidelity® VIP Contrafund® Division	1,514,673		65,719,943			18,097,636		11,134,822
Fidelity® VIP Equity-Income Division	1,106,163		26,772,406			4,259,753		5,232,694
Fidelity® VIP Freedom 2010 Division	90,160		1,111,827			182,669		131,302
Fidelity® VIP Freedom 2020 Division	314,472		4,059,230			1,157,429		1,147,785
Fidelity® VIP Freedom 2030 Division	838,167		12,737,053			2,983,112		2,452,051
Fidelity® VIP Freedom 2040 Division	524,465		12,725,118			3,336,971		1,683,258
Fidelity® VIP Freedom 2050 Division	318,554		7,192,735			2,137,241		1,150,956
Fidelity® VIP Freedom 2060 Division	2,757		41,181			46,144	(a)	5,093 (a)
Fidelity® VIP Government Money Market Division	1,336,550		1,336,550			2,117,612		2,180,658
Fidelity® VIP Growth Division	738,224		61,264,368			11,784,359		8,197,229
Fidelity® VIP High Income Division	88,415		432,012			222,688		162,904
Fidelity® VIP Index 500 Division	173,950		51,262,167			7,557,823		15,042,057
Fidelity® VIP Investment Grade Bond Division	81,340		948,242			407,018		500,180
Fidelity® VIP Mid Cap Division	342,834		12,394,589			2,515,498		1,777,082
Fidelity® VIP Overseas Division	30,037		724,844			190,045		168,377
Fidelity® VIP Real Estate Division	40,025		720,046			204,211		216,492
Fidelity® VIP Value Division	19,029		329,780			120,269		289,849
Invesco V.I. Diversified Dividend Division	13,931		361,694			147,116		117,194
Invesco V.I. Equity and Income Division	1,307		23,407			30,651		29,191
Invesco V.I. Global Core Equity Division	49,881		518,777			166,127		84,699
Invesco V.I. High Yield Division	965		4,665			5,408		6,378
MFS® VIT Global Equity Division	553,636		11,128,440			3,110,676		1,856,900
(a)
For the period April 25, 2025 to December 31, 2025.
(b)
For the period January 1, 2025 to April 25, 2025.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENT OF INVESTMENTS — (Concluded)
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
MFS® VIT Growth Division	528,936		29,504,984		7,741,553	4,192,703
MFS® VIT Investors Trust Division	667		20,214		26,836	19,118
MFS® VIT Mid Cap Growth Division	2,339		20,906		8,134	5,288
MFS® VIT New Discovery Division	5,126		81,574		14,981	16,583
MFS® VIT Research Division	2,900		90,665		43,501	24,742
MFS® VIT Total Return Division	2,830		66,020		36,448	37,408
MFS® VIT Total Return Bond Division	548,698		6,937,665		1,068,581	1,913,412
MFS® VIT Utilities Division	1,809		60,890		10,499	10,091
MFS® VIT Value Division	6,807		142,411		46,328	11,762
MFS® VIT II Core Equity Division	2,208		64,679		35,095	27,832
MFS® VIT II High Yield Division	86	435		3,815		4,131
MFS® VIT II Income Division	194		1,651		5,984	4,889
MFS® VIT II Massachusetts Investors Growth Stock Division	15,745		325,395		59,943	28,483
MFS® VIT II U.S. Government Money Market Division	2,306,638		2,306,638		1,074,448	1,397,156
Morgan Stanley VIF Global Strategist Division	2,873		27,193		25,820	24,012
Morgan Stanley VIF Growth Division	26,002		588,123		574,265	968,891
Putnam VT Core Equity Division	20,087		367,800		63,832	94,616
Putnam VT Diversified Income Division	12,785		73,664		13,247	168,540
Putnam VT Emerging Markets Equity Division	4,081		76,700		19,118	48,608
Putnam VT Focused International Equity Division	18,131		278,528		48,137	105,152
Putnam VT Global Asset Allocation Division	13,253		215,173		45,862	51,033
Putnam VT Government Money Market Division	142,921		142,921		692,216	687,617
Putnam VT High Yield Division	1,405,353		8,195,457		1,415,549	1,411,728
Putnam VT Income Division	823,217		7,814,862		1,412,364	1,269,517
Putnam VT International Equity Division	8,117		122,122		45,442	140,807
Putnam VT International Value Division	3,935		42,795		7,822	21,809
Putnam VT Large Cap Growth Division	994,792		12,462,835		4,142,390	4,587,284
Putnam VT Large Cap Value Division	337,778		8,681,911		1,861,147	2,407,636
Putnam VT Sustainable Leaders Division	454,899		16,750,560		3,579,179	3,030,062
T. Rowe Price ES All-Cap Opportunities Division	766,434		26,216,180		5,449,556	5,606,124
T. Rowe Price ES Equity Income Division	1,653		46,558		12,437	8,278
T. Rowe Price ES Mid-Cap Growth Division	40,075		1,145,179		270,811	118,629
T. Rowe Price ES Moderate Allocation Division	1,053,034		21,452,586		3,361,050	3,699,397
T. Rowe Price FIS Limited-Term Bond Division	1,242,093		5,822,196		1,713,325	2,615,308
(a)
For the period April 25, 2025 to December 31, 2025.
(b)
For the period January 1, 2025 to April 25, 2025.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS
For the years ended December 31, 2025 and 2024:
	American Funds® New World® Division		American Funds® U.S. Government Securities Division			BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Invesco Global Equity Division			BHFTI Loomis Sayles Growth Division		BHFTI SSGA Emerging Markets Enhanced Index Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025 (a)
Units beginning of year	180,766	161,328		120,973	106,037	149,061	125,479		440,186	471,300	96,731	92,019	—
Units issued and transferred from other funding options	149,581	162,192		253,829	168,337	122,100	132,819		119,952	128,796	59,752	61,044	773,428
Units redeemed and transferred to other funding options	(136,987)	(142,754)		(156,671)	(153,401)	(110,254)	(109,237)		(139,669)	(159,910)	(60,731)	(56,332)	(117,789)
Units end of year	193,360	180,766		218,131	120,973	160,907	149,061		420,469	440,186	95,752	96,731	655,639
	BHFTI SSGA Emerging Markets Enhanced Index II Division		BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division
	2025 (b)	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	666,841	675,411	178,463		175,178	608,558	569,291	452,830		455,534	770,214	777,615	346,054	347,758
Units issued and transferred from other funding options	67,689	250,743	99,100		96,525	2,810,703	2,796,947	168,587		178,949	211,347	215,992	95,865	97,873
Units redeemed and transferred to other funding options	(734,530)	(259,313)	(100,488)		(93,240)	(2,793,270)	(2,757,680)	(195,130)		(181,653)	(242,050)	(223,393)	(113,091)	(99,577)
Units end of year	—	666,841	177,075		178,463	625,991	608,558	426,287		452,830	739,511	770,214	328,828	346,054
	BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division			BHFTII MFS® Total Return Division	BHFTII MFS® Value Division			BHFTII Western Asset Management Strategic Bond Opportunities Division		DWS I Capital Growth VIP Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	923,401	950,261		1,585,001	1,621,780	706,317	728,528		141,947	140,144	128,185	124,000	4,612	6,053
Units issued and transferred from other funding options	191,998	233,859		237,544	260,833	153,701	153,293		76,779	82,869	208,621	134,364	658	808
Units redeemed and transferred to other funding options	(263,224)	(260,719)		(361,489)	(297,612)	(200,498)	(175,504)		(89,479)	(81,066)	(207,046)	(130,179)	(947)	(2,249)
Units end of year	852,175	923,401		1,461,056	1,585,001	659,520	706,317		129,247	141,947	129,760	128,185	4,323	4,612
	DWS I Core Equity VIP Division		DWS I CROCI® International VIP Division			DWS I Global Small Cap VIP Division		DWS II Global Income Builder VIP Division		DWS II Government Money Market VIP Division		DWS II Small Mid Cap Growth VIP Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	6,709	7,740		347,843	382,489	6,512	8,198		5,698	6,300	14,644,256	14,964,166	3,082	4,009
Units issued and transferred from other funding options	1,183	1,330		113,951	89,659	1,076	1,095		1,270	1,659	45,610,343	46,852,811	926	864
Units redeemed and transferred to other funding options	(1,734)	(2,361)		(122,796)	(124,305)	(1,666)	(2,781)		(1,818)	(2,261)	(46,634,422)	(47,172,721)	(1,357)	(1,791)
Units end of year	6,158	6,709		338,998	347,843	5,922	6,512		5,150	5,698	13,620,177	14,644,256	2,651	3,082

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	Fidelity® VIP Asset Manager 50% Division		Fidelity® VIP Asset Manager 70% Division			Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division			Fidelity® VIP Freedom 2010 Division		Fidelity® VIP Freedom 2020 Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	18,491	12,910		20,337	19,018	334,074	364,293		234,364	261,442	49,485	48,105	178,562	192,268
Units issued and transferred from other funding options	5,608	12,166		10,033	12,081	47,784	53,549		44,445	49,933	21,862	24,033	116,245	143,934
Units redeemed and transferred to other funding options	(5,552)	(6,585)		(8,423)	(10,762)	(71,242)	(83,768)		(66,627)	(77,011)	(21,309)	(22,653)	(128,111)	(157,640)
Units end of year	18,547	18,491		21,947	20,337	310,616	334,074		212,182	234,364	50,038	49,485	166,696	178,562
	Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Government Money Market Division			Fidelity® VIP Growth Division
	2025	2024	2025	2024	2025	2024	2025 (a)	2025	2024	2025	2024
Units beginning of year	524,690	543,466		372,322	346,070	201,337	181,024	—		809,268	736,380	170,705	183,413
Units issued and transferred from other funding options	320,136	345,622		233,609	245,128	141,126	133,411	5,019		2,383,452	3,212,925	24,289	31,916
Units redeemed and transferred to other funding options	(332,262)	(364,398)		(216,957)	(218,876)	(128,863)	(113,098)	(1,694)		(2,444,989)	(3,140,037)	(36,620)	(44,624)
Units end of year	512,564	524,690		388,974	372,322	213,600	201,337	3,325		747,731	809,268	158,374	170,705
	Fidelity® VIP High Income Division		Fidelity® VIP Index 500 Division			Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division			Fidelity® VIP Overseas Division		Fidelity® VIP Real Estate Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	8,456	7,797		118,767	127,573	27,296	26,047		78,647	88,248	11,036	12,717	16,419	19,930
Units issued and transferred from other funding options	9,206	8,174		18,961	21,930	19,591	19,819		25,719	26,816	3,035	3,778	11,840	10,228
Units redeemed and transferred to other funding options	(8,398)	(7,515)		(28,188)	(30,736)	(22,513)	(18,570)		(29,453)	(36,417)	(3,777)	(5,459)	(11,828)	(13,739)
Units end of year	9,264	8,456		109,540	118,767	24,374	27,296		74,913	78,647	10,294	11,036	16,431	16,419
	Fidelity® VIP Value Division		Invesco V.I. Diversified Dividend Division			Invesco V.I. Equity and Income Division	Invesco V.I. Global Core Equity Division			Invesco V.I. High Yield Division		MFS® VIT Global Equity Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	10,899	11,877		3,461	3,418	338	217	9,498		10,503	401	472	206,218	224,629
Units issued and transferred from other funding options	3,094	3,447		1,293	1,428	524	701	2,996		3,142	1,035	976	61,086	61,540
Units redeemed and transferred to other funding options	(7,576)	(4,425)		(1,303)	(1,385)	(523)	(580)	(2,240)		(4,147)	(1,123)	(1,047)		(73,288)	(79,951)
Units end of year	6,417	10,899		3,451	3,461	339	338	10,254		9,498	313	401		194,016	206,218

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	MFS® VIT Growth Division		MFS® VIT Investors Trust Division			MFS® VIT Mid Cap Growth Division			MFS® VIT New Discovery Division				MFS® VIT Research Division			MFS® VIT Total Return Division
	2025	2024	2025	2024	2025	2024		2025		2024		2025	2024	2025		2024
Units beginning of year	214,141	229,601		144	166	601	629		977		1,172		746	1,051		894	1,435
Units issued and transferred from other funding options	30,007	37,946		254	239	207	390		251		322		304	276	426		562
Units redeemed and transferred to other funding options	(44,602)	(53,406)		(242)	(261)	(213)	(418)				(265)		(517)	(310)		(581)		(514)	(1,103)
Units end of year	199,546	214,141		156	144	595	601				963		977	740		746		806	894
	MFS® VIT Total Return Bond Division		MFS® VIT Utilities Division			MFS® VIT Value Division			MFS® VIT II Core Equity Division				MFS® VIT II High Yield Division		MFS® VIT II Income Division
	2025	2024	2025	2024	2025	2024		2025		2024		2025	2024	2025	2024
Units beginning of year	241,294	221,330		409	435	2,122	1,725			605		731	20	26	20		51
Units issued and transferred from other funding options	58,638	73,072		84	95	608	871		324		343		203	263	267	178
Units redeemed and transferred to other funding options	(95,866)	(53,108)		(95)	(121)	(204)	(474)				(316)		(469)	(212)	(269)		(229)	(209)
Units end of year	204,066	241,294		398	409	2,526	2,122				613		605	11	20		58	20
	MFS® VIT II Massachusetts Investors Growth Stock Division		MFS® VIT II U.S. Government Money Market Division			Morgan Stanley VIF Global Strategist Division		Morgan Stanley VIF Growth Division		Putnam VT Core Equity Division			Putnam VT Diversified Income Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	5,848	6,645		244,030	220,561	1,556	1,549		42,163	50,108	8,084		8,302		7,363	7,075
Units issued and transferred from other funding options	202	250	137,654		464,845	1,905	1,940	25,474		19,415	359	297		339	572
Units redeemed and transferred to other funding options	(466)	(1,047)		(175,552)	(441,376)	(1,834)	(1,933)		(40,810)	(27,360)	(1,557)	(515)			(5,786)	(284)
Units end of year	5,584	5,848		206,132	244,030	1,627	1,556		26,827	42,163	6,886	8,084			1,916	7,363
	Putnam VT Emerging Markets Equity Division		Putnam VT Focused International Equity Division				Putnam VT Global Asset Allocation Division		Putnam VT Government Money Market Division		Putnam VT High Yield Division		Putnam VT Income Division
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	3,443	3,575		5,153		5,796	3,143	3,368		92,079	88,594	167,467	169,017	192,577	209,046
Units issued and transferred from other funding options	636	701		585	611	92	102	480,309		142,527	51,653	63,127	60,072	71,382
Units redeemed and transferred to other funding options	(1,406)	(833)		(1,502)		(1,254)	(560)	(327)		(480,152)	(139,042)	(60,778)	(64,677)	(64,182)	(87,851)
Units end of year	2,673	3,443		4,236		5,153	2,675	3,143		92,236	92,079	158,342	167,467	188,467	192,577

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2025 and 2024:
	Putnam VT International Equity Division		Putnam VT International Value Division			Putnam VT Large Cap Growth Division	Putnam VT Large Cap Value Division			Putnam VT Sustainable Leaders Division		T. Rowe Price ES All-Cap Opportunities Division
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	5,604	6,147		1,658	1,548	47,887	48,389		162,134	171,142	145,925	155,335	141,168	150,914
Units issued and transferred from other funding options	970	1,049		189	323	11,125	11,416	33,447	36,061	21,344	24,373	32,682	37,767
Units redeemed and transferred to other funding options	(3,459)	(1,592)		(528)	(213)	(16,250)	(11,918)		(52,302)	(45,069)	(33,094)	(33,783)	(47,648)	(47,513)
Units end of year	3,115	5,604		1,319	1,658	42,762	47,887		143,279	162,134	134,175	145,925	126,202	141,168
T. Rowe Price ES Equity Income Division	T. Rowe Price ES Mid-Cap Growth Division	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price FIS Limited-Term Bond Division
2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	502	514	6,783	6,894	296,936	335,105	726,927	737,273
Units issued and transferred from other funding options	84	102	2,283	2,346	63,242	73,084	365,380	1,090,302
Units redeemed and transferred to other funding options	(92)	(114)	(2,090)	(2,457)	(84,544)	(111,253)	(484,223)	(1,100,648)
Units end of year	494	502	6,976	6,783	275,634	296,936	608,084	726,927

(a) For the period April 25, 2025 to December 31, 2025.

(b) For the period January 1, 2025 to April 25, 2025.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the respective stated periods in the five years ended December 31, 2025:

		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
American Funds®	2025	193,360		37.34	7,219,910		1.43		0.75	27.64
New World® Division	2024	180,766		29.25	5,287,903		1.69		0.75	6.05
	2023	161,328		27.58	4,450,026		1.68		0.75	15.35
	2022	179,280		23.91	4,287,004		1.62		0.75	(22.44)
	2021	161,048		30.83	4,965,420		1.11		0.75	4.37
American Funds® U.S.	2025	218,131		13.39	2,920,564		6.63		0.75	7.20
Government Securities	2024	120,973		12.49	1,510,884		4.31		0.75	0.22
Division	2023	106,037		12.46	1,321,371		3.94		0.75	2.44
	2022	103,946		12.16	1,264,473		4.23		0.75	(11.41)
	2021	93,206		13.73	1,279,886		1.50		0.75	(1.19)
BHFTI	2025	160,907		81.31	13,083,277		0.50		0.75	15.05
Brighthouse/Wellington	2024	149,061		70.68	10,534,994		0.58		0.75	20.77
Large Cap Research	2023	125,479		58.52	7,343,172		0.81		0.75	24.80
Division	2022	110,873		46.89	5,199,069		0.71		0.75	(19.63)
	2021	97,568		58.34	5,692,550		0.85		0.75	23.45
BHFTI Invesco Global	2025	420,469		55.73 - 59.32	24,516,429		0.14		0.00 - 0.75	15.02 - 15.88
Equity Division	2024	440,186		48.46 - 51.19	22,211,975		0.27		0.00 - 0.75	15.54 - 16.42
	2023	471,300		41.94 - 43.97	20,486,555		0.37		0.00 - 0.75	33.98 - 34.99
	2022	492,013		31.30 - 32.57	15,878,478		—		0.00 - 0.75	(32.21) - (31.70)
	2021	517,461		46.17 - 47.69	24,512,954		0.13		0.00 - 0.75	14.89 - 15.76
BHFTI Loomis Sayles	2025	95,752		78.84	7,549,147		—		0.75	14.35
Growth Division	2024	96,731		68.94	6,669,053		—		0.75	33.46
	2023	92,019		51.66	4,753,551		—		0.75	50.93
	2022	93,330		34.23	3,194,322		—		0.75	(28.40)
	2021	83,778		47.80	4,004,845		0.20		0.75	17.77
BHFTI SSGA Emerging	2025	655,639		15.69 - 16.70	10,700,816		0.91		0.00 - 0.75	30.17 - 30.84
Markets Enhanced
Index Division
(Commenced 4/25/2025)
BHFTI SSGA Emerging	2025	—	12.10 - 12.81		—	1.98		0.00 - 0.75		2.91 - 3.16
Markets Enhanced	2024	666,841		11.75 - 12.42	8,123,568		1.65		0.00 - 0.75	3.26 - 4.04
Index II Division	2023	675,411		11.38 - 11.94	7,918,817		1.28		0.00 - 0.75	5.88 - 6.67
(Closed 4/25/2025)	2022	658,543		10.75 - 11.19	7,252,289		1.01		0.00 - 0.75	(26.13) - (25.58)
	2021	664,645		14.56 - 15.03	9,861,310		0.39		0.00 - 0.75	(5.52) - (4.81)
BHFTII BlackRock Capital	2025	177,075		100.05	17,715,811		—		0.75	12.35
Appreciation Division	2024	178,463		89.05	15,892,669		0.08		0.75	31.00
	2023	175,178		67.98	11,908,710		0.04		0.75	48.50
	2022	169,759		45.78	7,771,376		—		0.75	(38.08)
	2021	150,435		73.93	11,121,252		—		0.75	20.30

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII BlackRock	2025	625,991		10.96		6,862,509		5.04		0.75	3.37
Ultra-Short Term Bond	2024	608,558		10.61 - 29.55		6,453,763		5.66		0.75 - 0.90	4.16 - 4.31
Division	2023	569,291		10.17		5,787,649		1.68		0.75	4.26
	2022	573,547		9.75		5,592,407		—		0.75	0.69
	2021	594,017		9.68		5,752,501		0.34		0.75	(0.94)
BHFTII MetLife Aggregate	2025	426,287		13.61 - 14.49		6,081,715		2.07		0.00 - 0.75	6.24 - 7.04
Bond Index Division	2024	452,830		12.81 - 13.53		6,044,188		3.04		0.00 - 0.75	0.13 - 0.89
	2023	455,534		12.79 - 13.42		6,036,117		2.79		0.00 - 0.75	4.41 - 5.20
	2022	472,818		12.25 - 12.75		5,957,525		2.82		0.00 - 0.75	(13.74) - (13.09)
	2021	451,956		14.21 - 14.67		6,568,643		2.54		0.00 - 0.75	(2.66) - (1.93)
BHFTII MetLife Mid Cap	2025	739,511		65.31 - 69.51		50,752,367		1.13		0.00 - 0.75	6.39 - 7.19
Stock Index Division	2024	770,214		61.38 - 64.85		49,416,827		1.31		0.00 - 0.75	12.74 - 13.59
	2023	777,615		54.45 - 57.09		44,047,861		1.30		0.00 - 0.75	15.22 - 16.08
	2022	796,124		47.26 - 49.18		38,899,660		1.12		0.00 - 0.75	(13.90) - (13.26)
	2021	838,339		54.89 - 56.69		47,292,825		1.08		0.00 - 0.75	23.47 - 24.40
BHFTII MetLife	2025	328,828		32.94 - 35.06		11,333,712		1.85		0.00 - 0.75	30.05 - 31.02
MSCI EAFE®	2024	346,054		25.33 - 26.76		9,125,859		3.20		0.00 - 0.75	2.54 - 3.32
Index Division	2023	347,758		24.70 - 25.90		8,897,482		2.53		0.00 - 0.75	17.05 - 17.93
	2022	348,629		21.10 - 21.96		7,578,341		3.69		0.00 - 0.75	(15.11) - (14.47)
	2021	349,722		24.86 - 25.68		8,913,635		1.80		0.00 - 0.75	9.90 - 10.72
BHFTII MetLife	2025	852,175		59.37 - 63.19		51,883,876		1.14		0.00 - 0.75	11.81 - 12.66
Russell 2000®	2024	923,401		53.09 - 56.09		50,109,979		1.43		0.00 - 0.75	10.45 - 11.29
Index Division	2023	950,261		48.07 - 50.40		46,484,097		1.32		0.00 - 0.75	15.93 - 16.80
	2022	1,002,913		41.46 - 43.15		42,202,868		1.07		0.00 - 0.75	(20.83) - (20.23)
	2021	1,030,017		52.37 - 54.09		54,601,903		1.00		0.00 - 0.75	13.66 - 14.52
BHFTII MetLife Stock Index	2025	1,461,056		91.16 - 97.03		140,577,318		0.99		0.00 - 0.75	16.71 - 17.59
Division	2024	1,585,001		78.11 - 82.52		129,657,605		1.20		0.00 - 0.75	23.74 - 24.67
	2023	1,621,780		63.13 - 66.19		106,579,813		1.39		0.00 - 0.75	25.00 - 25.94
	2022	1,524,518		50.50 - 52.56		79,865,014		1.29		0.00 - 0.75	(18.91) - (18.30)
	2021	1,583,804		62.28 - 64.33		101,652,469		1.50		0.00 - 0.75	27.40 - 28.36
BHFTII MFS® Total Return	2025	659,520		35.91 - 38.22		25,007,422		2.83		0.00 - 0.75	10.28 - 11.11
Division	2024	706,317		32.56 - 34.40		24,144,866		2.55		0.00 - 0.75	6.97 - 7.78
	2023	728,528		30.44 - 31.91		23,138,666		2.19		0.00 - 0.75	9.58 - 10.40
	2022	783,955		27.78 - 28.91		22,566,355		1.81		0.00 - 0.75	(10.31) - (9.63)
	2021	811,668		30.97 - 31.99		25,886,445		1.87		0.00 - 0.75	13.36 - 14.22
BHFTII MFS® Value	2025	129,247		58.52		7,563,384		1.78		0.75	12.44
Division	2024	141,947		52.04		7,387,305		1.80		0.75	11.07
	2023	140,144		46.86		6,566,518		1.83		0.75	7.34
	2022	146,930		43.65		6,413,434		1.69		0.75	(6.68)
	2021	143,122		46.77		6,694,271		1.54		0.75	24.61
BHFTII Western Asset	2025	129,760		13.31		1,727,587		7.43		0.75	8.26
Management Strategic	2024	128,185		12.30		1,576,417		7.33		0.75	4.09
Bond Opportunities	2023	124,000		11.81		1,464,997		6.64		0.75	8.62
Division	2022	119,447		10.88		1,299,204		5.80		0.75	(17.28)
	2021	110,467		13.15		1,452,500		3.70		0.75	2.05

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
DWS I Capital Growth VIP	2025	4,323		237.49	1,026,690		0.05		0.75	11.69
Division	2024	4,612		212.64	980,709		0.20		0.75	25.66
	2023	6,053		169.21	1,024,220		0.07		0.75	37.54
	2022	6,282		123.02	772,839		0.11		0.75	(31.25)
	2021	8,740		178.96	1,563,982		0.22		0.75	21.86
DWS I Core Equity VIP	2025	6,158		84.02	517,415		0.80		0.75	15.96
Division	2024	6,709		72.46	486,106		0.87		0.75	19.18
	2023	7,740		60.80	470,553		0.95		0.75	24.63
	2022	9,149		48.78	446,293		0.78		0.75	(16.16)
	2021	14,110		58.18	820,969		0.78		0.75	24.36
DWS I CROCI®	2025	338,998		35.78 - 36.75	12,133,866		2.60		0.75	43.82
International VIP Division	2024	347,843		24.88 - 25.55	8,656,514		3.35		0.75	1.68
	2023	382,489		24.47 - 25.13	9,361,610		3.31		0.75	18.06
	2022	405,668		20.72 - 21.28	8,409,948		3.23		0.75	(13.84)
	2021	406,887		24.05 - 24.70	9,790,407		2.44		0.75	8.42
DWS I Global Small Cap	2025	5,922		43.96	260,323		1.18		0.75	19.61
VIP Division	2024	6,512		36.75	239,324		1.48		0.75	4.97
	2023	8,198		35.01	287,055		0.88		0.75	23.63
	2022	8,494		28.32	240,546		0.56		0.75	(24.62)
	2021	9,506		37.57	357,134		0.35		0.75	14.08
DWS II Global Income	2025	5,150		61.14	314,839		4.52		0.75	14.93
Builder VIP Division	2024	5,698		53.19	303,088		3.54		0.75	8.28
	2023	6,300		49.13	309,517		3.19		0.75	14.04
	2022	6,460		43.08	278,294		3.27		0.75	(15.62)
	2021	9,288		51.05	474,165		2.31		0.75	10.13
DWS II Government Money	2025	13,620,177		1.14	15,476,131		3.88		0.75	3.18
Market VIP Division	2024	14,644,256		1.10	16,127,270		4.80		0.75	4.13
	2023	14,964,166		1.06	15,826,212		4.64		0.75	3.97
	2022	15,870,301		1.02	16,144,220		1.27		0.75	0.55
	2021	16,554,941		1.01	16,747,915		0.01		0.75	(0.74)
DWS II Small Mid Cap	2025	2,651		39.57	104,900		—		0.75	7.31
Growth VIP Division	2024	3,082		36.88	113,677		—		0.75	4.36
	2023	4,009		35.34	141,681		0.03		0.75	17.94
	2022	4,264		29.96	127,758		—		0.75	(28.56)
	2021	5,666		41.94	237,613		0.04		0.75	12.99
Fidelity® VIP Asset	2025	18,547		28.90	536,010		2.61		0.75	14.13
Manager 50% Division	2024	18,491		25.32	468,267		3.07		0.75	7.68
	2023	12,910		23.52	303,604		3.73		0.75	12.10
	2022	4,204		20.98	88,193		2.34		0.75	(15.57)
	2021	3,195		24.85	79,392		1.80		0.75	9.10
Fidelity® VIP Asset	2025	21,947		34.73	762,293		1.94		0.75	17.36
Manager 70% Division	2024	20,337		29.59	601,858		1.89		0.75	9.97
	2023	19,018		26.91	511,793		2.05		0.75	15.50
	2022	15,161		23.30	353,251		2.07		0.75	(17.50)
	2021	11,999		28.24	338,864		1.32		0.75	13.11

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Fidelity® VIP Contrafund®	2025	310,616		292.04	90,713,779		0.14		0.75	20.57
Division	2024	334,074		242.21	80,916,847		0.19		0.75	32.78
	2023	364,293		182.41	66,451,041		0.48		0.75	32.46
	2022	407,104		137.71	56,063,412		0.51		0.75	(26.86)
	2021	429,054		188.29	80,788,064		0.06		0.75	26.88
Fidelity® VIP	2025	212,182		152.24 - 199.93	32,554,388		1.77		0.75	18.13
Equity-Income Division	2024	234,364		128.87 - 169.24	30,407,671		1.72		0.75	14.48
	2023	261,442		112.57 - 147.84	29,601,566		1.92		0.75	9.82
	2022	280,621		102.50 - 134.62	28,853,244		1.84		0.75	(5.67)
	2021	308,150		108.66 - 142.70	33,588,500		1.91		0.75	23.96
Fidelity® VIP Freedom 2010	2025	50,038		21.89	1,095,442		3.31		0.75	9.71
Division	2024	49,485		19.96	987,511		3.64		0.75	4.58
	2023	48,105		19.08	917,893		3.99		0.75	8.66
	2022	48,540		17.56	852,377		2.18		0.75	(14.17)
	2021	90,729		20.46	1,856,305		0.98		0.75	5.10
Fidelity® VIP Freedom 2020	2025	166,696		25.01	4,169,898		2.76		0.75	12.48
Division	2024	178,562		22.24	3,971,100		2.85		0.75	6.90
	2023	192,268		20.80	3,999,888		3.10		0.75	11.56
	2022	223,448		18.65	4,166,787		2.05		0.75	(16.32)
	2021	249,132		22.28	5,551,603		1.06		0.75	8.65
Fidelity® VIP Freedom 2030	2025	512,564		28.92	14,821,612		2.45		0.75	14.66
Division	2024	524,690		25.22	13,232,882		2.24		0.75	8.58
	2023	543,466		23.23	12,622,784		2.49		0.75	13.84
	2022	548,126		20.40	11,182,809		1.95		0.75	(17.49)
	2021	561,988		24.73	13,896,330		1.11		0.75	11.53
Fidelity® VIP Freedom 2040	2025	388,974		40.15	15,618,564		1.83		0.75	17.90
Division	2024	372,322		34.06	12,680,194		1.48		0.75	12.25
	2023	346,070		30.34	10,500,262		1.63		0.75	18.04
	2022	331,240		25.70	8,514,120		1.67		0.75	(18.86)
	2021	310,377		31.68	9,832,604		0.97		0.75	16.95
Fidelity® VIP Freedom 2050	2025	213,600		41.28	8,817,567		1.52		0.75	18.90
Division	2024	201,337		34.72	6,990,348		1.38		0.75	12.98
	2023	181,024		30.73	5,563,140		1.57		0.75	18.56
	2022	156,740		25.92	4,062,893		1.71		0.75	(18.83)
	2021	133,021		31.94	4,248,147		0.98		0.75	16.95
Fidelity® VIP Freedom 2060	2025	3,325		12.62	41,959		3.18		0.75	20.79
Division
(Commenced 4/25/2025)
Fidelity® VIP Government	2025	747,731		1.79	1,336,550		4.06		0.75	3.36
Money Market Division	2024	809,268		1.73	1,399,567		4.97		0.75	4.31
	2023	736,380		1.66	1,220,865		4.77		0.75	4.11
	2022	809,733		1.59	1,289,466		1.40		0.75	0.68
	2021	845,513		1.58	1,337,329		0.01		0.75	(0.74)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Fidelity® VIP Growth	2025	158,374		454.11 - 525.82		72,139,250		0.29		0.75	14.04
Division	2024	170,705		398.20 - 461.08		68,165,746		—		0.75	29.41
	2023	183,413		307.71 - 356.30		56,579,362		0.13		0.75	35.22
	2022	197,097		227.56 - 263.49		45,043,632		0.61		0.75	(25.02)
	2021	203,393		303.49 - 351.42		62,005,607		—		0.75	22.29
Fidelity® VIP High Income	2025	9,264		46.57		431,447		6.61		0.75	9.54
Division	2024	8,456		42.52		359,551		6.28		0.75	8.15
	2023	7,797		39.31		306,517		6.05		0.75	9.65
	2022	7,127		35.85		255,533		5.10		0.75	(12.04)
	2021	7,996		40.76		325,907		5.42		0.75	3.63
Fidelity® VIP Index 500	2025	109,540		1,044.43 - 1,130.54		114,829,832		1.15		0.75	16.90
Division	2024	118,767		893.47 - 967.13		106,409,137		1.27		0.75	23.96
	2023	127,573		720.79 - 780.21		92,162,794		1.48		0.75	25.25
	2022	134,174		575.46 - 622.90		77,350,501		1.47		0.75	(18.82)
	2021	140,704		708.89 - 767.33		99,914,948		1.27		0.75	27.62
Fidelity® VIP Investment	2025	24,374		37.91		924,009		3.15		0.75	6.42
Grade Bond Division	2024	27,296		35.62		972,328		3.60		0.75	1.02
	2023	26,047		35.26		918,449		2.65		0.75	5.41
	2022	25,740		33.45		861,036		2.24		0.75	(13.61)
	2021	27,760		38.72		1,074,894		1.99		0.75	(1.35)
Fidelity® VIP Mid Cap	2025	74,913		171.66		12,859,701		0.44		0.75	10.92
Division	2024	78,647		154.76		12,171,700		0.53		0.75	16.61
	2023	88,248		132.72		11,712,425		0.60		0.75	14.22
	2022	90,684		116.20		10,537,459		0.50		0.75	(15.38)
	2021	92,996		137.32		12,770,126		0.63		0.75	24.66
Fidelity® VIP Overseas	2025	10,294		80.30		826,625		1.60		0.75	19.49
Division	2024	11,036		67.20		741,634		1.59		0.75	4.26
	2023	12,717		64.46		819,661		1.11		0.75	19.61
	2022	11,997		53.89		646,494		1.10		0.75	(25.05)
	2021	11,458		71.90		823,778		0.53		0.75	18.80
Fidelity® VIP Real Estate	2025	16,431		20.57 - 53.67		714,036		2.02		0.75	2.33
Division	2024	16,419		20.10 - 52.45		717,405		4.03		0.75	5.72
	2023	19,930		19.01 - 49.61		864,293		2.30		0.75	10.36
	2022	32,447		17.22 - 44.95		1,004,082		1.33		0.75	(28.05)
	2021	31,510		23.94 - 62.48		1,359,119		1.23		0.75	37.95
Fidelity® VIP Value	2025	6,417		57.17		366,858		1.21		0.75	10.40
Division	2024	10,899		51.79		564,429		1.27		0.75	10.53
	2023	11,877		46.85		556,460		1.28		0.75	18.90
	2022	12,792		39.40		504,040		1.32		0.75	(4.83)
	2021	12,620		41.40		522,480		1.63		0.75	29.18
Invesco V.I. Diversified	2025	3,451		109.87		379,188		1.65		0.90	14.70
Dividend Division	2024	3,461		95.78		331,459		1.93		0.90	12.19
	2023	3,418		85.37		291,781		2.04		0.90	8.07
	2022	3,491		79.00		275,783		1.88		0.90	(2.56)
	2021	4,004		81.07		324,592		2.14		0.90	17.83

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Invesco V.I. Equity and	2025	339		70.48	23,874		1.98		0.90	11.80
Income Division	2024	338		63.05	21,289		2.20		0.90	11.11
	2023	217		56.74	12,337		1.78		0.90	9.57
	2022	196		51.79	10,129		1.91		0.90	(8.34)
	2021	243		56.50	13,751		1.84		0.90	17.59
Invesco V.I. Global Core	2025	10,254		57.35	588,101		1.45		0.90	14.53
Equity Division	2024	9,498		50.08	475,668		1.12		0.90	15.79
	2023	10,503		43.25	454,236		0.60		0.90	20.64
	2022	9,890		35.85	354,551		0.36		0.90	(22.57)
	2021	9,122		46.30	422,403		1.00		0.90	14.93
Invesco V.I. High Yield	2025	313		14.61	4,566		6.72		0.90	5.77
Division	2024	401		13.81	5,544		5.64		0.90	6.76
	2023	472		12.94	6,107		4.40		0.90	9.19
	2022	681		11.85	8,064		4.64		0.90	(10.36)
	2021	762		13.22	10,068		4.40		0.90	3.45
MFS® VIT Global Equity	2025	194,016		55.91 - 56.00	10,862,317		0.97		0.75	12.74
Division	2024	206,218		49.59 - 49.67	10,241,073		0.92		0.75	4.79
	2023	224,629		47.33 - 47.40	10,646,072		0.76		0.75	13.33
	2022	243,766		41.76 - 41.82	10,193,654		0.52		0.75	(18.34)
	2021	251,526		51.14 - 51.22	12,880,866		0.64		0.75	16.33
MFS® VIT Growth Division	2025	199,546		116.67 - 180.36	35,888,295		—		0.75	11.36
	2024	214,141		104.77 - 161.97	34,603,623		—		0.75	30.48
	2023	229,601		80.30 - 124.14	28,467,276		—		0.75	6.76 - 34.85
	2022	234,357		92.04 - 92.05	21,573,274		—		0.75	(32.15)
	2021	241,095		135.64 - 135.66	32,707,439		—		0.75	22.61
MFS® VIT Investors Trust	2025	156		111.88	17,429		1.60		0.75	12.72
Division	2024	144		99.25	14,277		0.70		0.75	18.62
	2023	166		83.67	13,869		0.90		0.75	18.09
	2022	1,774		70.85	125,675		0.68		0.75	(17.11)
	2021	1,817		85.48	155,294		0.63		0.75	25.87
MFS® VIT Mid Cap Growth	2025	595		31.33	18,647		—		0.75	2.89
Division	2024	601		30.45	18,305		—		0.75	13.86
	2023	629		26.75	16,818		—		0.75	20.42
	2022	9,323		22.21	207,099		—		0.75	(29.23)
	2021	9,589		31.39	300,981		—		0.75	13.26
MFS® VIT New Discovery	2025	963		82.99	79,948		—		0.75	12.12
Division	2024	977		74.02	72,335		—		0.75	5.92
	2023	1,172		69.88	81,893		—		0.75	13.56
	2022	6,699		61.54	412,226		—		0.75	(30.28)
	2021	6,949		88.26	613,368		—		0.75	1.04
MFS® VIT Research	2025	740		119.54	88,406		0.97		0.75	12.01
Division	2024	746		106.73	79,670		0.57		0.75	17.98
	2023	1,051		90.46	95,048		0.56		0.75	21.51
	2022	2,162		74.45	160,993		0.49		0.75	(17.83)
	2021	2,238		90.60	202,776		0.55		0.75	23.87

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
MFS® VIT Total Return	2025	806	81.87		66,010		2.66		0.75	10.33
Division	2024	894	74.20		66,310		2.30		0.75	6.94
	2023	1,435	69.38		99,597		0.94		0.75	9.62
	2022	8,808	63.29		557,494		1.73		0.75	(10.26)
	2021	8,751	70.53		617,202		1.81		0.75	13.26
MFS® VIT Total Return	2025	204,066	29.76 - 31.68		6,463,655		4.38		0.00 - 0.75	6.37 - 7.17
Bond Division	2024	241,294	27.98 - 29.56		7,131,532		4.32		0.00 - 0.75	1.78 - 2.55
	2023	221,330	27.49 - 28.82		6,378,917		3.18		0.00 - 0.75	6.58 - 7.38
	2022	232,422	25.79 - 26.84		6,238,077		2.69		0.00 - 0.75	(14.58) - (13.93)
	2021	261,475	30.19 - 31.19		8,154,248		2.72		0.00 - 0.75	(1.55) - (0.81)
MFS® VIT Utilities Division	2025	398	171.62		68,241		2.92		0.75	14.15
	2024	409	150.34		61,486		2.32		0.75	10.82
	2023	435	135.66		58,955		3.55		0.75	(2.84)
	2022	588	139.63		82,153		2.44		0.75	0.00
	2021	581	139.62		81,115		1.78		0.75	13.24
MFS® VIT Value Division	2025	2,526	59.98		151,518		1.66		0.75	12.17
	2024	2,122	53.47		113,472		1.57		0.75	10.77
	2023	1,725	48.27		83,286		0.92		0.75	7.13
	2022	8,154	45.06		367,417		1.40		0.75	(6.61)
	2021	8,149	48.25		393,180		1.30		0.75	24.52
MFS® VIT II Core Equity	2025	613	114.75		70,287		0.46		0.75	11.66
Division	2024	605	102.76		62,173		0.58		0.75	19.20
	2023	731	86.21		63,038		0.48		0.75	22.22
	2022	1,156	70.53		81,552		0.32		0.75	(17.89)
	2021	1,094	85.90		93,948		0.43		0.75	24.38
MFS® VIT II High Yield	2025	11	40.74		435	10.09		0.75		7.83
Division	2024	20	37.78		742	7.20		0.75		6.12
	2023	26	35.60		914	1.31		0.75		11.57
	2022	608	31.91		19,393		5.76		0.75	(11.18)
	2021	490	35.93		17,616		5.08		0.75	2.71
MFS® VIT II Income	2025	58	28.37		1,650	4.32		0.75		6.53
Division	2024	20	26.63		531	3.99		0.75		2.47
	2023	51	25.99		1,313	3.66		0.75		6.79
	2022	63	24.34		1,540	3.55		0.75		(14.35)
	2021	55	28.42		1,572	3.17		0.75		(0.28)
MFS® VIT II Massachusetts	2025	5,584	63.58		355,030		0.27		0.75	9.08
Investors Growth Stock	2024	5,848	58.29		340,901		0.35		0.75	15.39
Division	2023	6,645	50.52		335,667		0.07		0.75	23.08
	2022	8,132	41.04		333,766		0.10		0.75	(19.86)
	2021	8,516	51.21		436,144		0.25		0.75	25.03
MFS® VIT II U.S.	2025	206,132	10.52 - 11.20		2,306,621		3.79		0.00 - 0.75	3.08 - 3.85
Government Money	2024	244,030	10.20 - 10.78		2,629,335		4.72		0.00 - 0.75	4.05 - 4.84
Market Division	2023	220,561	9.81 - 10.28		2,266,718		4.49		0.00 - 0.75	3.80 - 4.58
	2022	298,955	9.45 - 9.83		2,937,403		1.16		0.00 - 0.75	0.42 - 1.17
	2021	293,749	9.41 - 9.72		2,853,113		—		0.00 - 0.75	(0.75) - 0.00

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Morgan Stanley VIF Global	2025	1,627		18.43	29,989		—		0.90	16.35
Strategist Division	2024	1,556		15.84	24,642		—		0.90	6.50
	2023	1,549		14.87	23,041		1.58		0.90	13.05
	2022	3,133		13.15	41,209		—		0.90	(17.68)
	2021	3,100		15.98	49,544		1.86		0.90	7.40
Morgan Stanley VIF Growth	2025	26,827		25.74	690,607		—		0.90	34.50
Division	2024	42,163		19.14	806,982		—		0.90	45.27
	2023	50,108		13.18	660,183		—		0.90	47.34
	2022	53,357		8.94	477,128		—		0.90	(60.43)
	2021	55,674		22.60	1,257,996		—		0.90	(0.79)
Putnam VT Core Equity	2025	6,886		68.96	474,832		0.70		0.75	16.24
Division	2024	8,084		59.32	479,606		0.80		0.75	26.36
	2023	8,302		46.95	389,767		0.76		0.75	27.40
	2022	7,817		36.85	288,057		1.57		0.75	(16.17)
	2021	7,656		43.96	336,556		0.82		0.75	30.34
Putnam VT Diversified	2025	1,916		31.22	59,815		4.88		0.75	8.12
Income Division	2024	7,363		28.88	212,624		6.24		0.75	5.29
	2023	7,075		27.43	194,047		6.31		0.75	4.23
	2022	6,899		26.31	181,541		6.86		0.75	(2.79)
	2021	6,802		27.07	184,130		0.91		0.75	(7.43)
Putnam VT Emerging	2025	2,673		39.57	105,773		0.91		0.75	33.49
Markets Equity Division	2024	3,443		29.64	102,062		1.58		0.75	15.02
	2023	3,575		25.77	92,131		0.73		0.75	11.07
	2022	3,147		23.20	73,013		—		0.75	(27.86)
	2021	4,312		32.16	138,699		0.71		0.75	(4.66)
Putnam VT Focused	2025	4,236		83.20	352,443		3.73		0.75	35.73
International Equity	2024	5,153		61.30	315,882		1.82		0.75	2.85
Division	2023	5,796		59.60	345,454		0.93		0.75	18.67
	2022	6,073		50.23	304,998		2.17		0.75	(18.60)
	2021	6,931		61.71	427,655		0.98		0.75	12.00
Putnam VT Global Asset	2025	2,675		96.46	258,030		2.56		0.75	13.83
Allocation Division	2024	3,143		84.74	266,315		2.39		0.75	15.76
	2023	3,368		73.20	246,579		1.82		0.75	16.90
	2022	3,514		62.62	220,056		1.87		0.75	(16.45)
	2021	4,764		74.94	357,027		0.91		0.75	13.40
Putnam VT Government	2025	92,236		1.55	142,921		3.90		0.75	3.16
Money Market Division	2024	92,079		1.50	138,303		4.80		0.75	4.13
	2023	88,594		1.44	127,793		4.59		0.75	3.89
	2022	77,103		1.39	107,051		1.27		0.75	0.53
	2021	78,727		1.38	108,725		0.01		0.75	(0.74)
Putnam VT High Yield	2025	158,342		51.55 - 52.29	8,165,092		6.40		0.75	8.04
Division	2024	167,467		47.71 - 48.39	7,992,887		5.81		0.75	7.37
	2023	169,017		44.43 - 45.07	7,512,963		5.47		0.75	11.46
	2022	175,122		39.87 - 40.44	6,984,066		5.35		0.75	(12.03)
	2021	179,644		45.32 - 45.97	8,144,217		5.01		0.75	4.41

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
Putnam VT Income Division	2025	188,467		36.25 - 36.55	6,832,697		5.00		0.75	6.64
	2024	192,577		33.99 - 34.27	6,546,672		5.60		0.75	1.79
	2023	209,046		33.40 - 33.67	6,981,703		5.95		0.75	4.18
	2022	212,266		32.06 - 32.32	6,805,257		5.90		0.75	(14.13)
	2021	219,951		37.33 - 37.64	8,211,915		1.65		0.75	(5.15)
Putnam VT International	2025	3,115		52.39	163,192		0.24		0.75	36.97
Equity Division	2024	5,604		38.25	214,346		2.36		0.75	2.46
	2023	6,147		37.33	229,478		0.28		0.75	17.97
	2022	7,278		31.64	230,309		1.87		0.75	(15.22)
	2021	7,516		37.32	280,532		1.35		0.75	8.27
Putnam VT International	2025	1,319		48.07	63,421		1.52		0.75	34.06
Value Division	2024	1,658		35.86	59,467		2.53		0.75	4.64
	2023	1,548		34.27	53,058		1.60		0.75	18.19
	2022	1,574		28.99	45,647		2.15		0.75	(7.39)
	2021	1,435		31.31	44,927		2.09		0.75	14.42
Putnam VT Large Cap	2025	42,762		429.48 - 430.41	18,403,661		—		0.75	13.72
Growth Division	2024	47,887		377.65 - 378.46	18,121,927		0.09		0.75	32.70
	2023	48,389		284.59 - 285.20	13,799,101		—		0.75	43.81
	2022	49,322		197.90 - 198.32	9,780,607		—		0.75	(30.88)
	2021	56,894		286.32 - 286.94	16,323,506		—		0.75	22.08
Putnam VT Large Cap Value	2025	143,279		85.65	12,271,479		1.60		0.75	19.76
Division	2024	162,134		71.51	11,594,862		1.29		0.75	18.56
	2023	171,142		60.32	10,323,034		2.25		0.75	15.06
	2022	183,614		52.42	9,625,834		1.62		0.75	(3.59)
	2021	172,924		54.38	9,403,236		1.36		0.75	26.67
Putnam VT Sustainable	2025	134,175		164.37 - 165.28	22,171,780		0.87		0.75	10.16
Leaders Division	2024	145,925		149.21 - 150.03	21,886,216		0.37		0.75	22.40
	2023	155,335		121.90 - 122.57	19,033,301		0.74		0.75	25.47
	2022	164,345		97.15 - 97.68	16,049,076		0.82		0.75	(23.30)
	2021	167,428		126.65 - 127.35	21,315,914		0.33		0.75	22.91
T. Rowe Price ES All-Cap	2025	126,202		240.86	30,396,760		—		0.75	15.43
Opportunities Division	2024	141,168		208.65	29,455,209		0.07		0.75	24.22
	2023	150,914		167.98	25,349,976		0.25		0.75	28.00
	2022	165,496		131.23	21,717,709		—		0.75	(22.10)
	2021	173,378		168.45	29,205,142		—		0.75	19.89
T. Rowe Price ES Equity	2025	494		96.79	47,769		1.66		0.75	13.51
Income Division	2024	502		85.27	42,825		1.82		0.75	10.86
	2023	514		76.92	39,521		2.14		0.75	8.72
	2022	539		70.75	38,140		1.77		0.75	(4.06)
	2021	791		73.74	58,365		1.63		0.75	24.61
T. Rowe Price ES Mid-Cap	2025	6,976		150.52	1,049,957		—		0.75	2.77
Growth Division	2024	6,783		146.46	993,456		—		0.75	8.49
	2023	6,894		134.99	930,603		—		0.75	19.07
	2022	6,618		113.37	750,305		—		0.75	(23.16)
	2021	6,199		147.54	914,606		—		0.75	13.99

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.
FINANCIAL HIGHLIGHTS — (Concluded)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
T. Rowe Price ES Moderate	2025	275,634		84.79 - 85.69	23,619,543		2.26		0.75	13.65
Allocation Division	2024	296,936		74.61 - 75.40	22,389,514		2.28		0.75	9.23
	2023	335,105		68.31 - 69.03	23,132,406		2.30		0.75	14.49
	2022	365,583		59.66 - 60.30	22,042,708		1.56		0.75	(18.92)
	2021	377,654		73.59 - 74.37	28,085,486		0.98		0.75	9.24
T. Rowe Price FIS	2025	608,084		9.70	5,899,944		4.29		0.75	4.92
Limited-Term Bond	2024	726,927		9.25	6,722,067		4.20		0.75	4.17
Division	2023	737,273		8.88	6,544,700		3.31		0.75	4.16
	2022	726,618		8.52	6,192,625		1.94		0.75	(5.23)
	2021	755,761		8.99	6,796,321		1.34		0.75	(0.62)
1
These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Division invests.
2
These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.
3
These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Market Risk Benefits – Certain Assumptions Related to the Valuation of Market Risk Benefits — Refer to Notes 1, 5 and 12 to the Financial Statements

Critical Audit Matter Description

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Market risk benefits are required to be measured at fair value.

Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. Principal assumptions include mortality, withdrawal, utilization, lapse, volatility, and nonperformance risk spread.

We have identified certain assumptions related to the valuation of market risk benefits, more specifically certain guaranteed minimum benefits associated with variable annuity contracts, as a critical audit matter due to the high degree of auditor
MLIC - 2

judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over assumptions used in the valuation of market risk benefits, including those assumptions used by the Company for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦assessed the results of underlying experience studies and capital market projections, and evaluated the judgments applied by management in setting the principal assumptions.

◦evaluated the reasonableness of certain assumptions by comparing the Company’s selected assumptions to those independently recalculated by our actuarial specialist.

◦evaluated the intended application of principal assumptions in the valuation model on a sample basis.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 10, 2026

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 3

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2025 and 2024
(In millions, except share and per share data)

	2025	2024
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $194 and $112, respectively); and amortized cost: $167,384 and $153,744, respectively	$159,332	$140,832
Mortgage loans (net of allowance for credit loss of $701 and $503, respectively; includes $180 and $198, respectively, relating to variable interest entities)	55,870	60,025
Policy loans	5,596	5,601
Real estate and real estate joint ventures (includes $378 and $378, respectively, under the fair value option; $64 and $0, respectively, of real estate held-for-sale; $2,435 and $2,000, respectively, relating to variable interest entities)	8,798	8,902
Other limited partnership interests	6,929	7,054
Short-term investments, at estimated fair value	2,221	2,391
Other invested assets (includes $435 and $729, respectively, of leveraged and direct financing leases; $45 and $112, respectively, relating to variable interest entities)	15,086	17,674
Total investments	253,832	242,479
Cash and cash equivalents, principally at estimated fair value	8,392	7,271
Accrued investment income	2,031	1,986
Premiums, reinsurance and other receivables	35,488	28,084
Market risk benefits, at estimated fair value	257	246
Deferred policy acquisition costs and value of business acquired	2,865	3,136
Current income tax recoverable	482	245
Deferred income tax asset	2,490	2,883
Other assets	4,168	4,264
Separate account assets	73,511	79,202
Total assets	$383,516	$369,796
Liabilities and Equity
Liabilities
Future policy benefits	$136,432	$126,619
Policyholder account balances	104,091	102,140
Market risk benefits, at estimated fair value	2,201	2,339
Other policy-related balances	8,642	8,338
Policyholder dividends payable	197	231
Payables for collateral under securities loaned and other transactions	11,698	11,271
Long-term debt	1,045	1,553
Other liabilities	31,164	23,669
Separate account liabilities	73,511	79,202
Total liabilities	368,981	355,362
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,475
Retained earnings	6,677	7,444
Accumulated other comprehensive income (loss)	(5,236)	(5,994)
Total Metropolitan Life Insurance Company stockholder’s equity	13,921	13,930
Noncontrolling interests	614	504
Total equity	14,535	14,434
Total liabilities and equity	$383,516	$369,796
See accompanying notes to the consolidated financial statements.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Revenues
Premiums	$30,576	$27,561	$24,718
Universal life and investment-type product policy fees	1,534	1,500	1,664
Net investment income	11,611	11,635	11,206
Other revenues	1,722	1,775	1,673
Net investment gains (losses)	(992)	(450)	(1,375)
Net derivative gains (losses)	(1,141)	(106)	(1,537)
Total revenues	43,310	41,915	36,349
Expenses
Policyholder benefits and claims	32,145	28,781	26,150
Policyholder liability remeasurement (gains) losses	30	(148)	(150)
Market risk benefit remeasurement (gains) losses	(319)	(932)	(703)
Interest credited to policyholder account balances	3,769	3,819	3,602
Policyholder dividends	415	455	470
Other expenses	5,456	5,679	5,785
Total expenses	41,496	37,654	35,154
Income (loss) before provision for income tax	1,814	4,261	1,195
Provision for income tax expense (benefit)	255	776	60
Net income (loss)	1,559	3,485	1,135
Less: Net income (loss) attributable to noncontrolling interests	(6)	(9)	41
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,565	$3,494	$1,094
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Net income (loss)	$1,559	$3,485	$1,135
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	4,381	(2,937)	5,841
Deferred gains (losses) on derivatives	(1,361)	321	(1,078)
Future policy benefits discount rate remeasurement gains (losses)	(681)	3,554	(2,957)
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(27)	(80)	(59)
Foreign currency translation adjustments	42	43	56
Defined benefit plans adjustment	(21)	40	(34)
Other comprehensive income (loss), before income tax	2,333	941	1,769
Income tax (expense) benefit related to items of other comprehensive income (loss)	(501)	(63)	(321)
Other comprehensive income (loss), net of income tax	1,832	878	1,448
Comprehensive income (loss)	3,391	4,363	2,583
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	(6)	(9)	41
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$3,397	$4,372	$2,542
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2022	$5	$12,476	$9,022	$(8,320)	$13,183	$212	$13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	5	12,475	7,645	(6,872)	13,253	363	13,616
Cumulative effects of changes in accounting principles, net of income tax			(219)		(219)		(219)
Dividends to MetLife, Inc.			(3,476)		(3,476)		(3,476)
Change in equity of noncontrolling interests					—	150	150
Net income (loss)			3,494		3,494	(9)	3,485
Other comprehensive income (loss), net of income tax				878	878		878
Balance at December 31, 2024	5	12,475	7,444	(5,994)	13,930	504	14,434
Cumulative effects of change in accounting principles for equity method investee at January 1, 2025				(1,074)	(1,074)		(1,074)
Dividends to MetLife, Inc.			(2,332)		(2,332)		(2,332)
Change in equity of noncontrolling interests					—	116	116
Net income (loss)			1,565		1,565	(6)	1,559
Other comprehensive income (loss), net of income tax				1,832	1,832		1,832
Balance at December 31, 2025	$5	$12,475	$6,677	$(5,236)	$13,921	$614	$14,535
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Cash flows from operating activities
Net income (loss)	$1,559	$3,485	$1,135
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	126	139	124
Amortization of premiums and accretion of discounts associated with investments, net	(900)	(820)	(858)
(Gains) losses on investments and from sales of businesses, net	992	447	1,353
(Gains) losses on derivatives, net	1,428	1,018	2,461
(Income) loss from equity method investments, net of dividends or distributions	509	481	1,098
Interest credited to policyholder account balances	3,984	3,751	3,623
Universal life and investment-type product policy fees	(1,168)	(1,153)	(1,175)
Change in fair value option securities	72	(170)	39
Change in accrued investment income	(130)	1	(146)
Change in premiums, reinsurance and other receivables	83	350	(992)
Change in market risk benefits	(120)	(688)	(455)
Change in deferred policy acquisition costs and value of business acquired, net	167	169	452
Change in income tax	(343)	(159)	(267)
Change in other assets	22	(23)	(77)
Change in insurance-related liabilities and policy-related balances	2,621	(493)	(1,546)
Change in other liabilities	(37)	(53)	84
Other, net	106	248	(18)
Net cash provided by (used in) operating activities	8,971	6,530	4,835
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	31,297	29,435	30,090
Equity securities	64	97	104
Mortgage loans	10,443	7,498	6,129
Real estate and real estate joint ventures	321	638	354
Other limited partnership interests	677	687	415
Short-term investments	6,784	5,633	7,271
Purchases and originations of:
Fixed maturity securities available-for-sale	(38,678)	(29,188)	(27,700)
Equity securities	(41)	(49)	(162)
Mortgage loans	(6,617)	(5,642)	(6,087)
Real estate and real estate joint ventures	(471)	(684)	(931)
Other limited partnership interests	(501)	(508)	(715)
Short-term investments	(6,428)	(5,050)	(7,438)
Cash received in connection with freestanding derivatives	1,019	829	1,628
Cash paid in connection with freestanding derivatives	(1,772)	(1,716)	(2,998)
Receipts on loans to affiliates	—	—	100
Net change in policy loans	5	70	58
Net change in other invested assets	618	(230)	6
Other, net	122	49	43
Net cash provided by (used in) investing activities	$(3,158)	$1,869	$167
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	2025	2024	2023
Cash flows from financing activities
Policyholder account balances - deposits	$79,862	$72,004	$69,794
Policyholder account balances - withdrawals	(82,291)	(75,712)	(72,788)
Net change in payables for collateral under securities loaned and other transactions	427	(519)	(2,381)
Long-term debt issued	—	—	210
Long-term debt repaid	(511)	(245)	—
Derivatives with certain financing elements and other derivative-related transactions, net	38	(66)	24
Dividends paid to MetLife, Inc.	(2,332)	(3,476)	(2,471)
Other, net	109	96	(2)
Net cash provided by (used in) financing activities	(4,698)	(7,918)	(7,614)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	6	(5)	2
Change in cash and cash equivalents	1,121	476	(2,610)
Cash and cash equivalents, beginning of year	7,271	6,795	9,405
Cash and cash equivalents, end of year	$8,392	$7,271	$6,795
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$107	$126	$131
Income tax	$549	$495	$374
Non-cash transactions:
Funds withheld liabilities established in connection with reinsurance transactions	$7,333	$—	$—
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$—	$6,527
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$6,125	$1,776	$1,113
Fixed maturity securities available-for-sale received from an affiliate	$—	$—	$502
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$—	$110
Real estate and real estate joint ventures acquired in satisfaction of debt	$216	$313	$34
Short-term investments received in connection with pension risk transfer transactions	$102	$—	$—
Other invested assets received in connection with the sale of other limited partnership interests	$17	$299	$—
Investment in affiliated unsecured note received in exchange for investment in affiliated preferred stock	$—	$152	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$—	$—	$502
Consolidation of real estate and real estate joint ventures:
Increase in real estate and real estate joint ventures	$181	$—	$—
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities and employee benefits. In the fourth quarter of 2025, the Company reorganized from three reportable segments (Group Benefits, Retirement and Income Solutions (“RIS”) and MetLife Holdings) to a single reportable segment to align with MetLife’s strategic initiatives, and the manner in which the chief operating decision maker (“CODM”) evaluates the performance of the business and allocates resources. This change was applied retrospectively for all years presented. Accordingly, certain products have been reclassified within the product rollforwards for the year ended December 31, 2025. The foregoing changes did not impact prior period consolidated net income (loss). See Note 2 for further information. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or the fair value option (“FVO”) for its investments in real estate joint ventures (“REJVs”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Effective January 1, 2025, an operating joint venture engaged in insurance underwriting activities, for which the Company uses the equity method of accounting, adopted the accounting pronouncement related to targeted improvements to the accounting for long-duration contracts. See Note 15 for further information.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfer and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized. Under this NPR approach, net premiums are calculated as the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses. The NPR used to accrue the FPB in each period is determined by using the historical experience and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical experience and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
amount of premiums to be collected for a cohort. The principal inputs used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date). The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR as of the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. Changes in the NPR during the quarter are based on any variance between actual experience during the quarter and the assumptions used as of the beginning of the quarter, along with any changes to assumptions during the quarter. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The present value of future expected benefits and claim settlement expenses and the present value of future expected net premiums are calculated based on a current upper-medium grade discount rate.
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the United States (“U.S.”) is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
The NPR and the change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the locked in discount rate for each cohort represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort. This amortization of the DPL is recorded through net income within policyholder benefits and claims. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income to the extent that the flooring relates to the FPBs discounted at the locked-in discount rate or reported in OCI to the extent that it relates to changes in the current upper-medium grade discount rate.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity and bond indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder and interest credited to the policyholder’s account balance, net of charges assessed against the account balance and any policyholder withdrawals. This balance also includes liabilities for certain structured settlement and institutional income annuities, and other contracts that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
Market Risk Benefits
Market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. Certain contracts may have multiple contract features that guarantee benefits. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
percentage is the portion of the expected future fees from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders (or payable to reinsurers in the case of ceded MRBs) in excess of the attributed fees are reported in universal life and investment-type product policy fees. The valuation of these MRBs also includes an adjustment for the Company’s (or counterparty’s in the case of ceded MRBs) nonperformance risk and risk margins for non-capital market inputs.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, other policy-related balances include claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders (or payable to reinsurers in the case of ceded MRBs) in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to the Company’s annuity products are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements is included in policyholder benefits and claims.
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies, except that for reinsured MRBs, the entire change in fair value is recognized in net income each reporting period.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of certain reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records the funds withheld liability. The Company recognizes interest expense on funds withheld, included in other expenses, at a risk free rate. Certain of these funds withheld liabilities have embedded derivatives that are carried at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses).
Premiums, fees, policyholder liability remeasurement (gains) losses, policyholder benefits and claims, and market risk benefit remeasurement (gains) losses include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Investments
Net Investment Income
Net investment income primarily includes interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) primarily include (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products” in Note 10. The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial, agricultural and residential mortgage loans, typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets that real estate in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. The Company ceases depreciation on real estate that is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
REJV and OLPI
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in REJV and OLPI investments in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI investments when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE. Assets of certain consolidated REJVs and OLPI are initially recorded at estimated fair value. The Company elects the FVO for certain REJVs that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for REJV and OLPI investments recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment when the carrying value of the investment exceeds its fair value and when events or changes in circumstances indicate that the carrying amount may not be recoverable. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized and charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values, the accounting for which is described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Company-owned life insurance policies (“COLI”) are carried at cash surrender value.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Tax equity investments include low income housing tax credit partnerships and renewable energy investments which derive a significant source of the investment returns in the form of income tax credits or other tax incentives. Beginning January 1, 2024, tax equity investments that meet certain criteria are accounted for using the proportional amortization method, where the initial cost of the investment is amortized in proportion to the tax credits received and recognized as a component of income tax expense (benefit). Tax equity investments which do not meet the qualification criteria for the proportional amortization method are accounted for using the equity method of accounting. See Note 18.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except that economic hedges of FVO securities which are linked to equity indices are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $39 million, $56 million and $67 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the remaining lease term or useful life up to 20 years. The cost basis of the property, equipment and leasehold improvements was $647 million and $800 million at December 31, 2025 and 2024, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $605 million and $746 million at December 31, 2025 and 2024, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets are recognized based on the corresponding lease liabilities adjusted for qualifying initial direct costs and prepaid or accrued lease payments, reduced by lease incentives received. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans and administrative services-only (“ASO”) contracts, as well as recordkeeping and administrative services. Substantially all of the revenues from these services are recognized over time as the applicable services are provided or are made available to the customers. The revenues recognized include variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2025 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $117 million at both December 31, 2025 and 2024.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, applied on a prospective basis.	The Company has included the enhanced disclosures within Note 18.
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2025 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2025-08, Financial Instruments - Credit Losses (Topic 326): Purchased Loans	The key amendments include expanding the population of acquired financial assets that are accounted for using the gross-up approach by creating a new category of assets called purchased seasoned loans (“PSLs”), which will be accounted for using the gross-up approach. The day-1 expected credit losses on PSLs are now reflected as an adjustment to the amortized cost basis rather than an expense.	Effective for annual and interim periods beginning January 1, 2027, to be applied prospectively (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2025-06, Intangibles—Goodwill and Other— Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software
The key amendments remove all references to prescriptive and sequential software development project stages and require that an entity capitalize software costs when both: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended.
		Effective for annual and interim periods beginning January 1, 2028, to be applied either prospectively, retrospectively, or using a modified transition approach (with early adoption permitted as of the beginning of an annual reporting period).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date
The key amendments require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses is also required.
Effective for annual periods beginning January 1, 2027, and
interim periods beginning January 1, 2028, to be applied prospectively with an option for retrospective application (with early adoption permitted).
The Company is evaluating the impact of the guidance on its consolidated financial statements.
2. Segment Information
In the fourth quarter of 2025, the Company reorganized from three reportable segments (Group Benefits, RIS and MetLife Holdings) to a single reportable segment and changed the measure used to evaluate segment profitability from adjusted earnings to net income. See Note 1. The CODM is the Company’s chief executive officer, who evaluates performance and decides how to allocate resources based on net income as reported on the consolidated statements of operations. The significant segment expenses provided to the CODM are consistent with the categories shown in the Company’s consolidated statements of operations, and there are no other segment expenses at a more disaggregated level used by the CODM. The measure of segment assets is reported on the consolidated balance sheets as total assets.

MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)
The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Life insurance	$14,721	$14,753	$14,721
Accident & health insurance	11,274	10,952	10,460
Annuities	7,378	4,678	2,412
Other	459	453	462
Total	$33,832	$30,836	$28,055
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one customer were $3.6 billion, $3.7 billion and $3.6 billion for the years ended December 31, 2025, 2024 and 2023, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2025, 2024 or 2023.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets were as follows at:

	December 31,
	2025	2024 (1)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$57,127	$47,551
Long-term care	15,224	14,537
Deferred Profit Liabilities:
Annuities	3,075	3,086
Additional Insurance Liabilities:
Universal and variable universal life	2,127	1,969
Participating life	41,624	42,663
Other long-duration (2)	6,313	6,300
Short-duration and other	10,942	10,513
Total	$136,432	$126,619
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)This balance represents liabilities for various smaller product lines.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
Annuities
The Company’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. The Company reinsures portions of certain pension risk transfers on a modified coinsurance basis. Information regarding these products was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(22)	(16)	(44)
Adjusted balance	(22)	(16)	(44)
Issuances	10,582	3,557	1,607
Net premiums collected	(10,560)	(3,541)	(1,563)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$47,910	$48,886	$48,190

Balance at January 1, at original discount rate	$49,191	$47,991	$49,194
Effect of changes in cash flow assumptions (1)	(67)	(234)	(193)
Effect of actual variances from expected experience (2)	(30)	(90)	(411)
Adjusted balance	49,094	47,667	48,590
Issuances	10,983	3,578	1,642
Interest accrual	2,506	2,421	2,377
Benefit payments	(4,687)	(4,475)	(4,618)
Balance at December 31, at original discount rate	57,896	49,191	47,991
Effect of changes in discount rate assumptions	(450)	(1,281)	895
Balance at December 31, at current discount rate at balance sheet date	57,446	47,910	48,886

Cumulative amount of fair value hedging adjustments	(319)	(359)	(191)
Net liability for FPBs	57,127	47,551	48,695
Less: Reinsurance recoverables	4,308	—	—
Net liability for FPBs, net of reinsurance	$52,819	$47,551	$48,695

Undiscounted - Expected future benefit payments	$106,011	$93,692	$93,959
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$57,446	$47,910	$48,886
Weighted-average duration of the liability	8 years	9 years	9 years
Weighted-average interest accretion (original locked-in) rate	4.8%	5.1%	5.0%
Weighted-average current discount rate at balance sheet date	5.4%	5.6%	5.1%
__________________
(1)     For the year ended December 31, 2025, the net effect of changes in cash flow assumptions was substantially offset by the corresponding impact in DPL associated with the Company’s annuity products of $63 million. For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of $112 million. For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $136 million.
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
(2)      For the year ended December 31, 2025, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of $20 million. For the year ended December 31, 2024, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of $39 million. For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $269 million.
For each of the years ended December 31, 2024 and 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the year ended December 31, 2024, the net effect of actual variances from expected experience was primarily driven by favorable mortality. For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance agreement and model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2025, the Company incurred a loss at issue of $397 million. The loss at issue was partially offset by a deferred gain on ceded reinsurance which will be amortized over the life of the reinsurance agreement. For the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expenses, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Long-term Care
The Company’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,475	$5,687	$5,775

Balance at January 1, at original discount rate	$5,568	$5,566	$5,807
Effect of changes in cash flow assumptions	68	212	(152)
Effect of actual variances from expected experience	159	74	199
Adjusted balance	5,795	5,852	5,854
Interest accrual	284	285	294
Net premiums collected	(564)	(569)	(582)
Balance at December 31, at original discount rate	5,515	5,568	5,566
Effect of changes in discount rate assumptions	33	(93)	121
Balance at December 31, at current discount rate at balance sheet date	$5,548	$5,475	$5,687

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$20,012	$20,927	$19,619

Balance at January 1, at original discount rate	$21,024	$20,494	$20,165
Effect of changes in cash flow assumptions	66	205	(190)
Effect of actual variances from expected experience	213	84	223
Adjusted balance	21,303	20,783	20,198
Interest accrual	1,115	1,089	1,070
Benefit payments	(928)	(848)	(774)
Balance at December 31, at original discount rate	21,490	21,024	20,494
Effect of changes in discount rate assumptions	(718)	(1,012)	433
Balance at December 31, at current discount rate at balance sheet date	20,772	20,012	20,927

Net liability for FPBs	$15,224	$14,537	$15,240

Undiscounted:
Expected future gross premiums	$10,382	$10,644	$10,603
Expected future benefit payments	$44,696	$44,981	$45,016
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$7,001	$6,966	$7,139
Expected future benefit payments	$20,772	$20,012	$20,927
Weighted-average duration of the liability	13 years	14 years	15 years
Weighted-average interest accretion (original locked-in) rate	5.4%	5.4%	5.4%
Weighted-average current discount rate at balance sheet date	5.8%	5.8%	5.2%
For the year ended December 31, 2025, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to future premium rate increases, substantially offset by unfavorable morbidity and policyholder behavior related to lapses. For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in assumptions associated with an increase in incidence rates.
For the year ended December 31, 2025, the net effect of actual variances from expected experience was primarily driven by unfavorable morbidity and mortality, partially offset by the expected premium rate increases.
MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB reserve for the Company’s long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expenses, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features whereby the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
Universal and Variable Universal Life
The Company’s universal and variable universal life products provide a contract feature whereby the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2025	2024	2023
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,969	$1,841	$1,642
Less: AOCI adjustment	(17)	(14)	(63)
Balance, at January 1, before AOCI adjustment	1,986	1,855	1,705
Effect of changes in cash flow assumptions	(19)	(1)	26
Effect of actual variances from expected experience	62	37	16
Adjusted balance	2,029	1,891	1,747
Assessments accrual	92	89	91
Interest accrual	104	97	90
Excess benefits paid	(85)	(91)	(73)
Balance, at December 31, before AOCI adjustment	2,140	1,986	1,855
Add: AOCI adjustment	(13)	(17)	(14)
Balance, at December 31	2,127	1,969	1,841
Less: Reinsurance recoverables	2,127	1,969	1,841
Balance, at December 31, net of reinsurance	$—	$—	$—

Weighted-average duration of the liability	15 years	16 years	17 years
Weighted-average interest accretion rate	5.1%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2025		2024		2023
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$10,617	$2,506	$3,617	$2,421	$1,584	$2,377
Long-term care	720	831	724	804	731	776
Deferred Profit Liabilities:
Annuities	N/A	153	N/A	150	N/A	144
Additional Insurance Liabilities:
Universal and variable universal life	345	104	370	97	452	90
Other long-duration	1,180	303	888	306	887	304
Total	$12,862	$3,897	$5,599	$3,778	$3,654	$3,691
__________________
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% of the Company’s life insurance in-force at both December 31, 2025 and 2024. Participating policies represented 10%, 10% and 11% of gross traditional life insurance premiums for the years ended December 31, 2025, 2024 and 2023, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by product at December 31, 2025. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities. The information about incurred and paid claims development prior to 2025 is presented as supplementary information.
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2025
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(Dollars in millions)
2016	$7,125	$7,085	$7,095	$7,104	$7,105	$7,104	$7,107	$7,109	$7,110	$7,113	$2	221,367
2017		7,432	7,418	7,425	7,427	7,428	7,428	7,432	7,434	7,438	4	263,945
2018			7,757	7,655	7,646	7,650	7,651	7,652	7,659	7,664	5	251,712
2019				7,935	7,900	7,907	7,917	7,914	7,921	7,927	7	253,430
2020					8,913	9,367	9,389	9,384	9,388	9,398	12	298,095
2021						10,555	10,795	10,777	10,783	10,804	25	308,345
2022							9,640	9,653	9,662	9,689	38	259,225
2023								9,584	9,471	9,475	24	246,008
2024									9,909	9,688	55	238,104
2025										9,855	1,185	203,552
Total										89,051
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(85,850)
All outstanding liabilities for incurral years prior to 2016, net of reinsurance										15
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,216

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(In millions)
2016	$5,582	$6,980	$7,034	$7,053	$7,086	$7,096	$7,100	$7,106	$7,109	$7,109
2017		5,761	7,292	7,355	7,374	7,400	7,414	7,427	7,431	7,433
2018			6,008	7,521	7,578	7,595	7,629	7,646	7,652	7,656
2019				6,178	7,756	7,820	7,853	7,898	7,908	7,916
2020					6,862	9,103	9,242	9,296	9,353	9,375
2021						8,008	10,476	10,640	10,689	10,757
2022							7,101	9,399	9,536	9,573
2023								6,929	9,225	9,346
2024									7,282	9,435
2025										7,250
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$85,850
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2025:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	75.5%	21.9%	1.1%	0.4%	0.5%	0.2%	0.1%	0.1%	—%	—%
MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Group Long-term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2025
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(Dollars in millions)
2016	$1,131	$1,139	$1,159	$1,162	$1,139	$1,124	$1,123	$1,086	$1,108	$1,104	$—	17,974
2017		1,244	1,202	1,203	1,195	1,165	1,181	1,101	1,135	1,131	—	16,330
2018			1,240	1,175	1,163	1,147	1,170	1,102	1,150	1,146	—	15,217
2019				1,277	1,212	1,169	1,177	1,103	1,166	1,161	—	15,427
2020					1,253	1,223	1,155	1,100	1,158	1,161	—	15,820
2021						1,552	1,608	1,477	1,586	1,591	—	19,664
2022							1,641	1,732	1,578	1,557	—	18,408
2023								1,725	1,722	1,719	7	20,301
2024									1,890	1,941	37	18,460
2025										2,057	841	12,601
Total										14,568
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(7,440)
All outstanding liabilities for incurral years prior to 2016, net of reinsurance										1,463
Total unpaid claims and claim adjustment expenses, net of reinsurance										$8,591

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(In millions)
2016	$49	$267	$433	$548	$628	$696	$750	$769	$839	$871
2017		56	290	476	579	655	719	718	812	848
2018			54	314	497	594	666	663	775	817
2019				57	342	522	620	621	764	811
2020					59	355	535	560	706	763
2021						95	505	620	902	1,002
2022							76	609	721	838
2023								84	520	775
2024									98	561
2025										154
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$7,440
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2025:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-term Disability	5.2%	24.7%	13.5%	9.1%	6.5%	5.8%	4.7%	4.6%	4.8%	2.9%
Significant Methodologies and Assumptions
Group Life - Term and Group Long-term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is
MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of IBNP claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses decreased in 2025 compared to the 2024 incurral year due to lower claim volume. For Group Long-term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2025 compared to the 2024 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-term Disability unpaid claims and claim adjustment expenses were $7.2 billion and $6.8 billion at December 31, 2025 and 2024, respectively. Using interest rates ranging from 2% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.7 billion and $1.5 billion at December 31, 2025 and 2024, respectively. The amount of interest accretion recognized was $618 million, $464 million and $516 million for the years ended December 31, 2025, 2024 and 2023, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2025
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Life - Term	$3,216
Group Long-term Disability	8,591
Total		$11,807
Other insurance lines		749
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		12,556

Reinsurance recoverables on unpaid claims:
Group Life - Term	6
Group Long-term Disability	295
Total		301
Other insurance lines		27
Total reinsurance recoverable on unpaid claims		328
Total unpaid claims and allocated claims adjustment expense		12,884
Discounting		(1,716)
Liability for unpaid claims and claim adjustment liabilities - short-duration		11,168
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		788
Total liability for unpaid claims and claim adjustment expense (includes $7.3 billion of FPBs and $4.6 billion of other policy-related balances)		$11,956
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1,	$11,698	$11,609	$11,300
Less: Reinsurance recoverables	2,004	1,740	1,633
Net balance at January 1,	9,694	9,869	9,667
Incurred related to:
Current year	20,994	20,371	19,983
Prior years (1)	(188)	(264)	14
Total incurred	20,806	20,107	19,997
Paid related to:
Current year	(15,358)	(15,047)	(14,484)
Prior years	(5,132)	(5,235)	(5,311)
Total paid	(20,490)	(20,282)	(19,795)
Net balance at December 31,	10,010	9,694	9,869
Add: Reinsurance recoverables	1,946	2,004	1,740
Balance at December 31,	$11,956	$11,698	$11,609
__________________
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits (continued)
(1)For the years ended December 31, 2025 and 2024, incurred claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the respective year. For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in 2023.
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which include accrued interest credited, but exclude the impact of any applicable charge that may be incurred upon surrender.

The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2025	December 31, 2024 (1)
	(In millions)
Life	$10,197	$7,469
Capital markets investment products and stable value guaranteed interest contracts (“GICs”)	59,278	57,799
Annuities and risk solutions	15,671	11,673
Fixed and variable annuities	5,788	9,513
Other	13,157	15,686
Total	$104,091	$102,140
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Life
The life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account portion of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$7,469	$7,605	$7,954
Transfer, January 1 (1)	3,084	—	—
Deposits	3,668	3,481	3,227
Policy charges	(669)	(658)	(635)
Surrenders and withdrawals	(3,607)	(3,132)	(3,121)
Benefit payments	(9)	(13)	(12)
Net transfers from (to) separate accounts	1	(3)	—
Interest credited	260	189	192
Balance at December 31,	$10,197	$7,469	$7,605

Weighted-average annual crediting rate	2.5%	2.5%	2.5%

At period end:
Cash surrender value	$10,128	$7,407	$7,543
Net amount at risk, excluding offsets from reinsurance:
In the event of death (2)	$265,192	$263,198	$250,033
__________________
(1)Reported balances for the year ended December 31, 2025 have been updated to include a product previously not included in the disaggregated rollforward. See Note 1.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$503	$—	$661	$4,141	$5,305
Equal to or greater than 2% but less than 4%	3,923	98	79	—	4,100
Equal to or greater than 4%	679	25	3	53	760
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	32
Total	$5,105	$123	$743	$4,194	$10,197

December 31, 2024
Equal to or greater than 0% but less than 2%	$456	$—	$726	$4,086	$5,268
Equal to or greater than 2% but less than 4%	1,247	100	61	1	1,409
Equal to or greater than 4%	682	—	39	37	758
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	34
Total	$2,385	$100	$826	$4,124	$7,469

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605
Capital Markets Investment Products and Stable Value GICs
The capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $12.8 billion at both December 31, 2025 and 2024. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $16.2 billion and $16.4 billion at December 31, 2025 and 2024, respectively. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2025 and 2024. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion at both December 31, 2025 and 2024.
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$57,799	$58,554	$58,508
Deposits	72,607	65,802	62,605
Surrenders and withdrawals	(74,924)	(67,924)	(65,444)
Interest credited	2,147	2,190	1,907
Effect of foreign currency translation and other, net	1,649	(823)	978
Balance at December 31,	$59,278	$57,799	$58,554

Weighted-average annual crediting rate	3.7%	3.8%	3.3%
Cash surrender value at period end	$1,042	$1,524	$1,583
The capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$—	$—	$—	$2,435	$2,435
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	56,843
Total	$—	$—	$—	$2,435	$59,278

December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$2,675	$2,675
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,124
Total	$—	$—	$—	$2,675	$57,799

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The annuity and risk solutions PABs include certain structured settlements and institutional income annuities, group fixed deferred annuities, the fixed account portion of group variable deferred annuities, registered index-linked annuities and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$11,673	$10,650	$10,244
Transfer, January 1 (1)	3,109	—	—
Deposits	1,614	1,776	850
Policy charges	(137)	(123)	(160)
Surrenders and withdrawals	(657)	(518)	(215)
Benefit payments	(679)	(576)	(547)
Net transfers from (to) separate accounts	64	27	53
Interest credited	625	472	427
Other	59	(35)	(2)
Balance at December 31,	$15,671	$11,673	$10,650

Weighted-average annual crediting rate	4.2%	4.3%	4.2%

At period end:
Cash surrender value	$10,949	$7,462	$6,798
Net amount at risk, excluding offsets from reinsurance:
In the event of death (2)	$33,211	$33,128	$33,148
At annuitization or exercise of other living benefits (3)	$17	N/A	N/A
__________________
(1)A product previously reported within Fixed and Variable Annuities has been moved to Annuities and Risk Solutions. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. See Note 1.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The annuity and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2,588	$2,596
Equal to or greater than 2% but less than 4%	404	2,269	472	51	3,196
Equal to or greater than 4%	3,695	—	304	6	4,005
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,874
Total	$4,099	$2,269	$784	$2,645	$15,671

December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$11	$2,083	$2,094
Equal to or greater than 2% but less than 4%	195	32	357	28	612
Equal to or greater than 4%	3,623	—	165	6	3,794
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,173
Total	$3,818	$32	$533	$2,117	$11,673

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650
MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Fixed and Variable Annuities
The fixed and variable annuity PABs primarily include fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance at January 1,	$9,513	$10,888	$12,598
Transfer, January 1 (1)	(3,109)	—	—
Deposits	97	153	172
Policy charges	(9)	(11)	(12)
Surrenders and withdrawals	(875)	(1,609)	(1,916)
Benefit payments	(300)	(382)	(408)
Net transfers from (to) separate accounts	280	146	72
Interest credited	187	318	359
Other	4	10	23
Balance at December 31,	$5,788	$9,513	$10,888

Weighted-average annual crediting rate	3.1%	3.2%	3.1%

At period end:
Cash surrender value	$5,252	$8,891	$10,181
Net amount at risk, excluding offsets from reinsurance (2):
In the event of death (3)	$2,240	$2,540	$2,821
At annuitization or exercise of other living benefits (4)	$663	$709	$646
__________________
(1)A product previously reported within Fixed and Variable Annuities has been moved to Annuities and Risk Solutions. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. See Note 1.
(2)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “Annuities” in Note 5.
(3)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date
(4)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The fixed and variable annuity account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2025
Equal to or greater than 0% but less than 2%	$50	$1	$483	$174	$708
Equal to or greater than 2% but less than 4%	2,547	1,594	262	62	4,465
Equal to or greater than 4%	114	177	—	—	291
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	324
Total	$2,711	$1,772	$745	$236	$5,788

December 31, 2024
Equal to or greater than 0% but less than 2%	$2	$140	$441	$75	$658
Equal to or greater than 2% but less than 4%	1,639	5,669	519	107	7,934
Equal to or greater than 4%	392	151	6	—	549
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	372
Total	$2,033	$5,960	$966	$182	$9,513

December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888
5. Market Risk Benefits
The Company establishes assets and liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit, less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2025			2024 (1)
	Asset	Liability	Net Liability (Asset)	Asset	Liability	Net Liability (Asset)
	(In millions)
Annuities	$216	$2,043	$1,827	$231	$2,300	$2,069
Other	41	158	117	15	39	24
Total	$257	$2,201	$1,944	$246	$2,339	$2,093
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
Rollforwards
The following information about the direct and assumed liabilities (assets) for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
The Company’s variable annuity products offer contract features whereby the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantee contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding the Company’s variable annuity products was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1, (1)	$2,069	$2,702	$3,071

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$2,026	$2,741	$3,164
Transfer, beginning of period, before effect of cumulative changes in the instrument-specific credit risk (1)	(191)	—	—
Attributed fees collected	257	295	315
Benefit payments	(92)	(89)	(57)
Effect of changes in interest rates	(171)	(717)	(156)
Effect of changes in capital markets	(450)	(431)	(734)
Effect of changes in equity index volatility	—	39	(120)
Actual policyholder behavior different from expected behavior	192	180	115
Effect of changes in future expected policyholder behavior and other assumptions	(13)	19	9
Effect of foreign currency translation and other, net (2)	206	45	219
Effect of changes in risk margin	(22)	(56)	(14)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	1,742	2,026	2,741
Cumulative effect of changes in the instrument-specific credit risk	85	43	(39)
Net balance at December 31,	1,827	2,069	2,702
Less: Reinsurance recoverable	285	—	—
Balance at December 31,	$1,542	$2,069	$2,702

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,240	$2,540	$2,821
At annuitization or exercise of other living benefits (5)	$663	$709	$646
Weighted-average attained age of contractholders:
In the event of death (4)	72 years	71 years	70 years
At annuitization or exercise of other living benefits (5)	71 years	70 years	70 years
__________________
(1)A product previously reported within Annuities has been moved to Other. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. The transfer amount related to the balance at January 1, 2025 was ($165) million. See Note 1.
(2)      Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)      Includes amounts for certain variable annuity guarantees recorded as MRBs on contracts also recorded as PABs, which are disclosed in “Fixed and Variable Annuities” in Note 4.
(4)      For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(5)      For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions, including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities (assets) was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1, (1)	$24	$(1)	$25

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$29	$2	$34
Transfer, beginning of period, before effect of cumulative changes in the instrument-specific credit risk (1)	191	—	—
Attributed fees collected	16	2	2
Benefit payments	(1)	—	—
Effect of changes in interest rates	(68)	(23)	(9)
Effect of changes in capital markets	(34)	—	—
Actual policyholder behavior different from expected behavior	(5)	—	(26)
Effect of changes in future expected policyholder behavior and other assumptions	(2)	1	1
Effect of foreign currency translation and other, net	14	47	—
Effect of changes in risk margin	(2)	—	—
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	138	29	2
Cumulative effect of changes in the instrument-specific credit risk	(21)	(5)	(3)
Balance at December 31,	$117	$24	$(1)
__________________
(1)A product previously reported within Annuities has been moved to Other. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. The transfer amount related to the balance at January 1, 2025 was $165 million. See Note 1.
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $51.4 billion and $54.1 billion at December 31, 2025 and 2024, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $22.1 billion and $25.1 billion at December 31, 2025 and 2024, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.5% and 2.6% at December 31, 2025 and 2024, respectively.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2025	December 31, 2024 (1)
	(In millions)
Stable value and risk solutions	$27,605	$32,761
Group annuities	18,099	11,001
Variable annuities	19,554	27,766
Other	8,253	7,674
Total	$73,511	$79,202
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
The separate account liabilities are primarily comprised of the following: Stable value and risk solutions contracts, participating and non-participating group annuity contracts and variable annuities.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Group Annuities	Variable Annuities
	(In millions)
Balance, January 1, 2023	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162
Premiums and deposits	1,655	145	235
Policy charges	(218)	(21)	(602)
Surrenders and withdrawals	(5,376)	(918)	(3,782)
Benefit payments	(87)	—	(491)
Investment performance	1,301	83	3,399
Net transfers from (to) general account	(28)	—	(146)
Other	(48)	53	(9)
Balance, December 31, 2024	$32,761	$11,001	$27,766
Transfer, January 1 (1)	—	6,926	(6,926)
Premiums and deposits	1,483	246	66
Policy charges	(204)	(107)	(467)
Surrenders and withdrawals	(6,574)	(1,579)	(2,588)
Benefit payments	(129)	(41)	(420)
Investment performance	2,197	1,783	2,406
Net transfers from (to) general account	18	(81)	(281)
Other (2)	(1,947)	(49)	(2)
Balance, December 31, 2025	$27,605	$18,099	$19,554

Cash surrender value at December 31, 2023 (3)	$30,841	N/A	$29,016
Cash surrender value at December 31, 2024 (3)	$28,089	N/A	$27,640
Cash surrender value at December 31, 2025 (1), (3)	$24,865	$6,960	$19,465
_______________
(1)    A product previously reported within Variable Annuities has been moved to Group Annuities. Accordingly, the reported balances for the year ended December 31, 2025 have been updated to reflect this change. See Note 1.
(2)    Other for stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(3)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2025	2024
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$8,645	$9,865
Public utilities	1,010	1,075
Municipals	265	219
Corporate bonds	7,426	8,543
Total bonds	17,346	19,702
Mortgage-backed securities	7,640	8,842
Asset-backed securities and collateralized loan obligations (collectively, “ABS & CLO”)	1,976	1,904
Redeemable preferred stock	8	8
Total fixed maturity securities	26,970	30,456
Equity securities	2,775	2,726
Mutual funds (1):
Bond funds	3,050	3,203
Equity funds	20,637	20,345
Balanced funds	172	139
Other	15,068	15,725
Total mutual funds	38,927	39,412
Other invested assets	1,152	1,268
Total investments	69,824	73,862
Other assets	3,687	5,340
Total	$73,511	$79,202
__________________
(1)Mutual fund balances are presented by fund type. Prior year amounts, previously presented in the aggregate, have been reclassified to conform to the current year presentation.
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
DAC and VOBA
Information regarding total DAC and VOBA was as follows:

	Years Ended December 31,
	2025	2024 (1)	2023 (1)
	(In millions)
DAC (2):
Balance at January 1,	$3,124	$3,291	$3,741
Capitalizations	109	110	118
Amortization	(263)	(277)	(296)
Other (3)	(115)	—	(272)
Balance at December 31,	$2,855	$3,124	$3,291

Total DAC and VOBA:
Balance at December 31, 2023			$3,305
Balance at December 31, 2024			$3,136
Balance at December 31, 2025			$2,865
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)Includes DAC balances primarily related to whole life, variable annuities, disability income, term life, long-term care, and universal life products.
(3)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
VODA and VOCRA:
Balance at January 1,	$71	$84	$99
Amortization	(12)	(13)	(15)
Balance at December 31,	$59	$71	$84
Accumulated amortization	$398	$386	$373
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products included in other policy-related balances was as follows:

	Years Ended December 31,
	2025	2024 (1)	2023 (1)
	(In millions)
Balance at January 1,	$19	$21	$245
Deferrals	2	2	35
Amortization	(4)	(4)	(18)
Other (2)	(3)	—	(241)
Balance at December 31,	$14	$19	$21
__________________
(1)     See Note 2 for information on the Company’s reorganization to a single segment.
(2)     Other includes activity for total UREV ceded at the date of inception related to reinsurance agreements.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance for various insurance products by accepting risk from affiliates and unaffiliated companies.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
For its group insurance products, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures a 90% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The Company also reinsures a 90% quota share of its vision business to an affiliate. The majority of the Company’s other reinsurance activity for group insurance products relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate. The Company also assumes certain registered indexed annuities issued by a nonaffiliate and cedes risk on certain pension products to a nonaffiliate.
For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company ceded to nonaffiliates (i) an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities and (ii) certain variable annuities, both on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. For its group insurance products, the Company purchases catastrophe coverage to reinsure risks issued within territories that the Company believes are subject to the greatest catastrophic risks. For its other products, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2025 and 2024, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2025 and 2024, respectively.
At December 31, 2025, the Company had $15.8 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $14.5 billion, or 92%, were with the Company’s five largest unaffiliated ceded reinsurers, including $391 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2025, the top three third-party reinsurers accounted for 41%, 34% and 12%, respectively, of the net unaffiliated ceded reinsurance recoverables. At December 31, 2024, the Company had $9.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.2 billion, or 91%, were with the Company’s five largest unaffiliated ceded reinsurers, including $898 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2024, the largest reinsurer accounted for 77% of the net unaffiliated ceded reinsurance recoverables.
The Company reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. In October 2025, the Company recaptured this agreement. The Company accounted for this agreement under the deposit method of accounting. The Company, having the right of offset, offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Premiums
Direct premiums	$34,892	$27,678	$25,027
Reinsurance assumed	1,440	1,029	847
Reinsurance ceded	(5,756)	(1,146)	(1,156)
Net premiums	$30,576	$27,561	$24,718
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,060	$2,052	$2,019
Reinsurance assumed	41	18	(17)
Reinsurance ceded	(567)	(570)	(338)
Net universal life and investment-type product policy fees	$1,534	$1,500	$1,664
Other revenues
Direct other revenues	$1,028	$1,012	$1,025
Reinsurance assumed	113	159	125
Reinsurance ceded	581	604	523
Net other revenues	$1,722	$1,775	$1,673
Policyholder benefits and claims
Direct policyholder benefits and claims	$36,842	$29,260	$26,768
Reinsurance assumed	1,383	1,016	708
Reinsurance ceded	(6,080)	(1,495)	(1,326)
Net policyholder benefits and claims	$32,145	$28,781	$26,150
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$93	$(109)	$(87)
Reinsurance assumed	4	(18)	(48)
Reinsurance ceded	(67)	(21)	(15)
Net policyholder liability remeasurement (gains) losses	$30	$(148)	$(150)
MRBs remeasurement (gains) losses
Direct MRBs remeasurement (gains) losses	$(390)	$(924)	$(701)
Reinsurance assumed	4	(8)	(2)
Reinsurance ceded	67	—	—
Net MRBs remeasurement (gains) losses	$(319)	$(932)	$(703)
Interest credited to PABs
Direct interest credited to PABs	$3,525	$3,564	$3,276
Reinsurance assumed	352	367	354
Reinsurance ceded	(108)	(112)	(28)
Net interest credited to PABs	$3,769	$3,819	$3,602
Other expenses
Direct other expenses	$5,318	$5,283	$5,365
Reinsurance assumed	81	72	280
Reinsurance ceded	57	324	140
Net other expenses	$5,456	$5,679	$5,785
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2025				2024
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (1)	$4,057	$1,006	$30,425	$35,488	$3,707	$856	$23,521	$28,084
MRBs	246	11	—	257	239	7	—	246
DAC and VOBA	3,275	133	(543)	2,865	3,450	140	(454)	3,136
Total assets	$7,578	$1,150	$29,882	$38,610	$7,396	$1,003	$23,067	$31,466
Liabilities
FPBs	$133,529	$2,903	$—	$136,432	$123,596	$3,023	$—	$126,619
PABs	95,295	8,796	—	104,091	93,135	9,005	—	102,140
MRBs	2,180	21	—	2,201	2,328	11	—	2,339
Other policy-related balances	8,423	560	(341)	8,642	8,345	307	(314)	8,338
Other liabilities	8,055	1,915	21,194	31,164	8,197	2,013	13,459	23,669
Total liabilities	$247,482	$14,195	$20,853	$282,530	$235,601	$14,359	$13,145	$263,105
__________________
(1)Includes ceded PABs, FPBs and MRBs.
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $14.0 billion and $13.5 billion at December 31, 2025 and 2024, respectively. Included in other liabilities in the table above are deposit liabilities on reinsurance of $1.2 billion and $1.3 billion at December 31, 2025 and 2024, respectively.
In December 2025, the Company entered into a reinsurance agreement with Talcott Resolution Life Insurance Company to cede certain variable annuity contracts and rider reserves on a funds withheld basis. The Company recorded premiums, reinsurance and other receivables of $2.0 billion and a funds withheld liability of $2.0 billion within other liabilities at December 31, 2025. The Company retained $8.3 billion of separate account assets on a funds withheld basis at December 31, 2025.
In November 2025, the Company entered into a reinsurance agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a funds withheld basis. The Company recorded cash and cash equivalents of $624 million, premiums, reinsurance and other receivables of $5.3 billion and a funds withheld liability of $5.7 billion within other liabilities at December 31, 2025. The Company also recorded premiums of ($4.5) billion, net derivative gains of $37 million, policyholder benefits and claims of ($4.6) billion and other expenses of $24 million for the year ended December 31, 2025.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Premiums
Reinsurance assumed	$6	$5	$(19)
Reinsurance ceded	(429)	(401)	(372)
Net premiums	$(423)	$(396)	$(391)
Universal life and investment-type product policy fees
Reinsurance assumed	$38	$24	$4
Reinsurance ceded	—	(1)	(6)
Net universal life and investment-type product policy fees	$38	$23	$(2)
Other revenues
Reinsurance assumed	$107	$142	$91
Reinsurance ceded	459	470	471
Net other revenues	$566	$612	$562
Policyholder benefits and claims
Reinsurance assumed	$37	$40	$(121)
Reinsurance ceded	(349)	(334)	(310)
Net policyholder benefits and claims	$(312)	$(294)	$(431)
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$3	$(7)	$(40)
Reinsurance ceded	6	3	(11)
Net policyholder liability remeasurement (gains) losses	$9	$(4)	$(51)
Interest credited to PABs
Reinsurance assumed	$344	$357	$344
Reinsurance ceded	(10)	(10)	(11)
Net interest credited to PABs	$334	$347	$333
Other expenses
Reinsurance assumed	$45	$46	$239
Reinsurance ceded	137	424	220
Net other expenses	$182	$470	$459
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2025		2024
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables (1)	$146	$11,017	$163	$11,048
DAC and VOBA	122	(149)	140	(156)
Total assets	$268	$10,868	$303	$10,892
Liabilities
FPBs	$1,941	$—	$2,028	$—
PABs	8,441	—	8,845	—
Other policy-related balances	69	(55)	66	(47)
Other liabilities	934	9,582	856	9,748
Total liabilities	$11,385	$9,527	$11,795	$9,701
__________________
(1)Includes affiliated ceded PABs and FPBs.
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this reinsurance agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this agreement are included within other liabilities and were ($37) million and ($46) million at December 31, 2025 and 2024, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, $7 million and $11 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($244) million and ($415) million at December 31, 2025 and 2024, respectively. Net derivative gains (losses) associated with the embedded derivative were ($171) million, $150 million and ($158) million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $931 million and $885 million of unsecured affiliated reinsurance recoverable balances with one affiliate at December 31, 2025 and 2024, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premiums, reinsurance and other receivables in the table above are deposit assets on affiliated reinsurance of $9.2 billion and $9.3 billion at December 31, 2025 and 2024, respectively. Included in other liabilities in the table above are deposit liabilities on affiliated reinsurance of $634 million and $689 million at December 31, 2025 and 2024, respectively.
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2025	2024
	(In millions)
Closed Block Liabilities
FPBs	$33,846	$35,015
Other policy-related balances	281	315
Policyholder dividends payable	140	174
Policyholder dividend obligation	—	—
Current income tax payable	2	6
Other liabilities	1,137	854
Total closed block liabilities	35,406	36,364
Assets Designated to the Closed Block
Investments:
Fixed maturity securities AFS, at estimated fair value	19,032	18,958
Mortgage loans	5,372	5,720
Policy loans	3,647	3,829
Real estate and REJV	668	659
Other invested assets	356	523
Total investments	29,075	29,689
Cash and cash equivalents	1,286	930
Accrued investment income	355	367
Premiums, reinsurance and other receivables	59	45
Deferred income tax asset	340	470
Total assets designated to the closed block	31,115	31,501
Excess of closed block liabilities over assets designated to the closed block	4,291	4,863
AOCI:
Unrealized investment gains (losses), net of income tax	(684)	(1,256)
Unrealized gains (losses) on derivatives, net of income tax	49	183
Total amounts included in AOCI	(635)	(1,073)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,656	$3,790
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Revenues
Premiums	$830	$874	$922
Net investment income	1,332	1,362	1,362
Net investment gains (losses)	(64)	(28)	7
Net derivative gains (losses)	(3)	15	—
Total revenues	2,095	2,223	2,291
Expenses
Policyholder benefits and claims	1,532	1,621	1,706
Policyholder dividends	316	354	366
Other expenses	76	82	86
Total expenses	1,924	2,057	2,158
Revenues, net of expenses before provision for income tax expense (benefit)	171	166	133
Provision for income tax expense (benefit)	37	36	28
Revenues, net of expenses and provision for income tax expense (benefit)	$134	$130	$105
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, broadly syndicated bank loans, and other assets. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2025					2024
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		Allowance for Credit Loss	Gains	Losses			Allowance for Credit Loss	Gains	Losses
	(In millions)
U.S. corporate	$52,552	$(125)	$1,050	$2,875	$50,602	$50,394	$(45)	$609	$3,830	$47,128
RMBS	28,129	(1)	476	1,365	27,239	23,080	(1)	203	2,069	21,213
U.S. government and agency	29,811	—	188	3,298	26,701	25,163	—	87	3,407	21,843
Foreign corporate	27,934	(7)	742	2,198	26,471	27,536	(15)	248	3,484	24,285
ABS & CLO	14,610	(5)	137	191	14,551	13,432	(7)	86	306	13,205
Municipals	5,947	—	138	496	5,589	5,373	—	100	542	4,931
CMBS	5,286	(20)	57	210	5,113	5,605	(8)	38	356	5,279
Foreign government	3,115	(36)	151	164	3,066	3,161	(36)	97	274	2,948
Total fixed maturity securities AFS	$167,384	$(194)	$2,939	$10,797	$159,332	$153,744	$(112)	$1,468	$14,268	$140,832
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2025:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$7,101	$25,090	$28,811	$58,189	$47,999	$167,190
Estimated fair value	$7,098	$25,053	$28,756	$51,522	$46,903	$159,332
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2025				2024
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,208	$80	$20,765	$2,763	$8,413	$273	$21,608	$3,536
RMBS	1,728	17	9,165	1,348	4,483	93	10,674	1,976
U.S government and agency	6,209	57	10,238	3,241	4,619	164	9,432	3,243
Foreign corporate	1,211	69	11,682	2,126	5,143	253	13,141	3,221
ABS & CLO	3,570	22	2,534	169	1,388	15	4,296	289
Municipals	588	14	1,961	482	724	22	1,895	520
CMBS	421	9	2,081	199	607	10	2,942	347
Foreign government	167	4	1,078	159	691	23	1,181	246
Total fixed maturity securities AFS	$18,102	$272	$59,504	$10,487	$26,068	$853	$65,169	$13,378
Investment grade	$17,172	$232	$58,276	$10,396	$24,320	$767	$62,876	$13,122
Below investment grade	930	40	1,228	91	1,748	86	2,293	256
Total fixed maturity securities AFS	$18,102	$272	$59,504	$10,487	$26,068	$853	$65,169	$13,378
Total number of securities in an unrealized loss position	2,778		5,880		3,637		6,786
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security, the likelihood that the issuer can service the interest and principal payments, the quality and amount of any credit enhancements, the security’s position within the capital structure of the issuer, possible corporate restructurings or asset sales by the issuer, any private and public sector programs to restructure foreign government securities and municipals, and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $3.5 billion for the year ended December 31, 2025 to $10.8 billion primarily due to a decrease in interest rates.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2025 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2025, $91 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, transportation and industrial sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
At December 31, 2025, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2025.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of ACL for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
	(In millions)
Balance at January 1, 2024	$62	$2	$50	$1	$6	$11	$132
ACL not previously recorded	37	13	—	—	—	—	50
Changes for securities with previously recorded ACL	4	—	1	—	1	1	7
Securities sold or exchanged	(58)	—	(15)	—	—	(4)	(77)
Balance at December 31, 2024	$45	$15	$36	$1	$7	$8	$112
ACL not previously recorded	111	7	—	1	—	6	125
Changes for securities with previously recorded ACL	43	(2)	—	—	1	6	48
Securities sold or exchanged	(74)	(13)	—	(1)	(3)	—	(91)
Balance at December 31, 2025	$125	$7	$36	$1	$5	$20	$194
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2025		2024
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$29,546	52.9%	$34,692	57.8%
Agricultural	15,203	27.2	15,208	25.3
Residential	11,815	21.2	10,628	17.7
Total amortized cost	56,564	101.3	60,528	100.8
ACL	(701)	(1.3)	(503)	(0.8)
Total mortgage loans held-for-investment, net	55,863	100.0	60,025	100.0
Mortgage loans held-for-sale	7	—	—	—
Total mortgage loans	$55,870	100.0%	$60,025	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($716) million and ($791) million at December 31, 2025 and 2024, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2025 was $110 million, $159 million and $103 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $178 million, $158 million and $92 million, respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Purchases of mortgage loans, consisting primarily of residential mortgage loans from unaffiliated parties, were $2.4 billion, $1.5 billion and $1.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Sales of mortgage loans, consisting primarily of commercial mortgage loans to an equity method investee, were $35 million, $0 and $141 million for the years ended December 31, 2025, 2024 and 2023, respectively.
For the year ended December 31, 2025, the Company exchanged, as part of loan restructurings, commercial mortgage loans with an amortized cost of $52 million for equity interests in REJVs.
For the years ended December 31, 2025, 2024 and 2023, the Company contributed commercial mortgage loans with an amortized cost of $143 million, $181 million and $14 million, respectively, to REJVs which subsequently completed foreclosure on those mortgage loans.
For the year ended December 31, 2024, the Company acquired wholly-owned real estate by completing foreclosures on commercial mortgage loans with an amortized cost of $31 million.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2025, 2024 and 2023 was $1 million, $48 million and $22 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $270 million, $171 million and $536 million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2025, 2024 and 2023 was $2.1 billion, $2.0 billion and $2.1 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $4.9 billion, $4.4 billion and $2.5 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. The Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $10.3 billion, $11.9 billion and $13.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, was as follows:

	Years Ended December 31,
	2025				2024				2023
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$312	$63	$128	$503	$210	$152	$147	$509	$174	$105	$169	$448
Provision (release)	291	25	59	375	114	31	(19)	126	50	83	(22)	111
Charge-offs, net of recoveries	(167)	(7)	(3)	(177)	(12)	(120)	—	(132)	(14)	(36)	—	(50)
Balance at December 31,	$436	$81	$184	$701	$312	$63	$128	$503	$210	$152	$147	$509

The gross charge-offs of mortgage loans by origination year and portfolio segment for the year ended December 31, 2025 was as follows:

Portfolio Segment	2025	2024	2023	2022	2021	Prior	Total
	(In millions)
Commercial	$—	$—	$—	$—	$—	$167	$167
Agricultural	—	—	—	—	—	7	7
Residential	—	—	—	1	—	2	3
Total	$—	$—	$—	$1	$—	$176	$177
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. In its evaluation, the Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for such loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or maturity extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded. All loans modified to borrowers experiencing financial difficulties are evaluated individually for credit loss as collateral dependent loans.
These mortgage loan modifications are summarized as follows:

	Year Ended December 31, 2025
	Amortized Cost			Affected Loans (in Years)
Portfolio Segment	Maturity Extension	Payment Delay	Total	Weighted Average Life Increase	Average Years Payment Deferral	% of Book Value
	(Dollars in millions)
Commercial	$861	$—	$861	4 Years	—	3.0%
Agricultural	—	126	126	—	2 years	<1%
Total	$861	$126	$987
MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	Year Ended December 31, 2024
	Amortized Cost			Affected Loans (in Years)
Portfolio Segment	Maturity Extension (1)	Payment Delay	Total	Weighted Average Life Increase	% of Book Value
	(Dollars in millions)
Commercial	$555	$—	$555	3 years	1.6%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $189 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
For the years ended December 31, 2025 and 2024, all commercial mortgage loans modified to borrowers experiencing financial difficulties and still outstanding were current. For the year ended December 31, 2024, commercial mortgage loans with an amortized cost of $171 million, which were previously extended, became delinquent and foreclosed within 12 months of modification.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2025:

Credit Quality Indicator	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,499	$2,019	$1,226	$982	$1,309	$7,977	$1,578	$16,590	56.2%
65% to 75%	246	320	458	1,431	815	1,530	—	4,800	16.2
76% to 80%	33	—	52	202	118	1,021	—	1,426	4.8
Greater than 80%	152	174	64	484	976	4,880	—	6,730	22.8
Total	$1,930	$2,513	$1,800	$3,099	$3,218	$15,408	$1,578	$29,546	100.0%
DSCR:
> 1.20x	$1,517	$2,228	$1,200	$2,521	$2,791	$12,550	$1,578	$24,385	82.5%
1.00x - 1.20x	276	—	406	114	298	1,774	—	2,868	9.7
<1.00x	137	285	194	464	129	1,084	—	2,293	7.8
Total	$1,930	$2,513	$1,800	$3,099	$3,218	$15,408	$1,578	$29,546	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2025:

Credit Quality Indicator	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$944	$517	$770	$1,586	$1,294	$7,454	$1,308	$13,873	91.2%
65% to 75%	42	32	73	186	168	546	73	1,120	7.4
76% to 80%	—	—	—	22	29	3	4	58	0.4
Greater than 80%	—	—	—	89	—	49	14	152	1.0
Total	$986	$549	$843	$1,883	$1,491	$8,052	$1,399	$15,203	100.0%
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2025:

Credit Quality Indicator	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$1,376	$1,381	$258	$1,585	$1,088	$5,762	$—	$11,450	96.9%
Nonperforming (1)	6	42	18	67	16	216	—	365	3.1
Total	$1,382	$1,423	$276	$1,652	$1,104	$5,978	$—	$11,815	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $143 million and $111 million at December 31, 2025 and 2024, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% of all mortgage loans classified as performing at both December 31, 2025 and 2024. The Company defines delinquency in a manner consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(In millions)
Commercial	$339	$378	$—	$—	$945	$578
Agricultural	172	243	43	171	165	82
Residential	365	337	—	—	365	337
Total	$876	$958	$43	$171	$1,475	$997
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2025	2024	2025	2024	2023
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,331	$1,640	$167	$157	$171
Other real estate	553	538	350	280	287
REJV	6,914	6,724	52	(100)	(75)
Total real estate and REJV	$8,798	$8,902	$569	$337	$383
Depreciation expense on real estate investments was $89 million, $95 million and $81 million for the years ended December 31, 2025, 2024 and 2023, respectively. Real estate investments were net of accumulated depreciation of $783 million and $734 million at December 31, 2025 and 2024, respectively.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2025	2024	2025	2024	2023
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$806	$907	$109	$102	$114
Apartment	231	316	23	23	23
Retail	159	278	24	21	23
Industrial	111	114	10	11	11
Land	24	25	1	—	—
Total leased real estate investments	$1,331	$1,640	$167	$157	$171
Future contractual receipts under operating leases at December 31, 2025 were $119 million in 2026, $122 million in 2027, $116 million in 2028, $98 million in 2029, $80 million in 2030, $226 million thereafter and, in total, were $761 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit, Held in Trust and Pledged as Collateral”), an operating joint venture (see Note 1) and COLI (see Note 1).
Tax Equity Investments
The Company invests in certain tax equity investments, including low income housing tax credit partnerships and renewable energy partnerships. The carrying value of tax equity investments, reported in other invested assets on the consolidated balance sheets, was $676 million and $714 million at December 31, 2025 and 2024, respectively. For the years ended December 31, 2025 and 2024, income tax credits and other income tax benefits of $130 million and $149 million, respectively, and amortized expense of $117 million and $134 million, respectively, were recognized net as a component of income tax expense in the Company’s consolidated statement of operations.
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by asset type.

	December 31,
	2025			2024
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Asset Type
	(In millions)
FVO securities (2)	$218	$648	$866	$296	$576	$872

Equity securities
Common stock (3)	$170	$25	$195	$139	$9	$148
Non-redeemable preferred stock	37	7	44	22	2	24
Total equity securities	$207	$32	$239	$161	$11	$172
__________________
(1)    Represents cumulative changes in estimated fair value, recognized in earnings.
(2)    Includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.
(3)    Includes common stock and certain mutual funds.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $5.0 billion and $4.9 billion, at estimated fair value, at December 31, 2025 and 2024, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at estimated fair value, at both December 31, 2025 and 2024.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
Transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2025			2024
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$6,840	$7,043	$6,979	$6,038	$6,202	$6,098
Repurchase agreements	$3,002	$2,975	$2,948	$3,019	$2,975	$2,925
__________________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2025 and within fixed maturity securities AFS at December 31, 2024. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge these securities.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2025					2024
	Remaining Maturities					Remaining Maturities
Cash collateral liability by security type:	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Securities lending:
U.S. government and agency	$971	$2,445	$3,627	$—	$7,043	$1,767	$3,023	$1,412	$—	$6,202
Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$2,975	$—	$—	$2,975
________________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreement reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit, Held in Trust and Pledged as Collateral
Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2025	2024
	(In millions)
Invested assets on deposit (regulatory deposits)	$106	$102
Invested assets held in trust (external reinsurance agreements)	285	—
Invested assets pledged as collateral (1)	21,380	21,252
Total invested assets on deposit and pledged as collateral	$21,771	$21,354
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $628 million at redemption value, at both December 31, 2025 and 2024.
At December 31, 2025, the Company maintained invested assets and cash and cash equivalents that are subject to ceded reinsurance arrangements with third parties of $8.2 billion, which included cash and cash equivalents of $1.0 billion.
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $14.3 billion at December 31, 2025, comprised primarily of OLPI, REJV and real estate funds, tax equity and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $2.6 billion of unfunded commitments at December 31, 2025.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2025 and 2024.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $1.0 trillion and $936.6 billion at December 31, 2025 and 2024, respectively. Aggregate total liabilities of these entities totaled $111.4 billion and $114.8 billion at December 31, 2025 and 2024, respectively. Aggregate net income (loss) of these entities totaled $77.1 billion, $47.2 billion and $24.7 billion for the years ended December 31, 2025, 2024 and 2023, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. Legal entities are determined to be VIEs if (1) the equity investors lack (i) the ability to control the entity, (ii) the obligation to absorb losses or (iii) the right to receive returns of the entity, or (2) the entity lacks sufficient equity to finance its activities without subordinated financial support.
For VIEs, the Company determines whether it is the primary beneficiary, which involves an evaluation of the purpose and design of the entity and, whether based on the design of the entity, the Company has both (1) the power to direct the activities of the entity which most significantly affect the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits that are potentially significant to the VIE. Significant judgment is required in the primary beneficiary determination, which includes an evaluation of the substance of contractual arrangements and voting agreements, the rights of other investors in an entity and potential financial results of the entity.
The Company continuously assesses if facts or circumstances indicate that a potential change in the primary beneficiary has occurred. This could include new contractual arrangements of an entity or changes in the investors of an entity. As a result of changes in circumstances, the Company may consolidate or deconsolidate a VIE.
Consolidated VIEs
The Company is the primary beneficiary of certain investment funds and partnership entities in which the Company has invested. The assets of these VIEs may only be used to satisfy the liabilities of such VIEs. The Company is not required to provide, and has not provided, material financial support, other than its investment in these VIEs.
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
The table below reflects the carrying amount and balance sheet classification in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the respective VIEs.

	December 31,
	2025	2024
Description	Consolidated VIEs
	(In millions)
Mortgage loans	$180	$198
Real estate and REJVs	2,435	2,000
Renewable energy partnership (primarily other invested assets)	45	49
Other invested assets	—	63
Cash and cash equivalents	8	20
Other	6	6
Total assets of consolidated VIEs	$2,674	$2,336
Other liabilities	$9	$4
Total liabilities of consolidated VIEs	$9	$4
Unconsolidated VIEs
The Company has determined that it is not the primary beneficiary of certain VIEs because the Company does not have both (1) the power to direct the activities of the entity which most significantly affect the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits that are potentially significant to the VIE.
The Company invests in structured products issued by securitization entities that are VIEs which typically do not have substantial equity. Its investments in these structured products are fixed maturity securities investments and include mortgage-backed securities, and ABS & CLOs. The Company’s exposure to losses of these entities is limited to the amount of its investment. See “— Fixed Maturity Securities AFS” for details regarding amounts and classification of these assets.
The Company also invests in or provides loans to other legal entities that are VIEs. These primarily include hedge funds, private equity funds and similar entities that are classified within OLPIs, REJVs, other invested assets, fixed maturity securities and mortgage loans. The Company’s maximum exposure to loss for these VIEs is limited to the carrying value of the equity investment plus any unfunded capital commitments. The carrying value of these investments was $12.0 billion and $10.1 billion at December 31, 2025 and 2024, respectively, and the Company’s unfunded commitments were $2.3 billion and $2.2 billion at December 31, 2025 and 2024, respectively.
The Company did not provide financial or other support that it was not contractually obligated to provide to entities designated as VIEs for the years ended December 31, 2025 or 2024.
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2025	2024	2023
	(In millions)
Fixed maturity securities AFS	$7,670	$7,477	$7,492
Mortgage loans	2,995	3,264	3,302
Policy loans	289	290	294
Real estate and REJV	569	337	383
OLPI	546	441	191
Cash, cash equivalents and short-term investments	326	380	382
FVO securities	141	159	147
Operating joint venture	111	145	18
Equity securities	7	19	7
Other	305	432	297
Subtotal investment income	12,959	12,944	12,513
Less: Investment expenses	1,348	1,309	1,307
Net investment income	$11,611	$11,635	$11,206

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net realized gains (losses) from sales and disposals	$—	$(15)	$—
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	78	233	216
Net realized and unrealized gains (losses) recognized in net investment income	$78	$218	$216

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in net investment income:	$138	$171	$140

Equity method investments net investment income (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$786	$548	$51
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2025	2024	2023
	(In millions)
Fixed maturity securities AFS (1)	$(471)	$(514)	$(1,284)
Equity securities	(5)	(15)	5
Mortgage loans (1)	(419)	(180)	(174)
Real estate and REJV (excluding changes in estimated fair value)	(10)	229	102
OLPI (excluding changes in estimated fair value) (2)	25	(43)	9
Other gains (losses)	(32)	26	18
Subtotal	(912)	(497)	(1,324)
Change in estimated fair value of OLPI and REJV	(1)	3	(6)
Non-investment portfolio gains (losses)	(79)	44	(45)
Subtotal	(80)	47	(51)
Net investment gains (losses)	$(992)	$(450)	$(1,375)

Transaction Type
Realized gains (losses) on investments sold or disposed (1), (2)	$(301)	$(288)	$(193)
Impairment (losses) (1)	(160)	(65)	(994)
Recognized gains (losses):
Change in ACL recognized in earnings	(473)	(105)	(144)
Unrealized net gains (losses) recognized in earnings	21	(36)	1
Total recognized gains (losses)	(452)	(141)	(143)
Non-investment portfolio gains (losses)	(79)	44	(45)
Net investment gains (losses)	$(992)	$(450)	$(1,375)

Net Investment Gains (Losses) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in net investment gains (losses)	$(3)	$(35)	$7

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$(20)	$3	$(10)
Gains (losses) on leveraged leases and renewable energy partnerships	$9	$15	$26

Foreign currency gains (losses)	$(70)	$33	$(61)

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments
Recognized in net investment gains (losses)	$(301)	$(288)	$(193)
Recognized in net investment income	—	(15)	—
Net realized investment gains (losses) from sales and disposals of investments	$(301)	$(303)	$(193)
___________________
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments (calculated at lower of amortized cost or estimated fair value), and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
(2)Includes a net loss of $1 million and $38 million for the year ended December 31, 2025 and 2024, respectively, for private equity investments sold. For the year ended December 31, 2025 and 2024, the Company sold $36 million and $638 million, respectively, in portfolios of investments to a fund for proceeds of $35 million and $600 million, respectively, in cash and receivables secured by the value of the fund. An affiliate has entered into an agreement to serve as the asset manager of the fund for which it receives a management fee.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2025	2024	2023
	(In millions)
Proceeds	$14,551	$14,303	$19,803
Gross investment gains	$142	$180	$354
Gross investment (losses)	(526)	(650)	(655)
Realized gains (losses) on sales and disposals	(384)	(470)	(301)
Net credit loss (provision) release (change in ACL recognized in earnings)	(82)	20	(18)
Impairment (losses)	(5)	(64)	(965)
Net credit loss (provision) release and impairment (losses)	(87)	(44)	(983)
Net investment gains (losses)	$(471)	$(514)	$(1,284)

Equity Securities
Realized gains (losses) on sales and disposals	$(26)	$24	$(2)
Unrealized net gains (losses) recognized in earnings	21	(39)	7
Net investment gains (losses)	$(5)	$(15)	$5
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and REJV to and from affiliates. Invested assets transferred to and from affiliates were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$280	$386	$718
Amortized cost of invested assets transferred to affiliates	$189	$403	$756
Net investment gains (losses) recognized on transfers	$91	$(16)	$(38)
Estimated fair value of invested assets transferred from affiliates	$283	$102	$1,178
Estimated fair value of derivative liabilities transferred from affiliates	$—	$—	$—
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)
Recurring related party investments were as follows at:

		December 31,
		2025	2024
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,016	$1,014
Affiliated investments (2)	Metropolitan General Insurance Company	152	152
Affiliated funds withheld (3)	MTL	2,476	2,604
Other invested assets		$3,644	$3,770
________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion of 2.16% affiliated senior unsecured notes due July 2030.
(2)In December 2024, MLIC exchanged its investment in the affiliated preferred stock of Metropolitan General Insurance Company for an investment in the affiliate’s unsecured note which matures December 2034 and bears interest, payable semi-annually, at a rate per annum of 6.47%. At December 31, 2023, the affiliated preferred stock had a dividend yield of 7.50% that was cumulative and payable annually in arrears, and the shares were redeemable, at the affiliate's option, after December 15, 2028. These affiliated investments earned investment income of $10 million, $12 million and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.
(3)Represents affiliated fund withheld, reported in other invested assets, related to an agreement the Company, through its wholly-owned subsidiary, entered into to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL.
The Company paid asset management fees to an affiliate of $427 million, $306 million and $301 million for the years ended December 31, 2025, 2024 and 2023, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJVs, affiliated mortgage loans and affiliated investment funds.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and (iv) minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2025			2024
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,446	$923	$667	$4,801	$1,018	$630
Foreign currency swaps	Foreign currency exchange rate	959	33	8	1,450	32	67
Subtotal		5,405	956	675	6,251	1,050	697
Cash flow hedges:
Interest rate swaps	Interest rate	3,337	—	249	3,788	—	329
Foreign currency swaps	Foreign currency exchange rate	34,771	2,276	896	32,634	2,305	1,018
Subtotal		38,108	2,276	1,145	36,422	2,305	1,347
Total qualifying hedges		43,513	3,232	1,820	42,673	3,355	2,044
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	13,092	1,403	614	15,405	1,400	742
Interest rate floors	Interest rate	5,390	30	—	5,519	34	—
Interest rate caps	Interest rate	12,950	46	—	15,700	128	—
Interest rate futures	Interest rate	90	—	—	93	—	—
Interest rate options	Interest rate	20,368	99	85	30,209	201	122
Synthetic GICs	Interest rate	3,156	—	—	6,042	—	—
Foreign currency swaps	Foreign currency exchange rate	3,770	240	106	4,170	496	2
Foreign currency forwards	Foreign currency exchange rate	2,859	5	18	1,288	22	8
Credit default swaps — purchased	Credit	685	2	5	729	13	1
Credit default swaps — written	Credit	6,619	101	1	9,519	152	5
Equity futures	Equity market	393	3	—	720	3	—
Equity index options	Equity market	15,032	220	232	11,336	166	198
Equity variance swaps	Equity market	5	—	—	—	—	—
Equity total return swaps	Equity market	2,413	7	34	1,799	42	9
Total non-designated or nonqualifying derivatives		86,822	2,156	1,095	102,529	2,657	1,087
Total		$130,335	$5,388	$2,915	$145,202	$6,012	$3,131
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at either December 31, 2025 or 2024. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules, (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship, (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income, and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2025
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(1)	$—	N/A	$41	$39	N/A
Hedged items	1	—	N/A	(60)	(38)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(26)	—	N/A	—	125	N/A
Hedged items	24	—	N/A	—	(126)	N/A
Subtotal	(2)	—	N/A	(19)	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(39)
Amount of gains (losses) reclassified from AOCI into income	31	(20)	—	—	—	(11)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	145
Amount of gains (losses) reclassified from AOCI into income	4	1,451	—	—	—	(1,455)
Foreign currency transaction gains (losses) on hedged items	—	(1,457)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	35	(25)	—	—	—	(1,361)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(175)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(423)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(18)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	17	N/A	N/A	N/A
Equity derivatives (1)	(40)	N/A	(581)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	160	N/A	N/A	N/A
Subtotal	(40)	N/A	(1,020)	N/A	N/A	N/A
Earned income on derivatives	155	—	212	8	(146)	—
Synthetic GICs	N/A	N/A	7	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(340)	N/A	N/A	N/A
Total	$148	$(25)	$(1,141)	$(11)	$(146)	$(1,361)
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(176)	$(47)	N/A
Hedged items	—	—	N/A	150	42	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	2	—	N/A	—	(90)	N/A
Hedged items	(1)	—	N/A	—	90	N/A
Subtotal	1	—	N/A	(26)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(293)
Amount of gains (losses) reclassified from AOCI into income	33	3	—	—	—	(36)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	95
Amount of gains (losses) reclassified from AOCI into income	4	(560)	—	—	—	556
Foreign currency transaction gains (losses) on hedged items	—	569	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	37	13	—	—	—	321
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(510)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	171	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	9	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	29	N/A	N/A	N/A
Equity derivatives (1)	(56)	N/A	(520)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(113)	N/A	N/A	N/A
Subtotal	(56)	N/A	(934)	N/A	N/A	N/A
Earned income on derivatives	189	—	411	(11)	(175)	—
Synthetic GICs	N/A	N/A	10	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	407	N/A	N/A	N/A
Total	$171	$13	$(106)	$(37)	$(180)	$321
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
__________________
(1)Excludes earned income on derivatives.
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	(In millions)
Fixed maturity securities AFS	$120	$115	$—	$—
Mortgage loans	$—	$98	$—	$(1)
FPBs	$(2,509)	$(2,583)	$319	$359
PABs	$(2,498)	$(2,122)	$(35)	$187
__________________
(1)Includes ($73) million and ($91) million of hedging adjustments on discontinued hedging relationships at December 31, 2025 and 2024, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities, (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities, (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments, and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $26 million, $12 million and $23 million for the years ended December 31, 2025, 2024 and 2023, respectively.
At December 31, 2025 and 2024, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed three years and four years, respectively.
At December 31, 2025 and 2024, the balance in AOCI associated with cash flow hedges was ($147) million and $1.2 billion, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2025, the Company expected to reclassify $240 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2025			2024
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Credit default swaps referencing indices	$45	$3,777	1.4	$72	$4,126	2.2
Subtotal	45	3,777	1.4	72	4,126	2.2
Baa
Single name credit default swaps (3)	—	15	2.5	—	55	1.3
Credit default swaps referencing indices	49	2,714	4.9	68	5,209	4.1
Subtotal	49	2,729	4.9	68	5,264	4.1
Ba
Credit default swaps referencing indices	1	24	1.0	2	25	2.0
Subtotal	1	24	1.0	2	25	2.0
B
Credit default swaps referencing indices	6	74	3.0	6	89	3.5
Subtotal	6	74	3.0	6	89	3.5
Caa
Credit default swaps referencing indices	(1)	15	1.0	(1)	15	2.0
Subtotal	(1)	15	1.0	(1)	15	2.0
Total	$100	$6,619	2.8	$147	$9,519	3.3
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2025		2024
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$5,406	$2,897	$6,033	$3,132
OTC-cleared (1)	66	11	85	5
Exchange-traded	3	—	3	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	5,475	2,908	6,121	3,137
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,006)	(2,006)	(2,531)	(2,531)
OTC-cleared	(5)	(5)	(4)	(4)
Cash collateral: (3), (4)
OTC-bilateral	(1,620)	—	(2,000)	—
OTC-cleared	(56)	—	(78)	—
Securities collateral: (5)
OTC-bilateral	(1,772)	(890)	(1,487)	(601)
OTC-cleared	—	(5)	—	(1)
Exchange-traded	—	—	—	—
Net amount after application of master netting agreements and collateral	$16	$2	$21	$—
__________________
(1)At December 31, 2025 and 2024, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $87 million and $109 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($7) million and $6 million, respectively.
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2025 and 2024, the Company received excess cash collateral of $4 million and $16 million, respectively, and provided excess cash collateral of $3 million and $4 million, respectively, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2025, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2025 and 2024, the Company received excess securities collateral with an estimated fair value of $336 million and $355 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2025 and 2024, the Company provided excess securities collateral with an estimated fair value of $798 million and $824 million, respectively, for its OTC-bilateral derivatives, $465 million and $423 million, respectively, for its OTC-cleared derivatives, and $93 million and $36 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require the counterparty (or its guarantor, if applicable) to maintain specified minimum credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if the credit rating of the counterparty (or its guarantor, if applicable) were to fall below the applicable minimum rating, that counterparty would be in violation of these provisions, and the Company could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives. A significant portion of the Company’s netting agreements for derivatives grant similar rights to the counterparty to terminate the transactions and demand immediate settlement and payment if the Company’s financial strength rating were to fall below specified minimum levels above investment grade.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31, 2025			December 31, 2024
	Derivatives Subject to Financial Strength- Contingent Provisions	Derivatives Not Subject to Financial Strength- Contingent Provisions	Total	Derivatives subject to Financial Strength- contingent provisions	Derivatives Not Subject to Financial Strength- Contingent Provisions	Total
	(In millions)
Estimated fair value of derivatives in a net liability position	$881	$10	$891	$580	21	$601
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$1,279	10	$1,289	$962	23	$985
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2025	2024
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$22	$181
Funds withheld on affiliated assumed reinsurance	Other invested assets	31	(13)
Total		$53	$168
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$53	$—
Funds withheld on affiliated ceded reinsurance	Other liabilities	(281)	(461)
Fixed annuities with equity indexed returns	PABs	67	172
Funds withheld on unaffiliated ceded reinsurance	Other liabilities	(5)	—
Total		$(166)	$(289)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2025
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$43,351	$7,251	$50,602
RMBS	—	26,031	1,208	27,239
U.S. government and agency	14,337	12,364	—	26,701
Foreign corporate	—	17,148	9,323	26,471
ABS & CLO	—	13,822	729	14,551
Municipals	—	5,588	1	5,589
CMBS	—	4,998	115	5,113
Foreign government	—	3,051	15	3,066
Total fixed maturity securities AFS	14,337	126,353	18,642	159,332
Short-term investments	1,763	424	34	2,221
Other investments	13	12	1,459	1,484
Derivative assets: (1)
Interest rate	—	2,501	—	2,501
Foreign currency exchange rate	—	2,554	—	2,554
Credit	—	103	—	103
Equity market	3	227	—	230
Total derivative assets	3	5,385	—	5,388
Embedded derivatives within asset host contracts (2)	—	—	53	53
MRBs	—	—	257	257
Reinsured MRBs (3)	—	—	285	285
Separate account assets (4)	11,694	60,951	866	73,511
Total assets (5)	$27,810	$193,125	$21,596	$242,531
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,615	$—	$1,615
Foreign currency exchange rate	—	1,028	—	1,028
Credit	—	6	—	6
Equity market	—	265	1	266
Total derivative liabilities	—	2,914	1	2,915
Embedded derivatives within liability host contracts (2)	—	—	(166)	(166)
MRBs	—	—	2,201	2,201
Total liabilities	$—	$2,914	$2,036	$4,950

MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$40,202	$6,926	$47,128
RMBS	—	20,000	1,213	21,213
U.S. government and agency	10,254	11,589	—	21,843
Foreign corporate	—	16,120	8,165	24,285
ABS & CLO	—	9,329	3,876	13,205
Municipals	—	4,924	7	4,931
CMBS	—	4,778	501	5,279
Foreign government	—	2,936	12	2,948
Total fixed maturity securities AFS	10,254	109,878	20,700	140,832
Short-term investments	2,350	40	1	2,391
Other investments	46	67	1,371	1,484
Derivative assets: (1)
Interest rate	—	2,781	—	2,781
Foreign currency exchange rate	—	2,855	—	2,855
Credit	—	165	—	165
Equity market	3	205	3	211
Total derivative assets	3	6,006	3	6,012
Embedded derivatives within asset host contracts (2)	—	—	168	168
MRBs	—	—	246	246
Reinsured MRBs (3)	—	—	—	—
Separate account assets (4)	13,688	64,655	859	79,202
Total assets (5)	$26,341	$180,646	$23,348	$230,335
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,823	$—	$1,823
Foreign currency exchange rate	—	1,095	—	1,095
Credit	—	6	—	6
Equity market	—	207	—	207
Total derivative liabilities	—	3,131	—	3,131
Embedded derivatives within liability host contracts (2)	—	—	(289)	(289)
MRBs	—	—	2,339	2,339
Total liabilities	$—	$3,131	$2,050	$5,181
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
(3)Reinsured MRBs are presented within premiums, reinsurance and other receivables on the consolidated balance sheets.
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.
(5)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. The estimated fair value of such investments was $38 million and $46 million at December 31, 2025 and 2024, respectively.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings, issuance structures and those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		• N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Input:
• NAV
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by the counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	N/A	•	N/A	•	N/A	•	dividend yield curves (2)
							•	equity volatility (1), (2)
							•	correlation between model inputs (1)

__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk related to certain affiliated and unaffiliated reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of embedded derivatives within funds withheld related to certain assumed affiliated reinsurance and certain ceded affiliated and unaffiliated reinsurance, as well as experience refund provisions related to certain assumed affiliated reinsurance, is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the related reinsurance liabilities. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
MRBs
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2025				December 31, 2024				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	32	-	127	96	49	-	126	94	Increase
	•	Market pricing	•	Quoted prices (4)	—	-	100	89	13	-	100	94	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	33	-	114	96	—	-	128	95	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	23	-	142	100	44	-	113	98	Increase (5)
MRBs and Reinsured MRBs
Direct, assumed and ceded guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.13%	0.05%	(6)
				Ages 41 - 60	0.05%	-	0.68%	0.22%	0.05%	-	0.68%	0.22%	(6)
				Ages 61 - 115	0.35%	-	100%	1.23%	0.35%	-	100%	1.14%	(6)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	13.37%	0.80%	-	20.10%	12.86%	Decrease (7)
				Durations 11 - 20	3.30%	-	10.55%	8.17%	3.10%	-	10.10%	6.05%	Decrease (7)
				Durations 21 - 116	1.20%	-	10.55%	7.48%	1%	-	10.10%	8.20%	Decrease (7)
			•	Utilization rates	0.20%	-	16.25%	0.54%	0.20%	-	16.25%	0.79%	Increase (8)
			•	Withdrawal rates	0%	-	7.75%	4.92%	0%	-	7.75%	4.77%	(9)
			•	Long-term equity volatilities	16.87%	-	22.49%	18.96%	16.63%	-	22.27%	18.77%	Increase (10)
			•	Nonperformance risk spread	0.33%	-	0.65%	0.58%	0.33%	-	0.66%	0.64%	Decrease (11)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on Company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(7)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(8)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(9)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(10)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(11)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain assumed affiliated reinsurance and certain ceded affiliated and unaffiliated reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), excluding MRBs (see Note 5):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2024	$17,115	$3,196	$14	$15
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(129)	25	(1)	—
Total realized/unrealized gains (losses) included in AOCI	(526)	174	(2)	—
Purchases (3)	3,253	1,751	2	1
Sales (3)	(1,717)	(1,679)	(1)	(15)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	150	2,257	—	—
Transfers out of Level 3 (4)	(3,055)	(134)	—	—
Balance, December 31, 2024	15,091	5,590	12	1
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(112)	10	—	(14)
Total realized/unrealized gains (losses) included in AOCI	873	45	4	4
Purchases (3)	2,676	1,106	1	44
Sales (3)	(1,964)	(1,222)	(1)	(1)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	189	44	—	—
Transfers out of Level 3 (4)	(179)	(3,521)	(1)	—
Balance, December 31, 2025	$16,574	$2,052	$15	$34
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$2	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$(93)	$30	$(1)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2025: (5)	$(76)	$9	$—	$(14)
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$(3)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(539)	$140	$(2)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2025: (5)	$813	$37	$4	$4
Gains (Losses) Data for the year ended December 31, 2023
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(46)	$(2)	$2	$—
Total realized/unrealized gains (losses) included in AOCI	$881	$44	$(3)	$1
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2024	$1,317	$(160)	$52	$968
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	160	(10)	407	(27)
Total realized/unrealized gains (losses) included in AOCI	—	(31)	—	—
Purchases (3)	38	—	—	132
Sales (3)	(197)	—	—	(201)
Issuances (3)	—	—	—	—
Settlements (3)	—	211	(2)	—
Transfers into Level 3 (4)	53	—	—	—
Transfers out of Level 3 (4)	—	(7)	—	(13)
Balance, December 31, 2024	1,371	3	457	859
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	147	(4)	(344)	(9)
Total realized/unrealized gains (losses) included in AOCI	—	—	—	—
Purchases (3)	101	—	—	73
Sales (3)	(181)	—	—	(56)
Issuances (3)	—	—	(51)	—
Settlements (3)	—	—	157	—
Transfers into Level 3 (4)	21	—	—	4
Transfers out of Level 3 (4)	—	—	—	(5)
Balance, December 31, 2025	$1,459	$(1)	$219	$866
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$141	$(3)	$407	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2025: (5)	$122	$(4)	$(343)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$(5)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2025: (5)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2023
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$147	$(24)	$(366)	$(27)
Total realized/unrealized gains (losses) included in AOCI	$—	$(5)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2025	2024
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$730	$499

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Net investment gains (losses):
Mortgage loans (1)	$(347)	$(117)	$(162)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income and payables for collateral under securities loaned and other transactions, which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2025
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$55,870	$—	$—	$54,507	$54,507
Policy loans	$5,596	$—	$—	$5,879	$5,879
Other invested assets	$1,808	$—	$1,792	$—	$1,792
Premiums, reinsurance and other receivables	$13,925	$—	$354	$13,304	$13,658
Liabilities
PABs	$88,074	$—	$—	$87,444	$87,444
Long-term debt	$1,043	$—	$1,146	$—	$1,146
Other liabilities	$12,004	$—	$335	$11,083	$11,418
Separate account liabilities	$21,835	$—	$21,835	$—	$21,835

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$60,025	$—	$—	$56,824	$56,824
Policy loans	$5,601	$—	$—	$5,863	$5,863
Other invested assets	$2,117	$—	$1,734	$409	$2,143
Premiums, reinsurance and other receivables	$13,390	$—	$345	$13,212	$13,557
Liabilities
PABs	$86,061	$—	$—	$83,986	$83,986
Long-term debt	$1,552	$—	$1,632	$—	$1,632
Other liabilities	$11,160	$—	$259	$10,862	$11,121
Separate account liabilities	$25,873	$—	$25,873	$—	$25,873

MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to five years.
ROU Assets and Lease Liabilities
ROU assets and lease liabilities for operating leases were:

	December 31, 2025	December 31, 2024
	(In millions)
ROU assets	$268	$340
Lease liabilities	$320	$408
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Operating lease cost	$87	$88	$104
Sublease income	$(79)	$(79)	$(87)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2025	December 31, 2024
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$103	$102
ROU assets obtained in exchange for new lease liabilities	$3	$—
Weighted-average remaining lease term	4 years	5 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2025
(In millions)
2026	$104
2027	94
2028	72
2029	38
2030	21
Thereafter	29
Total undiscounted cash flows	358
Less: interest	38
Present value of lease liability	$320
See Note 10 for information about the Company’s investments in leased real estate.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term Debt
Long-term debt outstanding was as follows:

							December 31,
							2025			2024
	Interest Rates (1)			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(6)	$694	$700	$(6)	$694
Surplus notes	7.80%	-	7.80%	2025			—	—	—	250	—	250
Other notes	4.96%	-	6.37%	2027	-	2028	350	(1)	349	610	(2)	608
Financing lease obligations							2	—	2	1	—	1
Total long-term debt							$1,052	$(7)	$1,045	$1,561	$(8)	$1,553
__________________
(1)Range of interest rates are for the year ended December 31, 2025.
The aggregate maturities of long-term debt at December 31, 2025 for the next five years and thereafter are $0 in 2026, $51 million in 2027, $299 million in 2028, $0 in 2029, $0 in 2030 and $695 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, Missouri Reinsurance, Inc. (“MoRe”), a wholly-owned subsidiary of the Company, borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In September 2025, MoRe fully redeemed these promissory notes in cash.
Interest Expense
Interest expense included in other expenses was $104 million, $122 million and $132 million for the years ended December 31, 2025, 2024 and 2023, respectively. These amounts include $61 million, $68 million and $65 million of interest expense related to affiliated debt for the years ended December 31, 2025, 2024 and 2023, respectively.
Credit Facility
At December 31, 2025, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million for each of the years ended December 31, 2025, 2024 and 2023, and were included in other expenses.
Information on the Credit Facility at December 31, 2025 was as follows:
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term Debt (continued)

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding	May 2028 (2)	$3,000	$12	$292	$—	$2,696
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2025 and is not responsible for any reimbursement obligations under such letters of credit.
(2)All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2025.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the NYDFS, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for Metropolitan Life Insurance Company were in excess of 340% and in excess of 360% at December 31, 2025 and 2024, respectively.
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s ancillary foreign insurance operations was $395 million and the aggregate actual regulatory capital and surplus of such operations was $1.3 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s ancillary foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.2 billion and $1.5 billion at December 31, 2025 and 2024, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.2 billion, $2.5 billion and $3.4 billion at December 31, 2025, 2024 and 2023, respectively. Statutory capital and surplus, including the aforementioned prescribed practices, was $8.6 billion and $9.8 billion at December 31, 2025 and 2024, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $2.3 billion and $3.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2025 and 2024, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $2.1 billion to MetLife, Inc. without prior regulatory approval by the end of 2026.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
AOCI
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	MRBs Instrument- Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2022	$(11,161)	$1,557	$1,529	$80	$(187)	$(138)	$(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	(6,495)	705	(807)	33	(143)	(165)	(6,872)
OCI before reclassifications	(3,545)	(198)	3,554	(80)	43	28	(198)
Deferred income tax benefit (expense)	909	42	(775)	17	(11)	(6)	176
AOCI before reclassifications, net of income tax	(9,131)	549	1,972	(30)	(111)	(143)	(6,894)
Amounts reclassified from AOCI	608	519	—	—	—	12	1,139
Deferred income tax benefit (expense)	(128)	(109)	—	—	—	(2)	(239)
Amounts reclassified from AOCI, net of income tax	480	410	—	—	—	10	900
Balance at December 31, 2024	(8,651)	959	1,972	(30)	(111)	(133)	(5,994)
Cumulative effects of change in accounting principles for equity method investee at January 1, 2025	70	—	(1,144)	—	—	—	(1,074)
OCI before reclassifications	3,969	106	(681)	(27)	42	(29)	3,380
Deferred income tax benefit (expense)	(940)	(22)	236	6	(7)	6	(721)
AOCI before reclassifications, net of income tax	(5,552)	1,043	383	(51)	(76)	(156)	(4,409)
Amounts reclassified from AOCI	412	(1,467)	—	—	—	8	(1,047)
Deferred income tax benefit (expense)	(86)	308	—	—	—	(2)	220
Amounts reclassified from AOCI, net of income tax	326	(1,159)	—	—	—	6	(827)
Balance at December 31, 2025	$(5,226)	$(116)	$383	$(51)	$(76)	$(150)	$(5,236)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2025	2024	2023
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(398)	$(557)	$(1,404)	Net investment gains (losses)
Unrealized investment gains (losses)	(3)	—	5	Net investment income
Unrealized investment gains (losses)	(11)	(51)	(22)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(412)	(608)	(1,421)
Income tax (expense) benefit	86	128	286
Unrealized investment gains (losses), net of income tax	(326)	(480)	(1,135)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	31	33	50	Net investment income
Interest rate derivatives	(20)	3	87	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	4	4	Net investment income
Foreign currency exchange rate derivatives	1,451	(560)	684	Net investment gains (losses)
Credit derivatives	1	1	1	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	1,467	(519)	826
Income tax (expense) benefit	(308)	109	(173)
Gains (losses) on cash flow hedges, net of income tax	1,159	(410)	653
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(10)	(14)	(12)
Amortization of prior service (costs) credit	2	2	2
Amortization of defined benefit plan items, before income tax	(8)	(12)	(10)
Income tax (expense) benefit	2	2	2
Amortization of defined benefit plan items, net of income tax	(6)	(10)	(8)
Total reclassifications, net of income tax	$827	$(900)	$(490)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Prepaid legal plans	$438	$438	$446
ASO contracts	290	267	250
Recordkeeping and administrative services (1)	139	149	148
Other revenue related to service contracts from customers	36	42	43
Total revenues related to service contracts from customers	903	896	887
Other (2)	819	879	786
Total other revenues	$1,722	$1,775	$1,673
__________________
(1)Related to products and businesses no longer actively marketed by the Company.
(2)Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Amortization of DAC and VOBA	$265	$279	$298
Interest expense on debt	104	122	132
General and administrative expenses (1)	2,601	2,535	2,799
Commissions and other variable expenses	1,969	2,181	2,098
Capitalization of DAC	(109)	(110)	(118)
Premium taxes, other taxes, and licenses & fees	376	451	377
Pension, postretirement and postemployment benefit costs	250	221	199
Total other expenses (2)	$5,456	$5,679	$5,785
__________________
(1)Includes ($140) million, ($117) million and ($116) million for the years ended December 31, 2025, 2024 and 2023, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
(2)See Notes 8 and 20 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA, including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.

MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. Effective January 1, 2023, nonqualified defined benefit pension plans were amended to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2025	2024
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$948	$988
Service costs	10	11
Interest costs	52	50
Net actuarial (gains) losses (1)	27	(25)
Benefits paid	(82)	(76)
Benefit obligations at December 31,	955	948
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	82	76
Benefits paid	(82)	(76)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(955)	$(948)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(955)	$(948)
Amount recognized	$(955)	$(948)
AOCI:
Net actuarial (gains) losses	$198	$181
Prior service costs (credit)	(1)	(3)
AOCI, before income tax	$197	$178
Accumulated benefit obligation	$934	$928
__________________
(1)For the years ended December 31, 2025 and 2024, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of $16 million and ($39) million, respectively, and plan experience of $11 million and $14 million, respectively.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2025	2024	2025	2024
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
PBO	$955	$948	$955	$948
ABO	$934	$928	$934	$928
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Net periodic benefit costs:
Service costs	$10	$11	$10
Interest costs	52	50	52
Amortization of net actuarial (gains) losses	10	14	12
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	70	73	72
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	27	(25)	43
Amortization of net actuarial gains (losses)	(10)	(14)	(12)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	19	(37)	33
Total recognized in net periodic benefit costs and OCI	$89	$36	$105
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2025
Weighted average discount rate	5.50%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2024
Weighted average discount rate	5.70%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2025
Weighted average discount rate	5.70%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2024
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.30%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan, and therefore benefit payments equal employer contributions. The Company expects to make benefit payments of $80 million in 2026.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2026	$76
2027	$76
2028	$81
2029	$102
2030	$76
2031-2035	$385

MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Current:
U.S. federal	$346	$723	$353
U.S. state and local	4	4	14
Non-U.S.	11	15	14
Subtotal	361	742	381
Deferred:
U.S. federal	(106)	34	(321)
Subtotal	(106)	34	(321)
Provision for income tax expense (benefit)	$255	$776	$60
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Income (loss):
U.S.	$1,701	$4,113	$1,176
Non-U.S.	113	148	19
Total	$1,814	$4,261	$1,195
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
The table below presents the reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported. See Note 1 for further information on the ASU recently adopted on a prospective basis by the Company.

	Year Ended December 31,
	2025
	Amount	% Income (Loss)
	(Dollars in millions)
Income (loss) before provision for income tax	$1,814
Tax provision at U.S. statutory rate	381	21.0%
U.S. state and local, net of U.S. federal (1)	3	0.2%
Foreign tax effects	3	0.2%
Tax credits	(25)	(1.4)%
Nontaxable or nondeductible items:
Tax-exempt income	(67)	(3.7)%
Other	(16)	(0.9)%
Changes in unrecognized tax benefits	(7)	(0.4)%
Other adjustments:
Equity method investments	(23)	(1.3)%
Other	6	0.3%
Provision for income tax expense (benefit) and effective tax rate	$255	14.1%
__________________
(1)State taxes in Illinois made up the majority (greater than 50%) of the tax effect in this category.

	Years Ended December 31,
	2024	2023
	(In millions)
Tax provision at U.S. statutory rate	$895	$251
Tax effect of:
Dividend received deduction	(18)	(17)
Tax-exempt income	(32)	(28)
Prior year tax	(4)	8
Low income housing tax credits	6	(116)
Other tax credits	(33)	(30)
Foreign tax rate differential	(27)	1
Other, net	(11)	(9)
Provision for income tax expense (benefit)	$776	$60
The Company paid income taxes, net of refunds, of $549 million during the year ended December 31, 2025. U.S. federal income taxes paid were $537 million, U.S. state income taxes paid were $1 million and foreign income taxes paid were $11 million.
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2025	2024
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,037	$616
Net operating loss carryforwards (1)	29	78
Employee benefits	523	463
Tax credit carryforwards (2)	33	—
Litigation-related and government mandated	94	90
Net unrealized investment losses	1,697	2,444
DAC	9	—
Other	132	192
Total gross deferred income tax assets	3,554	3,883
Less: Valuation allowance	29	78
Total net deferred income tax assets	3,525	3,805
Deferred income tax liabilities:
Investments, including derivatives	1,021	824
Intangibles	14	17
DAC	—	81
Total deferred income tax liabilities	1,035	922
Net deferred income tax asset (liability)	$2,490	$2,883
__________________
(1)The Company has recorded a deferred tax asset of $29 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2025. U.S. state net operating loss carryforwards will expire between 2027 and 2044, whereas other jurisdictions have an unlimited carryforward period.
(2)Tax credit carryforwards for the year ended December 31, 2025 reflect general business tax credits with an expiration period in 2045.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included ($142) million and $56 million at December 31, 2025 and 2024, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2025, related to a federal income tax audit of MetLife, Inc. and its subsidiaries for tax years 2017, 2018 and 2019, the Company and the IRS entered into agreements resulting in the resolution of most audit issues. Accordingly, the Company recorded a non-cash benefit to net income of $4 million recorded in provision for income tax expense (benefit).
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2025	2024	2023
	(In millions)
Balance at January 1,	$41	$39	$37
Additions for tax positions of prior years	4	—	—
Additions for tax positions of current year	2	2	2
Settlements with tax authorities	(25)	—	—
Balance at December 31,	$22	$41	$39
Unrecognized tax benefits that, if recognized, would impact the effective rate	$22	$41	$39
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lender, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2025. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2025, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2025	2024	2023
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,601	57,760	57,488
Number of new claims during the year	2,782	2,936	2,565
Settlement payments during the year (1)	$43.6	$47.4	$50.6
__________________
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $427 million at December 31, 2025. The recorded liability was $406 million at December 31, 2024.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. In December 2020, the Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and MLIC’s motion to dismiss and remanded the case. The Relator filed a Fourth Amended Complaint in January 2023. On October 13, 2024, the trial court denied the defendants’ motion to dismiss the complaint. The Company intends to defend the action vigorously.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
Assets and liabilities held for insolvency assessments are as follows:

	December 31,
	2025	2024
	(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$41	$45
Premium tax offset currently available for paid assessments	60	66
	$101	$111
Other Liabilities:
Insolvency assessments	$57	$61
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.0 billion and $1.5 billion at December 31, 2025 and 2024, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $4.5 billion and $4.0 billion at December 31, 2025 and 2024, respectively.
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $551 million, with a cumulative maximum of $651 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2025 and 2024, for indemnities and guarantees.
20. Related Party Transactions
The Company has entered into various service agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $3.0 billion for each of the years ended December 31, 2025, 2024 and 2023. Total revenues received from affiliates related to these agreements were $73 million, $52 million and $52 million for the years ended December 31, 2025, 2024 and 2023, respectively. The Company had net payables to affiliates, related to the items discussed above, of $72 million and $88 million at December 31, 2025 and 2024, respectively.
The Company has issued group annuity and stable value contracts to MetLife Group, Inc. (“MLG”), an affiliate, and COLI to a trust held by MLG, for the benefit of pension and other postretirement benefit plans, and active benefit plans, that are sponsored by MLG. These contracts and COLI are reported as separate account assets and liabilities. In addition, the Company has issued a group life insurance contract and group annuity contracts to MLG for pension and postretirement benefit plans sponsored by MLG, which are reported as PABs.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties
December 31, 2025
(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$29,811	$26,701	$26,701
Public utilities	5,178	5,016	5,016
Municipals	5,947	5,589	5,589
Foreign government	3,115	3,066	3,066
All other corporate bonds	75,144	71,885	71,885
Total bonds	119,195	112,257	112,257
Mortgage-backed, asset-backed and collateralized loan obligations securities	48,025	46,903	46,903
Redeemable preferred stock	164	172	172
Total fixed maturity securities AFS	167,384	159,332	159,332
Mortgage loans	56,571		55,870
Policy loans	5,596		5,596
Real estate and REJV (2)	8,543		8,543
Real estate acquired in satisfaction of debt	255		255
OLPI (2)	6,929		6,929
Short-term investments	2,267		2,221
Other invested assets (2) (3)	15,086		15,086
Total investments	$262,631		$253,832
__________________
(1)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for REJV and OLPI, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
(2)Includes equity method investments in related parties totaling $14.3 billion, reported across these asset classes. See Notes 1, 10, and 20 of the Notes to Consolidated Financial Statements for further information.
(3)Includes investments in related parties of $3.7 billion. See Notes 1, 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2025 and 2024
(In millions)

	Years Ended December 31,
	2025	2024 (1)
	(In millions)
DAC and VOBA	$2,865	$3,136
FPBs, Other Policy-Related Balances and Policyholder Dividend Obligation	$145,074	$134,957
PABs	$104,091	$102,140
MRB (Assets) Liabilities (2)	$1,944	$2,093
Policyholder Dividends Payable	$197	$231
Unearned Premiums (3), (4)	$437	$596
__________________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)MRB assets and liabilities are presented net.
(3)Amounts are included within the FPBs, other policy-related balances and policyholder dividend obligation row.
(4)Includes premiums received in advance.
MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2025, 2024 and 2023
(In millions)

	Years Ended December 31,
	2025	2024 (1)	2023 (1)
	(In millions)
Premiums and Universal Life and Investment-Type Product Policy Fees	$32,110	$29,061	$26,382
Net Investment Income	$11,611	$11,635	$11,206
Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to PABs	$35,944	$32,452	$29,602
MRB Remeasurement (Gains) Losses	$(319)	$(932)	$(703)
Amortization of DAC and VOBA Charged to Other Expenses	$265	$279	$298
Other Expenses (2)	$5,606	$5,855	$5,957
_____________
(1)See Note 2 for information on the Company’s reorganization to a single segment.
(2)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2025, 2024 and 2023
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2025
Life insurance in-force	$4,433,564	$140,069	$681,518	$4,975,013	13.7%
Insurance premium
Life insurance (2)	$23,443	$5,223	$1,398	$19,618	7.1%
Accident & health insurance	11,449	533	42	10,958	0.4%
Total insurance premium	$34,892	$5,756	$1,440	$30,576	4.7%
2024
Life insurance in-force	$4,388,485	$146,790	$702,733	$4,944,428	14.2%
Insurance premium
Life insurance (2)	$16,564	$652	$984	$16,896	5.8%
Accident & health insurance	11,114	494	45	10,665	0.4%
Total insurance premium	$27,678	$1,146	$1,029	$27,561	3.7%
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
______________
(1)  For the year ended December 31, 2025, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $11.5 billion and $222 million, respectively, and life insurance premiums of $429 million and $6 million, respectively. For the year ended December 31, 2024, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $232 million, respectively, and life insurance premiums of $401 million and $5 million, respectively. For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively.
(2)  Includes annuities with life contingencies.
MLIC - 128

Metropolitan Tower Life Insurance Company

Statutory Financial Statements as of and for the
Years Ended December 31, 2025 and 2024,
Statutory Supplemental Information and

Independent Auditor’s Report

Deloitte & Touche LLP 30 Rockefeller Plaza New York USA Tel: +1 212-436-2000 Fax: +1 212-436-5000

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of Metropolitan Tower Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Metropolitan Tower Life Insurance Company (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

MTL - 1

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory-basis financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.1

MTL - 2

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

MTL - 3

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data and the supplemental schedule of Reinsurance Contracts with Risk-Limiting Features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche llp

March 24, 2026

MTL - 4

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2025 and 2024

(In millions, except share data)

	2025	2024
ADMITTED ASSETS
Bonds	$24,629	$21,028
Preferred stocks	51	28
Common stocks - unaffiliated	73	76
Mortgage loans	6,760	6,423
Real estate	1	43
Cash, cash equivalents and short-term investments	1,394	1,770
Contract loans	1,163	1,223
Derivative assets	125	301
Other invested assets	2,132	1,922
Total cash and invested assets	36,328	32,814
Investment income due and accrued	278	232
Premiums and annuity considerations deferred and uncollected	409	416
Net deferred tax assets	110	126
Other assets	1,573	1,283
Total assets excluding separate accounts	38,698	34,871
Separate account assets	33,038	27,820
Total Admitted Assets	$71,736	$62,691

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Reserves for life and health insurance and annuity contracts	$14,175	$13,974
Liability for deposit-type contracts	14,844	12,542
Dividends due to policyholders	122	141
Interest maintenance reserve	198	248
Other policy liabilities	1,024	710
Asset valuation reserve	617	493
Derivative liabilities	139	8
Payable for collateral under securities loaned and other transactions	1,315	1,707
Funds held under reinsurance treaties	1,713	978
Other liabilities	2,309	1,877
Total liabilities excluding separate accounts	36,456	32,678
Separate account liabilities	33,038	27,766
Total Liabilities	69,494	60,444

CAPITAL AND SURPLUS
Capital stock (par value $2,000 per share, 4,000 shares authorized of which 1,000 shares are issued and outstanding)	3	3
Paid-in surplus	1,194	1,194
Unassigned surplus (deficit)	1,045	1,050
Total Capital and Surplus	2,242	2,247
Total Liabilities and Capital and Surplus	$71,736	$62,691

See accompanying notes to statutory financial statements

MTL - 5

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2025 and 2024

(In millions)

	2025	2024
INCOME
Premiums and annuity considerations	$(676)	$5,560
Considerations for supplementary contracts	(1)	28
Net investment income	1,579	1,390
Reserve adjustment on reinsurance ceded	8,844	2,058
Other income (loss)	1,044	796
TOTAL INCOME	10,790	9,832

BENEFITS AND EXPENSES
Benefit payments (other than dividends)	4,629	4,088
Changes to reserves, deposit-type funds and other policy liabilities	755	1,332
Insurance expenses and taxes (other than federal income and capital gains taxes)	365	352
Net transfers to (from) separate accounts	4,266	3,508
Total benefits and expenses before dividends to policyholders and federal income tax	10,015	9,280
Gain (loss) from operations before dividends to policyholders and federal income tax	775	552
Dividends to policyholders	104	125
Gain (loss) from operations before federal income tax	671	427
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	123	68
Gain (loss) from operations	548	359
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve	(20)	2
NET INCOME (LOSS)	528	361

CHANGES IN CAPITAL AND SURPLUS
Change in General Account net unrealized capital gains (losses)	(5)	(70)
Change in net deferred income tax	(77)	14
Change in nonadmitted assets	(37)	8
Change in asset valuation reserve	(124)	(42)
Change in surplus as a result of reinsurance	441	(5)
Dividends to stockholder	(760)	(373)
Change in surplus notes	—	(107)
Other - net	29	—
NET CHANGE IN CAPITAL AND SURPLUS	(5)	(214)
CAPITAL AND SURPLUS AT BEGINNING OF YEAR	2,247	2,461
CAPITAL AND SURPLUS AT END OF YEAR	$2,242	$2,247

See accompanying notes to statutory financial statements

MTL - 6

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

For the Years Ended December 31, 2025 and 2024

(In millions)

	2025	2024
CASH FROM OPERATIONS
Premiums and annuity considerations, net of reinsurance, received	$5,901	$6,398
Net investment income received	1,309	1,205
Other income (loss) received	1,115	776
Total receipts	8,325	8,379
Benefits paid (other than dividends)	4,651	5,062
Insurance expenses and taxes paid (other than federal income and capital gains taxes)	450	371
Net transfers to (from) separate accounts	1,893	1,739
Dividends paid to policyholders	123	128
Federal income tax paid (recovered) (net of tax on capital gains and losses)	226	86
Total payments	7,343	7,386
Net cash provided by (used in) operations	982	993
CASH FROM INVESTMENTS
Proceeds from invested assets sold, matured or repaid	7,043	4,570
Cost of invested assets acquired	(10,559)	(7,814)
Net change in contract loans	61	92
Net cash provided by (used in) investments	(3,455)	(3,152)
CASH FROM FINANCING AND OTHER SOURCES
Dividends to stockholder	(760)	(373)
Net change in deposit-type contracts	2,303	2,370
Surplus notes	—	(107)
Net change in payable for collateral under securities loaned and other transactions	393	119
Other-net	161	(5)
Net cash provided by (used in) financing and other sources	2,097	2,004
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(376)	(155)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR	1,770	1,925
END OF YEAR	$1,394	$1,770

See accompanying notes to statutory financial statements

MTL - 7

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

For the Years Ended December 31, 2025 and 2024

(In millions)

	2025	2024
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS:
Transfer of assets to separate accounts from affiliate(s)	$2,256	$—
Transfer of assets under reinsurance agreement	$690	$—
Transfer of assets to securities from a third party - bonds	$294	$297
Seed money transfer from separate accounts	$55	$—
Capitalized interest on bonds	$51	$30
RGA pass through expense - net investment income	$40	$40
RGA pass through expense - interest credited to reinsurer	$38	$39
Bond exchanges with affiliate(s)	$20	$26
Transfer of assets from / to separate accounts	$—	$55
Transfer of assets to separate accounts from a third party- bonds	$—	$1,513
Collateral loan received in exchange for private equity	$—	$67

MTL - 8

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 1 – Summary of Significant Accounting Policies

Throughout the following document, certain terms, abbreviations and acronyms are utilized and are defined below.

Listing of Defined Terms
ABS	Asset-backed securities
Act	The Investment Company Act of 1940
Annual Statement	Statutory Annual Statement blank filed annually with the NAIC and/or state insurance departments
ASU	Accounting Standard Update
AVR	Asset valuation reserve
BACV	Book Adjusted Carrying Value
A hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or
CF hedge	liability
CAMT	A 15-percent book minimum tax or Corporate Alternative Minimum Tax
CLO	Collateralized loan obligations
Code	Nebraska Insurance Law
COLI	Corporate-owned life insurance
Commissioner	Director of the Nebraska Department of Insurance
Company	Metropolitan Tower Life Insurance Company
Contributors	The Company and various affiliates
CARVM	Commissioners’ Annuity Reserve Valuation Method
CMBS	Commercial mortgage-backed securities
DCF	Discounted cash flow
Department	Nebraska Department of Insurance
Domiciliary State	State of Nebraska
Domiciliary State SAP	NAIC SAP as modified by the Department
DTAs	Deferred Tax Assets
DTLs	Deferred Tax Liabilities
EDP	Electronic data processing equipment
FV hedge	A hedge of the estimated fair value of a recognized asset or liability
Farmer Mac	Federal Agriculture Mortgage Corporation
FHLB	Federal Home Loan Bank of New York
FWH	Funds withheld
GAAP	Accounting principles generally accepted in the United States of America
ICO	Issuer Credit Obligations
IFRS	International Financial Reporting Standards
IMA	Investment Management Agreement
IMR	Interest Maintenance Reserve
INT	Interpretation
IRC	Internal Revenue Code of 1986, as amended
ISDA	International Swaps and Derivatives Associations, Inc.
IRS	Internal Revenue Service
LLC	Limited liability company
LOC	Letters of credit
MBS	Mortgage-Backed Securities
MODCO	Modified coinsurance
Moody’s	Moody’s Investors Service
MSA	Master Service Agreement
MSFA	Master Services and Facilities Agreement
NAIC	National Association of Insurance Commissioners
NAIC SAP	NAIC Statutory Accounting Principles

MTL - 9

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Listing of Defined Terms
NAV	Net asset value
OTTI	Other-than-temporary impairments
OTC	Over-the-counter
OTC-bilateral	OTC derivatives between two counterparties
OTC-cleared	OTC derivatives are cleared and settled through central clearing counterparties
PIK	Paid in kind
RBC	Risk-based capital
Residuals	Collectively referring to residual interests or residual security tranche
RMBS	Residential mortgage-backed securities
RSATs	Replication synthetic asset transactions
SCA	Subsidiary, controlled and affiliated
SSAP	Statement of Statutory Accounting Principles
S&P	Standard and Poor’s Global Ratings
SVO	Securities Valuation Office
TSA	Tax sharing agreement
U.K.	United Kingdom
U.S.	United States of America

Defined Entities
Brighthouse NY	Brighthouse Life Insurance Company of NY (formerly known as First MetLife Investors Insurance Company)
Chariot Re	Chariot Reinsurance, Ltd.
GALIC	General American Life Insurance Company
GWLAIC	Great West Life and Annuity Insurance Company
MACI	MetLife Assignment Company, Inc.
MCPP	MetLife Core Plus Partners, LLC
MCPPO	MCPP Owners, LLC
MetLife	MetLife, Inc.
MIM	MetLife Investment Management, LLC
MLIC	Metropolitan Life Insurance Company
MLIDC	MetLife Investors Distribution Company
MLG	MetLife Group, Inc.
MRH	MetLife Reinsurance Company of Hamilton, Ltd.
Missouri Re	Missouri Reinsurance, Inc.
MSS	MetLife Services and Solutions, LLC
MTL	Metropolitan Tower Life Insurance Company
Paragon	Paragon Life Insurance Company
SELIC	Security Equity Life Insurance Company

Listing of Defined SSAP’s
A-791	A-791, Life and Health Reinsurance Agreements
AG 43	Actuarial Guideline XLIII, CARVM For Variable Annuities
INT 23-01	INT 23-01, Net Negative (Disallowed) IMR
SSAP 1	SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures
SSAP 2	SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments
SSAP 5	SSAP No. 5, Liabilities, Contingencies and Impairments of Assets
SSAP 7	SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve
SSAP 21	SSAP No. 21, Other Admitted Assets
SSAP 26	SSAP No. 26, Bonds
SSAP 34	SSAP No. 34, Investment Income Due and Accrued
SSAP 43	SSAP No. 43, Asset-Backed Securities
SSAP 48	SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies
SSAP 61	SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance
SSAP 86	SSAP No. 86, Derivatives

MTL - 10

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Listing of Defined SSAP’s
SSAP 93	SSAP No. 93, Investments in Tax Credit Structures
SSAP 94	SSAP No. 94, State and Federal Tax Credits
SSAP 97	SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities
SSAP 101	SSAP No. 101, Income Taxes
VM-21	Section 21 of the Valuation Manual for Principle Based Reserves

Business

The Company is a wholly-owned subsidiary of MetLife, a Delaware corporation. The Company is domiciled in Nebraska and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is actively selling to institutional customers a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including U.K. longevity reinsurance and funded reinsurance and structured settlements and certain products to fund company-, bank-or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company no longer markets individual annuities, variable and universal life insurance, and traditional life insurance to individuals.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in their state prepare their statutory financial statements in accordance with the NAIC SAP as modified by the Department. NAIC SAP adjusted for those differences is referred to in these statutory financial statements as Domiciliary State SAP.

MTL - 11

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Reconciliations of the Company’s net income (loss) for the years ended December 31 and capital and surplus at December 31 between Domiciliary State SAP and NAIC SAP are shown below:

	SSAP	For the Years Ended December 31,
	Number	2025	2024
Net income (loss), NE SAP		$528	$361
State prescribed practices: NONE		—	—
State permitted practices:
Private Placement Variable Life Stable Value (1)	51,56	10	2
Reinsurance Capital Gains (Losses) Reclass (2)	61	29	—
Net income, NAIC SAP		$567	$363

		December 31,
		2025	2024
Statutory capital and surplus, NE SAP		$2,242	$2,247
State prescribed practices: NONE		—	—
State permitted practices:
Private Placement Variable Life Stable Value (1)	51,56	2	(8)
Statutory capital and surplus, NAIC SAP		$2,244	$2,239

(1)	For private placement variable life insurance stable value wrap reserves, under NAIC SAP, reserves are computed under the NAIC model standard valuation. For Domiciliary SAP, private placement variable life insurance stable value wrap reserves are computed in accordance with a permitted practice approved by the Department.

(2)	Under NAIC SAP, the ceding company’s reinsurance activities are presented within the Statement of Operations. For Domiciliary SAP, the reinsurance settlement activities related to unrealized capital gains and losses generated by investment activities are presented as a direct increase/decrease to surplus in accordance with a permitted practice approved by the Department.

The Company’s RBC would not have triggered a regulatory event without the use of the state prescribed practices referenced in the table above.

Domiciliary State SAP comprises a basis of accounting which differs from GAAP. The more significant differences are as follows:

●	Financial statements of subsidiaries and other controlled entities, including those of partnerships and joint ventures, certain separate accounts, and variable interest entities for which the Company is deemed to be the primary beneficiary, are not consolidated with the financial statements of the Company under Domiciliary State SAP; whereas under GAAP consolidated financial statements are required.

●	Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit). The most significant nonadmitted assets include a portion of DTAs and premiums due and unpaid, whereas under GAAP, all applicable asset values are admitted.

●	Amounts relating to the assets and liabilities of the Company’s former Canadian operations are presented in Canadian dollars in the accompanying statutory financial statements. Net assets from Canadian operations are translated into U.S. dollars using year-end exchange rates. The corresponding adjustment is reflected in liabilities; and the unrealized gain or loss is included in surplus. Under GAAP, the amounts relating to the Company’s Canadian operations are presented in U.S. dollars.

MTL - 12

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Investments in bonds and redeemable preferred stocks are generally carried at amortized cost under Domiciliary State SAP. Under GAAP, the Company accounts for investments in bonds and redeemable preferred stocks in one of three classifications: those classified as held-to- maturity are carried at amortized cost; those classified as available-for-sale are carried at estimated fair value with changes in estimated fair value recorded as a component of equity; and those for which fair value option has been elected, where assets are carried at estimated fair value with changes in estimated fair value recorded through earnings.

●	The cost basis of investments in impaired bonds, that don’t have an intent to sell, is reduced for the impairment in value and is not adjusted for subsequent recoveries in value. Under GAAP, the cost basis of impaired available-for-sale bonds that don’t have the intent to sell, is not reduced. Rather, these bonds are reported net of an allowance for credit loss. The carrying value of impaired available-for-sale bonds is increased for subsequent improvements in the estimated recoverable value through a reduction in the allowance for credit loss.

●	Investments in unaffiliated common stocks are generally carried at estimated fair value or NAV with changes to unrealized gains and losses recorded directly to surplus, while under GAAP, changes in unrealized gains and losses are recorded in net income.

●	Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan’s carrying value may not be adjusted to reflect this increase in value for other-than-temporarily impaired loans; while for loans that are not other-than-temporarily impaired, the mortgage loan’s carrying value may be adjusted to reflect this increase in value. Under GAAP, if the value of the impaired mortgage loan subsequently increases, the mortgage loan’s carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance.

●	Derivatives that meet the criteria for a highly effective hedge are valued and reported in a manner consistent with the hedged asset or liability, which is generally at amortized cost. Contracts that contain an embedded derivative are not bifurcated between components and are not separately recognized under Domiciliary State SAP. Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in RSATs, which are carried at amortized cost; and (iii) exchange- traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, in a CF hedge, the change in estimated fair value of the hedging derivative is credited or charged directly to a separate component of equity and is reclassified into earnings when the Company’s earnings are affected by the variability in cash flows of the hedged item. In a FV hedge, changes in the estimated fair value of the hedging derivative and changes in the estimated fair value of the hedged item related to the designated risk being hedged are reported within earnings, together with any ineffectiveness. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). An embedded derivative that is not clearly and closely related to the economic characteristics of the host contract and that meets certain other criteria is bifurcated from the host contract and accounted for separately at estimated fair value.

MTL - 13

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Investments in real estate joint ventures and other limited partnership interests are accounted for under the equity method of accounting; whereas under GAAP, these investments are consolidated or accounted for using the equity method when the Company has significant influence over the joint venture, otherwise the Company accounts for these investments at fair value, or the Company may elect the fair value option. Further, under Domiciliary State SAP, non-cash operating earnings are recorded in change in general account net unrealized gains (losses) and are realized when cash is received or when the Company has determined the unrealized loss is unrecoverable. Under GAAP, non-cash operating earnings for equity method investments in real estate joint ventures and other limited partnership interests are reported in earnings.

●	Under Domiciliary State SAP, cash, cash equivalents and short-term investments in the statutory statements of cash flows represent cash balances and investments with remaining maturities at acquisition of one year or less; whereas under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with original maturities of three months or less.

●	Negative cash is accounted for within the cash, cash equivalent and short-term investments financial statement line; whereas under GAAP it is reported as a liability.

●	Domiciliary State SAP requires an amount to be recorded for deferred taxes based on temporary differences between Domiciliary State SAP and tax-basis reporting, however, the amount is charged or credited directly to unassigned surplus (deficit) and there are limitations as to the amount of deferred tax assets that may be reported as “admitted assets”; whereas under GAAP, a provision is made for deferred income tax on temporary differences between the financial reporting and tax bases of assets and liabilities.

●	Certain reinsurance agreements are accounted for as reinsurance under both Domiciliary State SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under Domiciliary State SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. Domiciliary State SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential.

Certain assets and liabilities as a result of ceded reinsurance transactions are netted under Domiciliary State SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under Domiciliary State SAP but are reported as a reduction of commission expense under GAAP.

●	Gains on certain economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under Domiciliary State SAP rather than deferred until the assets are sold to third parties as required under GAAP.

●	Certain separate account products are accounted for and classified differently under GAAP. See the separate accounts policy section within this note for more details.

●	Insurance reserves are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and company experience, except reserves for variable annuities where assumptions are based on a mixture of prudent estimates and prescribed assumptions as of the valuation date; whereas under GAAP, reserving assumptions are generally based upon best estimates as of the valuation date, best estimates as of the valuation date the policy is issued, or the account value plus a reserve for additional benefits, that is based on current assumptions, for fund based products.

MTL - 14

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Policyholder dividends are recognized when declared, rather than over the term of the related policies under GAAP.

●	An IMR is established to capture realized gains and losses, net of income tax, on the sale of certain interest sensitive investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, gains and losses on disposal of available-for-sale bonds and mortgage loans are reported in earnings in the period that the assets are sold.

●	An AVR liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required.

●	The Company establishes a general valuation allowance when the amount of the mortgage loan loss contingency is greater than the mortgage component of the AVR. The amount recorded is the excess of the estimated incurred loss amount over the mortgage component of the AVR, with an offset to net unrealized capital gains (losses). Under GAAP, allowance for credit losses, which are based on estimated lifetime credit losses, are recorded as a reduction to net carrying value with an offset to realized gains and losses.

●	A liability is established when the reserves ceded to an unauthorized reinsurer exceed the eligible collateral supporting the reserves. Changes to these amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, no such liability is required.

●	Certain funds withheld amounts may contain amounts from embedded derivatives that are bifurcated from the host contract and accounted for separately at estimated fair value under GAAP. For Domiciliary State SAP embedded derivatives are not bifurcated between components and are not separately recognized.

●	For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different.

●	Under Domiciliary State SAP, liabilities reported or disclosed at fair value do not incorporate the Company’s non-performance risk, as they do in GAAP.

●	Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for Domiciliary State SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances.

MTL - 15

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	Policy acquisition costs are charged to expense as incurred under Domiciliary State SAP; whereas under GAAP, certain policy acquisition costs that are related directly to the successful acquisition or renewal of insurance contracts are deferred and amortized over a constant level basis for most long-duration products and in proportion to actual and expected future earned premiums for short-duration products.

●	Certain items, including modifications to required policy reserves resulting from changes in reserve methodologies, are recorded directly to unassigned surplus (deficit); whereas under GAAP, these items are recorded in income.

●	Surplus notes issued by the Company are reported as surplus under Domiciliary State SAP; whereas under GAAP, surplus notes are reported as liabilities. Interest expense on surplus notes is reported as a reduction of net investment income under Domiciliary State SAP; whereas under GAAP, interest expense on liabilities is recorded as an expense and not as a reduction of net investment income.

●	Comprehensive income and its components are not presented in the statutory financial statements under Domiciliary State SAP; whereas under GAAP, this information is required to be presented.

Reclassifications

In the current period, the Company implemented a prospective reclassification on the Statement of Cash Flows. This change affects the current year presentation, to simplify and align with the NAIC Cash Flow Instructions. Prior period amounts continue to be presented as originally reported. The primary reclassifications included:

●	Classifying derivatives on a gross basis with changes in derivative liabilities being presented under the financing section.

●	Inclusion of unrealized and realized capital gains and foreign exchange on aggregate write-ins will be presented in the financing section instead of the investing section.

●	Inclusion of foreign exchange for aggregate reserves will be classified within the operating section.

●	Classification of short-term investments discounts and premiums amortization were previously netted within the investment section will now be classified within operating section.

Use of Estimates

The preparation of the statutory financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. In applying these estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

MTL - 16

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. OTTI losses are recorded as realized capital losses, the cost basis of the investment is reduced, and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the effective yield method taking into consideration specified interest and principal provisions over the life of the bonds. Amortization of premium or accretion of discount on ABS is calculated using the effective yield method. Amortization of premium or accretion of discount from the purchase of ABS considers the estimated timing and amount of prepayments of the underlying assets. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class ABS are estimated using inputs obtained from third party specialists and are based on management’s knowledge of the current market. For asset-backed credit-sensitive securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other ABS, the effective yield is recalculated on a retrospective basis.

The NAIC designation for certain ABS (non-agency RMBS and CMBS) that were issued prior to January 1, 2013 is based on the NAIC’s security level modeled expected losses and the Company’s statutory carrying value of the security. These designation methodologies result in certain ABS having two rating designations - an initial NAIC designation and a final NAIC designation, which may not be the same designation. In accordance with NAIC instructions, the initial NAIC designation was used for determining the carrying value of the security and the final NAIC designation was used for reporting in the Annual Statement and in preparing RBC calculations. ABS with an initial NAIC designation of 1 through 5 are stated at amortized cost. ABS with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value.

Redeemable preferred stocks continue to be stated at amortized cost if they have an NAIC designation of 1 through 3, or at the lower of amortized cost or estimated fair value if they have an NAIC designation of 4 through 6. Unrealized capital gains or losses on preferred stocks are recorded directly to surplus. Amortization of premium or accretion of discount on preferred stocks is calculated using the effective yield method. Preferred stock dividends are recognized when declared.

Unaffiliated common stocks are stated at estimated fair value with changes in unrealized capital gains or losses recorded directly to surplus. FHLB common stock is carried at cost and is considered a restricted investment until redeemed by the respective FHLB regional banks. Unaffiliated common stock dividends are recognized when declared.

MTL - 17

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Affiliated non-insurance company common stocks are carried at the amount of underlying GAAP equity stated in the respective entity’s audited financial statements, with the Company’s share of undistributed earnings and losses being recorded directly to surplus. Affiliated non-insurance company common stock dividends are recognized when declared to the extent they are not in excess of undistributed accumulated earnings.

The Company periodically evaluates bonds and stocks for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age, as described in Note 3 “— Evaluating Temporarily Impaired Bonds and Stocks for OTTI.” Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company’s intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on ABS; (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies and (ix) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity.

The measurement of the OTTI loss for an ABS in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered is different than the measurement for all other classes of securities described above and is dependent upon the Company’s intent to sell or intent and ability to hold the ABS, as described below. NAIC SAP requires that an OTTI loss be recognized in earnings for ABS in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security’s amortized cost and its estimated fair value when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss. The non-interest related portion of the OTTI loss is recorded through the AVR and the interest related portion is recorded through the IMR. The analysis for bifurcating impairment losses between AVR and IMR is completed when the OTTI is determined.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount, or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of mortgage loans are recorded in net realized capital gains (losses).

MTL - 18

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Mortgage loans are considered to be impaired when it is probable, based upon current information and events, that the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances, described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial, agricultural and residential. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for all three portfolio segments and a common evaluation framework is used for establishing general valuation allowances for all loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired commercial and agricultural mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loan being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan’s underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. If the impairment is considered other-than-temporary, the charge is reported within net realized capital gains (losses) and is not changed for subsequent recoveries in value of the collateral. If the impairment is not considered other-than-temporary the charge is reported within net unrealized capital gains (losses) and, if there is a subsequent change in the net value of the collateral, the valuation allowance is adjusted up or down and is adjusted through net unrealized capital gains (losses). General valuation allowances are established for loan losses when a loss has been incurred. A loss has been incurred when, based on experience, it is probable that a credit loss has occurred and the amount of credit loss can be reasonably estimated. Loan loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the general valuation allowance. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The loan loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity, (iii) economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The general valuation allowance is established when the amount of the expected incurred loss is greater than the mortgage component of the AVR, and the amount recorded is the excess of the expected incurred loss amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the expected incurred loss amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in general account net unrealized capital gains (losses) which are credited or charged directly to surplus.

MTL - 19

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

All commercial mortgage loans are monitored on an ongoing basis, which may include an analysis of the property’s financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial mortgage loans focuses on higher-risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. Agricultural mortgage loans are monitored on an ongoing basis, which review includes but is not limited to property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher-risk loans. Higher risk commercial and agricultural mortgage loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all mortgage loan portfolio segments. Quarterly, the remaining mortgage loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the mortgage loan portfolio.

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the mortgage loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.

For agricultural mortgage loans, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

For evaluations of residential mortgage loans, they are pooled by loan type (i.e., new origination and reperforming) and by similar risk profiles (including consumer credit score and loan-to-value ratios). The key inputs into the estimated incurred losses include (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, loan-to-value ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience, which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. General valuation allowances are established using the evaluation framework described above for pools of mortgage loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Mortgage loan specific valuation allowances are typically not established on residential mortgage loans, but residential mortgage loans may be impaired as a result of troubled debt restructurings.

For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

MTL - 20

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company may grant concessions related to the borrowers’ financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Investments in real estate are stated at depreciated cost, net of non-recourse debt. Depreciation, a component of net investment income, is calculated on a straight-line basis over a period not to exceed 50 years. Rental income is recognized on a straight-line basis over the term of the respective leases. Real estate held-for-investment is reviewed for impairments whenever events or circumstances and current estimated fair values, indicate the carrying amount of the asset may not be recoverable. For real estate investments whose carrying values are greater than estimated fair value, and, for which carrying values are greater than undiscounted cash flows, the investments are written down to their estimated fair value. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using either: (i) the present value of projected future cash flows from the real estate discounted at a rate commensurate with the underlying risks or (ii) the estimated net sales proceeds. Real estate acquired upon foreclosure of mortgage loans is recorded at the lower of estimated fair value of the real estate or the carrying value of the mortgage loan at the date of foreclosure.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase are generally stated at amortized cost or NAV, which approximates estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, which approximates estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of investments in LLCs, real estate joint ventures, other limited partnership interests, residual tranches and surplus notes. The significant accounting policies for the most significant components are as follows:

●	Real estate joint ventures, other limited partnership interests, and LLCs are carried at the underlying audited GAAP equity (or audited IFRS equity for certain partnership interests), with the Company’s share of undistributed earnings and losses included in net unrealized capital gains (losses) which is credited or charged directly to surplus.

MTL - 21

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

●	The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividends and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships’ unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

●	The Company regularly reviews residual values and impairs them to expected values when an impairment has occurred.

●	Investments in surplus notes and revolving lines of credit are carried at amortized cost. Interest income is recognized on notes using an effective yield method giving effect to amortization of premium and accretion of discount. Interest income is recognized on surplus notes using an effective yield method giving effect to amortization of premium and accretion of discount, once approved by the issuer’s Commissioner. Investments in qualifying tax credit structures are accounted for using the proportional amortized cost method.

●	Collateral loans backed by investments in warehouse loans are carried at amortized cost, less valuation allowances and those backed by affiliated LLCs are recorded based on the underlying adjusted statutory equity of the respective entity’s financial statements.

Securities Lending Program

The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are reported in the accompanying Statutory Statements of Operations and Changes in Capital and Surplus as investment income and investment expense, respectively, within net investment income.

The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged unless the counterparty is in default and is not reflected in the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the ratio of the collateral held to the estimated fair value of securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

MTL - 22

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. Certain of the Company’s OTC derivatives are OTC-cleared, while others are OTC-bilateral. The Company uses a variety of derivatives, including swaps, forwards and options to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company uses credit derivatives in RSATs to synthetically replicate investment risks and returns which are not readily available in the cash market.

Domiciliary State SAP restricts the Company’s use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

To qualify for hedge accounting under SSAP 86, the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) FV hedge; or (ii) CF hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and fair value derivatives that hedge various assets and liabilities including bonds, mortgage loans, guaranteed interest contracts and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Mortgage loans are carried at amortized cost; therefore, the derivatives hedging mortgage loans are also carried at amortized cost. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

MTL - 23

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in general account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value, with changes in estimated fair value reported in change in general account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Cash received or paid representing interest on derivative instruments is reported in cash from operations in the Statutory Statements of Cash Flows, within net investment income received. Cash paid in connection with the inception of a derivative instrument contract (i.e., cash premiums paid for the acquisition of new on-market derivatives) is reported in cash from investments, under cost of invested assets acquired. Cash received in connection with the inception of a derivative instrument contract (i.e. cash premiums received for written options) is reported in cash from financing and other sources, under other-net. Cash received in connection with the termination of a derivative instrument contract (including prior to or at maturity) is reported in cash from investments, under proceeds from invested assets sold, matured or repaid. Cash paid in connection with the termination of a derivative instrument contract (including prior to or at maturity) is reported in cash from financing and other sources, under other-net. Cash amounts received or paid at termination of a derivative reflect the fair value of the derivative at termination. The difference between fair value and any unamortized premium at termination is recognized in net realized capital gains (losses), net of federal income tax and transfers to IMR. Unrealized gains and losses from changes in value that occur prior to termination are not reflected in the Statutory Statements of Cash Flows.

Other Assets

At December 31, 2025 and 2024, other assets included amounts recoverable from reinsurers of $438 and $237, respectively, and current tax recoverable of $129 and $132, respectively.

MTL - 24

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance sold after 1959, universal life plans and certain term plans sold after 1982 are computed principally on the Commissioners’ Reserve Valuation Method. Reserves for other life insurance policies are computed on the Net Level Premium Method. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, CARVM, AG 43, or VM-21, as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by the Code. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. These changes in actuarial assumptions, methodologies and procedures, or changes in “valuation basis,” are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is based on actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the general account and separate account investments, where required. An AVR is established for potential credit-related losses on applicable general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the general account investments, as well as any separate account investments, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal and foreign income tax. IMR amortization, as calculated under the Grouped Method as specified by Domiciliary State SAP, is included in net investment income. Net realized capital gains (losses) are presented net of federal and foreign income tax expense or benefit and IMR transfer.

MTL - 25

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract.

Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. Dividends from subsidiaries are reported by the Company as earnings in the year the dividends are declared. Other income (loss) includes management and service fee income and net statutory strain on new pension risk transfer and term certain structured settlements.

Benefits and Expenses

Expenses, including policy acquisition costs and federal and foreign income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium due. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of the policy.

The Company is the owner and beneficiary of COLI assets recorded at cash surrender value in other assets in the Statements of Admitted Assets, Liabilities and Capital and Surplus. Changes in account value are primarily recorded as insurance expenses and taxes (other than federal income and capital gains taxes) in the Statements of Operations and Changes in Capital and Surplus. Under certain COLI contracts, if the Company reports adverse results in its financial statements, withdrawals would not be immediately available and would be subject to an estimated fair value adjustment, which could result in a reduction of the account value. Information related to the cash surrender value and allocation of the underlying investment characteristics of the COLI contracts is shown below at December 31:

	2025	2024
Cash surrender value	$865	$831

Bonds	10%	5%
Stocks	79%	66%
Cash, cash equivalents and short-term investments	8%	25%
Other invested assets	3%	3%

MTL - 26

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Other Income (Loss)

At December 31, 2025 and 2024, other income (loss) included reserve adjustment on reinsurance ceded of $8,844 and $2,058, respectively, and commissions and expense allowances on reinsurance ceded of $504 and $369, respectively.

Foreign Currency Translation

The Company holds investments denominated in foreign currencies which are translated into U.S. dollars based on the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company’s investments in foreign subsidiaries or investments denominated in foreign currencies due to changes in exchange rates between years are recorded in change in general account net unrealized capital gains (losses).

The financial statements of the Company contain its Canadian insurance operation in Canadian dollars. The net assets of the Canadian insurance operations are adjusted by recording a foreign currency asset or liability, based on the current foreign exchange spot rate applied to the net assets of the Canadian operation.

The change in the foreign currency asset or liability, based on the change in the exchange rates between years, is recorded in change in general account net unrealized capital gains (losses). At December 31, 2025, the foreign currency liability decreased $35 to $163. At December 31, 2024, the foreign currency liability increased $18 to $198.

Separate Account Operations

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims to the extent that the value of such assets exceeds the separate account liabilities or for those assets that are not legally insulated. Investments (generally stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities.

The Company previously invested seed money in various separate accounts for the purposes of facilitating initial operations of the separate accounts. During the year ended December 31, 2025, the Company repatriated all seed money invested and the corresponding earnings back to the general account. At December 31, 2024, the cost and estimated fair value of seed money was $50 and $54, respectively. A change in the estimated fair value of the Company’s seed money is reported in the Company’s Statutory Statements of Operations and Changes in Capital and Surplus. Investment income and realized and unrealized capital gains (losses) on the investments, excluding amounts on seed money investments of the separate accounts and certain non-qualifying separate accounts, accrue directly to contract holders and accordingly, are not reflected in the Company’s Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

MTL - 27

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Under GAAP, all of the following conditions must be met to receive separate account reporting classification:

●	Legal recognition - The separate account is legally recognized. That is, the separate account is established, approved, and regulated under special rules such as state insurance laws, federal securities laws, or similar foreign laws.

●	Legally insulated - The separate account assets supporting the contract liabilities are legally insulated from the general account liabilities of the insurance enterprise (that is, the contract holder is not subject to insurer default risk to the extent of the assets held in the separate account).

●	Investment directive - The insurer must, as a result of contractual, statutory, or regulatory requirements, invest the contract holder’s funds within the separate account as directed by the contract holder in designated investment alternatives or in accordance with specific investment objectives or policies.

●	Investment performance - All investment performance, net of contract fees and assessments, must as a result of contractual, statutory, or regulatory requirements be passed through to the individual contract holder. Contracts may specify conditions under which there may be a minimum guarantee, but not a ceiling, as a ceiling would prohibit all investment performance from being passed through to the contract holder.

The following products are reported as separate accounts under Domiciliary State SAP and the condition noted if different under GAAP.

Product Identifier	Condition that Requires GAAP General Account Reporting
Group annuities	Investment performance

Income Tax

The Company joins with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the IRC. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a TSA. Under the consolidated tax return regulations, MetLife has elected the “percentage method” of reimbursing companies for tax attributes, i.e., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes of the Company. On an annual basis, each of the profitable subsidiaries pays to MetLife the federal income tax which it would have paid based upon that year’s taxable income. If the Company has current or prior deductions and credits which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MetLife and its subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MetLife or the subsidiary would not have realized the attributes on a stand-alone basis under a “wait and see” method.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTAs and DTLs, subject to certain limitations. Changes in DTAs and DTLs, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

MTL - 28

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

DTAs are limited to: (i) the amount of federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period’s statement, adjusted to exclude any net DTAs, EDP and operating software and any net positive goodwill plus; and (iii) the amount of remaining gross DTAs that can be offset against existing gross DTLs. Any remaining DTAs are nonadmitted.

The realization of DTAs depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that the DTAs will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

●	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

●	the jurisdiction in which the DTAs were generated;

●	the length of time that carryforwards can be utilized in the various taxing jurisdictions;

●	future taxable income exclusive of reversing temporary differences and carryforwards;

●	future reversals of existing taxable temporary differences;

●	taxable income in prior carryback years; and

●	tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTAs significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

MTL - 29

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm’s-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., “permanence.” Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at fair value at the date of the transaction. To the extent that the related parties are affiliates under control of the Company, the Company defers the effects of such transactions that result in gains or increases in surplus by recording an offsetting unrealized capital loss and liability until the assets are sold to third parties. A transaction involving services between the Company and an affiliate is recorded at the amount charged and is generally subject to regulatory approval.

Application of Recent Accounting Pronouncements

Changes to statutory accounting are issued by the NAIC in the form of SSAPs. The Company considers the applicability and impact of all SSAPs. Except as noted below, the SSAPs adopted by the Company did not have a material impact on the Company’s financial statements.

SSAP 1

In March 2025, the NAIC adopted modifications to SSAP 1 which expands the required restricted asset disclosure to include collateral or assets that are held under MODCO or FWH arrangements that are reflected as assets for which there is a recognized liability to return these collateral assets or for the dedicated use of those assets under MODCO or FWH agreements. In May 2025, the NAIC adopted modifications to SSAP 1 related to an additional restricted asset disclosure requirements. This modification will require the Company to identify whether MODCO or FWH assets are related to the reinsurer. The Company has provided all required disclosures.

SSAP 86

In August 2024, the NAIC adopted with modification to SSAP 86 related to certain select items from ASU 2023-06, Disclosure Improvements, Codifications Amendments in Response to the SEC Disclosure Update and Simplification Initiative. These modifications include requiring that for all derivative contracts, the Company will disclose its accounting policy for where cash flows associated with derivative instruments and the related gains and losses are presented in the Statement of Cash Flows. The Company has provided all required disclosures.

SSAP 34, SSAP 48, SSAP 93, SSAP 94

In March 2024, the NAIC adopted revisions to expand and amend guidance within SSAP 93 to include all tax credit investments regardless of structure and type of state or federal tax credit program. Additionally, the NAIC revised SSAP 94 to expand and amend guidance to include both purchased state and federal tax credits. Lastly, consistency revisions were adopted to SSAP 34 and SSAP 48 resulting from changes in SSAP 93 and SSAP 94. In November 2024, the NAIC adopted additional revisions to clarify guidance on tax credit investments. The Company has provided all required disclosures.

MTL - 30

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

SSAP 26, SSAP 43, and SSAP 2

In August 2023, the NAIC adopted revisions to SSAP 26 and SSAP 43 for the principles-based bond definition, the accounting for bonds (ICO and ABS), as well as revisions to various SSAPs that have been updated to reflect the revised definition or SSAP references. Additionally, the guidance revised SSAP 2, to preclude ABS, mortgage loans or other invested assets from being reported as cash equivalents or short-term investments. During 2024, the NAIC adopted several additional revisions that added clarifications for the treatment of various types of securities, including bonds issued by funds representing operating entities, and the level of granularity required in certain disclosures. Further in August 2025, the NAIC adopted revisions to SSAP 26 clarifying the maturity disclosure requirements. The Company reclassed $26 from bonds to other invested assets as of January 1, 2025 and the Company has provided all required disclosures.

Application of Future Accounting Pronouncements

SSAPs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s financial statements. SSAPs issued but not yet adopted by the Company as of December 31, 2025 that are currently being assessed and may or may not have a material impact on the Company’s financial statements or disclosures are summarized below.

SSAP 2, SSAP 21, SSAP 26, SSAP 43

In December 2025, the NAIC adopted new reporting requirements to SSAP 2, SSAP 21, SSAP 26, and SSAP 43 related to reporting key investment information related primarily to private placement investments. The guidance has an effective date of December 31, 2026. The Company will comply with the reporting requirements upon its effective date.

In December 2025, the NAIC adopted revisions to SSAP 2, SSAP 21, SSAP 26 and SSAP 43 to improve the utilization of existing disclosures, clarifying guidance and incorporating consistent presentation for specific debt security disclosures, as well as adding disclosures for non-bond debt securities and residuals. The guidance will be effective on December 31, 2026. The Company will comply with the reporting requirements upon its effective date.

SSAP 56

In February 2025, the NAIC adopted revisions to SSAP 56 to clarify the measurement of separate account assets, particularly for book-value separate accounts, and prescribes the treatment for transfers between the general account and separate account with IMR and AVR recognition. The guidance has an effective date of January 1, 2026 but early adoption is permitted for 2025. The Company has elected not to early adopt this guidance and will align transfers after January 1, 2026, in accordance with the updated guidance.

Note 2 – Fair Value Information

Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

MTL - 31

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Estimated Fair Value of All Financial Instruments

Information related to the aggregate fair value of financial instruments is shown below at December 31:

	2025
	Aggregate	Admitted
	Fair Value	Value	Level 1	Level 2	Level 3	NAV
Assets
Bonds - ICO	$14,512	$15,691	$988	$10,381	$3,143	$—
Bonds - ABS	8,748	8,938	—	8,276	472	—
Preferred stocks	51	51	—	51	—	—
Common stock - unaffiliated	73	73	1	72	—	—
Mortgage loans	6,458	6,760	—	—	6,458	—
Cash, cash equivalents and short-term investments	1,394	1,394	1,378	6	5	5
Contract loans	1,336	1,163	—	—	1,336	—
Derivative assets (1)	123	125	—	123	—	—
Other invested assets	134	134	—	90	44	—
Investment income due and accrued	278	278	—	278	—	—
Separate account assets	31,725	32,570	1,976	21,286	8,463	—
Total assets	$64,832	$67,177	$4,343	$40,563	$19,921	$5

Liabilities
Investment contracts included in:
Reserves for life and health insurance and annuities	$838	$846	$—	$—	$838	$—
Liability for deposit-type contracts	15,188	14,810	—	—	15,188	—
Derivative liabilities (1)	100	139	—	100	—	—
Payable for collateral under securities loaned and other transactions	1,314	1,314	—	1,314	—	—
Investment contracts included in separate account liabilities	2,616	2,616	—	2,616	—	—
Separate account liabilities	93	93	—	93	—	—
Total liabilities	$20,149	$19,818	$—	$4,123	$16,026	$—

MTL - 32

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets
Bonds	$19,287	$21,028	$1,309	$14,790	$3,188	$—
Preferred stocks	27	28	—	27	—	—
Common stock - unaffiliated	76	76	—	71	5	—
Mortgage loans	5,870	6,423	—	—	5,870	—
Cash, cash equivalents and short-term investments	1,771	1,770	1,652	117	2	—
Contract loans	1,389	1,223	—	—	1,389	—
Derivative assets (1)	273	301	—	273	—	—
Other invested assets	65	65	—	45	20	—
Investment income due and accrued	232	232	—	232	—	—
Separate account assets	26,319	27,526	2,251	15,589	8,479	—
Total assets	$55,309	$58,672	$5,212	$31,144	$18,953	$—

Liabilities
Investment contracts included in:
Reserves for life and health insurance and annuities	$1,209	$1,232	$—	$—	$1,209	$—
Liability for deposit-type contracts	12,610	12,505	—	—	12,610	—
Derivative liabilities (1)	28	8	—	28	—	—
Payable for collateral under securities loaned and other transactions	1,707	1,707	—	1,707	—	—
Investment contracts included in separate account liabilities	846	846	—	846	—	—
Separate account liabilities	4	4	—	4	—	—
Total liabilities	$16,404	$16,302	$—	$2,585	$13,819	$—

(1)	Classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

The methods and significant assumptions used to estimate the fair value of all admitted financial instruments are presented below.

The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

When developing estimated fair values, the Company considers two broad valuation techniques: (i) the market approach and (ii) the income approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs.

The Company categorizes its financial assets and liabilities into a three-level hierarchy, based on the significant input with the lowest level in their valuation. The input levels are as follows:

Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for common stocks. The size of the bid/ask spread is used as an indicator of market activity for bonds.

MTL - 33

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Level 2	-	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar but not identical assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	-	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets and liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates, generally causing such investments to be classified in Level 3.

Excluded from the disclosure are general account investments accounted for under the equity method.

Bonds, Stocks, Cash, Cash Equivalents and Short-term Investments, Including Affiliated Securities

When available, the estimated fair value for bonds, including ABS, affiliated securities, preferred stocks, unaffiliated common stocks, cash equivalents and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these investments are classified in Level 1 and are the most liquid of the Company’s securities holdings and valuation of these securities do not involve management’s judgment.

When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Generally, these investments are classified in Level 2.

When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation; and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances. Generally, these investments are classified in Level 3.

The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company’s securities holdings.

The estimated fair value for cash approximates carrying value and is classified in Level 1 given the nature of cash.

MTL - 34

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company invests in money market mutual funds and bond mutual funds that primarily back certain non-qualified employee retirement plans and deferred compensation plans that are direct liabilities of the Company. All funds are registered under the Act and are carried at NAV. The money market funds, included in cash equivalents, comply with Rule 2a-7 of the Act. These funds seek current income consistent with stability of principal by investing in U.S. Treasury and agency bonds that have short-term maturities. These cash equivalent assets are valued using a NAV of $1 per share. The bond mutual fund, included in common stocks, is an intermediate-term fund that seeks to maximize capital appreciation and income by investing primarily in investment grade U.S. corporate and U.S. Treasury and agency bonds. Its NAV fluctuates on a daily basis in line with the underlying estimated fair value of its investments, less associated fund liabilities.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Contract Loans

The estimated fair value for contract loans with fixed interest rates determined using a DCF model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and these investments are classified in Level 3.

Derivatives

The estimated fair value of OTC derivatives is determined through the use of pricing models. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in pricing models. Generally, these derivatives are classified in Level 2.

Certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the relevant curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments. Generally, these derivatives are classified in Level 3.

MTL - 35

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Most inputs for OTC derivatives are mid-market inputs but, in certain cases, liquidity adjustments are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect the net change in capital and surplus.

Other Invested Assets

The estimated fair value of receivables for cash collateral pledged on derivatives and receivables for investments other than securities, which are included in other invested assets, approximates carrying value as these receivables are short-term in nature and the Company believes that there is minimal risk of material changes in the credit of the counterparties. These amounts are generally classified in Level 2.

For the remaining other invested assets, the estimated fair value is determined using the methodologies as described in the above sections titled “Bonds, Stocks, Cash, Cash Equivalents and Short-term Investments, Including Affiliated Securities” and “Mortgage Loans,” based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried under the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified in Level 2.

Investment Contracts Included in Reserves for Life and Health Insurance and Annuity Contracts and Liability for Deposit-Type Contracts

The fair value of investment contracts included in reserves for life and health insurance and annuity contracts and in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Under Securities Loaned and Other Transactions

The estimated fair value of amounts payable for collateral under securities loaned and other transactions approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Separate Accounts

Separate account assets and liabilities are generally carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Level 1 assets are comprised of common stock, derivative assets and liabilities, U.S. Treasury and agency bonds, cash, cash equivalents and short-term investments. Common stocks are valued based upon unadjusted quoted prices in active markets that are readily and regularly available. Derivative assets and derivative liabilities are comprised of exchange-traded interest rate derivatives (option-based). These derivatives are principally valued based on quoted market prices. U.S. Treasury and agency securities are valued based upon unadjusted quoted prices in active markets that are readily and regularly available. The estimated fair value of cash equivalents and short-term investments approximates carrying value due to the short-term maturities of these instruments.

MTL - 36

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Level 2 assets consist of mutual funds and hedge funds without readily determinable fair values given prices are not published publicly, redeemable and non-redeemable preferred stock, certain bonds that include U.S. corporate and foreign corporate, foreign government, municipals and ABS and certain derivative assets and liabilities. Mutual funds and hedge funds are valued based upon quoted prices or reported NAVs provided by the fund manager. U.S. corporate and foreign corporate, municipals and ABS are valued using the market approach where market quotes are available but not considered actively traded, and the income approach based primarily on discounting expected future cash flows or other similar techniques using standard market observable inputs.

Level 3 assets consist of ABS, mortgage loans and other invested assets. ABS are valued using the market approach where market quotes are available but not considered actively traded or inputs are unobservable. Mortgage loans are valued based on expected future cash flows and discounting them using current interest rates for similar loans with similar credit risk. Other invested assets are valued under the equity method and are generally based on the Company’s share of the net asset value as provided in the financial statements of the investees.

The difference between the estimated fair value of separate account assets in the table above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are not considered financial instruments.

Investment contracts included in separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these separate account liabilities, which represents an equivalent summary total of the separate account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the separate account assets backing the investment contracts.

The difference between the estimated fair value of investment contracts and derivatives included in separate account liabilities in the table above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts due under contracts that are accounted for as insurance contracts.

MTL - 37

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31:

	2025
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	NAV	Total
Assets
Bonds
ICO	$—	$1	$1	$—	$2
Total bonds	—	1	1	—	2
Common stocks
Industrial & Miscellaneous	1	72	—	—	73
Short-term investments	—	—	—	—	—
Cash equivalents	—	—	—	5	5
Derivative assets (1)
Interest rate	—	10	—	—	10
Foreign currency exchange rate	—	28	—	—	28
Total derivative assets	—	38	—	—	38
Other invested assets	—	14	—	—	14
Separate Account assets (2)	1,844	9,925	30	—	11,799
Total assets	$1,845	$10,050	$31	$5	$11,931
Liabilities
Derivative liabilities (1)
Interest rate	$—	$1	$—	$—	$1
Foreign currency exchange rate	—	14	—	—	14
Total derivative liabilities	—	15	—	—	15
Total liabilities	$—	$15	$—	$—	$15

MTL - 38

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	NAV	Total
Assets
Bonds
Unaffiliated Bank Loans	$—	$1	$—	$—	$1
Total bonds	—	1	—	—	1
Common stocks
Industrial & Miscellaneous	—	71	5	—	76
Short-term investments	—	—	—	—	—
Cash equivalents	—	—	—	—	—
Derivative assets (1)
Interest rate	—	7	—	—	7
Foreign currency exchange rate	—	45	—	—	45
Total derivative assets	—	52		—	52
Other invested assets	—	—		—	—
Separate Account assets (2)	1,181	7,155	130	—	8,466
Total assets	$1,181	$7,279	$135	$—	$8,595
Liabilities
Derivative liabilities (1)
Interest rate	$—	$—	$—	$—	$—
Foreign currency exchange rate	—	—	—	—	—
Total derivative liabilities	—	—	—	—	—
Total liabilities	$—	$—	$—	$—	$—

(1)	Derivative assets and derivative liabilities presented in the tables above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs. The amounts are presented gross in the table above to reflect the presentation in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
(2)	Separate account assets are subject to general account claims to the extent that the value of such assets exceeds the separate account liabilities. Investments (stated generally at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Separate account assets as presented in the table above may differ from the amounts presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus because certain of these investments are not measured at estimated fair value.

MTL - 39

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Rollforward Table- Level 3 Assets and Liabilities

A rollforward of the estimated fair value measurements for all assets and liabilities measured and reported at estimated fair value using significant unobservable (Level 3) inputs for their respective time periods is as follows:

	Estimated Fair Value Measurements in Level 3 of the Fair Value Hierarchy
	Balance, January 1, 2025	Transfer into Level 3 (1)	Transfer out of Level 3 (1)	Total Gains and Losses included in Net Income (2)	Total Gains and Losses included in Capital and Surplus	Purchases (3)	Sales (3)	Issuances (3)	Settlements (3)	Balance, December 31, 2025
Assets
Bonds - ICO
Common stocks - Industrial & miscellaneous	$—	$—	$—	$—	$—	$1	$—	$—	$—	$1
Short-term investments	5	—	—	(1)	—	—	(4)	—	—	—
Other invested assets	—	—	—	(1)	—	1	—	—	—	—
Separate Accounts (4)	—	—	—	—	—	—	—	—	—	—
Total	130	25	(1)	(4)	5	4	(129)	—	—	30
	$135	$25	$(1)	$(6)	$5	$6	$(133)	$—	$—	$31

	Estimated Fair Value Measurements in Level 3 of the Fair Value Hierarchy
	Balance, January 1, 2024	Transfer into Level 3 (1)	Transfer out of Level 3 (1)	Total Gains and Losses included in Net Income (2)	Total Gains and Losses included in Capital and Surplus	Purchases (3)	Sales (3)	Issuances (3)	Settlements (3)	Balance, December 31, 2024
Assets
Bonds - Industrial and miscellaneous	$1	$—	$(1)	$—	$—	$—	$—	$—	$—	$—
Bond - Unaffiliated Bank Loans	1	—	(1)	—	—	—	—	—	—	—
Common stocks - Industrial & miscellaneous	7	—	—	(3)	1	—	—	—	—	5
Short-term investments	—	—	—	—	—	—	—	—	—	—
Other invested assets	1	—	—	(1)	—	—	—	—	—	—
Separate Accounts	179	—	(1)	—	(24)	2	(26)	—	—	130
Total	$189	$—	$(3)	$(4)	$(23)	$2	$(26)	$—	$—	$135

(1)	Bonds that were measured at estimated fair value at the beginning of the period as estimated fair value was less than amortized cost at the beginning of the period, but were measured at amortized cost at the end of the period as estimated fair value was greater than amortized cost at the end of the period are reported within transfer out of Level 3 column in the amount of $0 and $2 during the years ended December 31, 2025 and 2024.
(2)	Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)	The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/ settlement proceeds (for sales and settlements) are based upon the actual date purchased/issued or sold.
(4)	Separate account assets and liabilities are presented net for purposes of the rollforward.

MTL - 40

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Transfers between Levels

Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

Transfers into or out of Level 3

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event or one or more significant input(s) becoming observable.

Valuation Techniques and Inputs for Level 2 and Level 3 Assets and Liabilities by Major Classes of Assets and Liabilities

See the above section titled “Fair Value Information - Estimated Fair Value of All Financial Instruments” for information on how the estimated fair value of financial instruments is determined. Information related to the valuation techniques and inputs for Level 2 and Level 3 assets and liabilities that are measured and reported at estimated fair value as of the reporting date by major classes of assets and liabilities is presented in the table below.

Instrument	Level 2 Observable Inputs	Level 3 Unobservable Inputs
Bonds
ICO

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● quoted prices in markets that are not active

● benchmark U. S. Treasury yield or other yields

● the spread off the U.S. Treasury yield curve for the identical security

● issuer ratings and issuer spreads; broker-dealer quotes

● comparable securities that are actively traded; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

Valuation Techniques: Principally the market approach.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

● delta spread adjustments to reflect specific credit-related issues

● illiquidity premium

MTL - 41

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Common Stocks
Valuation Techniques: Principally the market approach Key Input: ● quoted prices in markets that are not active

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit ratings; issuance structures

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

Derivatives (2)
Interest rate
Valuation Techniques: Principally the income approach Key Inputs: ● swap yield curves ● basis curves ● interest rate volatility (3)	● not applicable
Foreign currency exchange rate
Valuation Techniques: Principally the income approach Key Inputs: ● swap yield curves ● basis curves ● currency spot rates ● cross currency basis curves	● not applicable
Credit
Valuation Techniques: Principally the income approach Key Inputs: ● swap yield curves ● credit curves ● recovery rates	● not applicable
Other Invested Assets
Debt securities that do not qualify for Bonds

Valuation Techniques: Principally the market approach.

Key Inputs:

● quoted prices in markets that are not active

● benchmark yields; spreads off benchmark yields; new issuances; issuer rating

● trades of identical or comparable securities; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

● not applicable
Residual Tranches or Interests
● not applicable

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● credit spreads

● independent non-binding broker quotations

MTL - 42

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Separate Account assets (1)
Bonds
ICO

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● quoted prices in markets that are not active

● benchmark U. S. Treasury yield or other yields

● the spread off the U.S. Treasury yield curve for the identical security

● issuer ratings and issuer spreads; broker-dealer quotes

● comparable securities that are actively traded; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

Valuation Techniques: Principally the market approach.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

● delta spread adjustments to reflect specific credit-related issues

● illiquidity premium

ABS

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● current and forecasted loss severity; ratings; geographic region

●  weighted average coupon and weighted average maturity

● average delinquency rates; debt-service coverage ratios

● issuance-specific information, including, but not limited to:

● collateral type; structure of the security; vintage of the loans

● payment terms of the underlying assets

● payment priority within the tranche; deal performance

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

Common Stocks and Preferred Stocks - unaffiliated
Valuation Techniques: Principally the market approach. Key Inputs: ● quoted prices in markets that are not active

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit ratings, issuance structures

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

MTL - 43

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Other Invested Assets
Debt securities that do not qualify for Bonds

Valuation Techniques: Principally the market approach.

Key Inputs:

● quoted prices in markets that are not active

● benchmark yields; spreads off benchmark yields; new issuances; issuer rating

● trades of identical or comparable securities; duration

● privately-placed securities are valued using the additional key inputs:

● market yield curve; call provisions

● observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer

● delta spread adjustments to reflect specific credit-related issues

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

●  illiquidity premium

● delta spread adjustments to reflect specific credit-related issues

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● independent non-binding broker quotations

Residual Tranches or Interests

Valuation Techniques: Principally the market approach.

Key Inputs:

● quoted prices in markets that are not active

● spreads for actively traded securities; spreads off benchmark yields

● expected prepayment speeds and volumes

● current and forecasted loss severity; ratings; geographic region

● weighted average coupon and weighted average maturity

● average delinquency rates; debt-service coverage ratios

●  credit ratings

● issuance-specific information, including, but not limited to:

● collateral type; structure of the security; vintage of the loans

● payment terms of the underlying assets

Valuation Techniques: Principally the market and income approaches.

Key Inputs:

● credit spreads

● quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2

● credit spreads

● independent non-binding broker quotations

(1)	Estimated fair value equals carrying value, based on the value of the underlying assets.
(2)	Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
(3)	Option-based only
(4)	Extrapolation beyond the observable limits of the curve(s)

MTL - 44

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Quantitative Information about Significant Unobservable Inputs used in the Fair Value Measurement of Financial Instruments Classified as Level 3

The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset classes measured and reported at estimated fair value using significant unobservable inputs (Level 3):

			December 31, 2025			December 31, 2024
	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average (1)	Range		Weighted Average (1)	Impact of Increase in Input on Estimated Fair Value (2)
Securities:
Bonds – ICO (3)	• Matrix Pricing	• Offered quotes (4)	73	73	73	N/A	N/A	N/A	Increase
Bonds – ICO (3)	• Consensus Pricing	• Offered quotes (4)	—	—	—	N/A	N/A	N/A	Increase
Bonds - ABS (3)	• Market Pricing	• Quoted prices (4)	40	40	40	N/A	N/A	N/A	Increase
Bonds - Industrial & Miscellaneous (3)	Consensus Pricing	• Offered quotes (4)	—	—	—	93	93	93	Increase
Short- Term Investments(3)	• Consensus Pricing	• Offered quotes (4)	17	17	17	N/A	N/A	N/A	Increase
Common Stocks	• Market Pricing	• Quoted prices (4)	N/A	N/A	N/A	20	20	20	Increase
Common Stocks	• Consensus Pricing	Offered quotes (4)	1	1	1	6	6	6	Increase

(1)	The weighted average for bonds and stocks is determined based on the estimated fair value of the securities.
(2)	The impact of a decrease in input would have the opposite impact on the estimated fair value.
(3)	Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.
(4)	For this unobservable input, range and weighted average are presented in accordance with the market convention for bonds of dollars per hundred dollars of par and stocks of price per share.

Valuation techniques and significant unobservable inputs used in the estimated fair value measurement for other types of financial instruments classified within Level 3, including those within separate account assets, generally use the same valuation techniques and significant unobservable inputs as previously described for Level 3 bonds and stocks. This includes matrix pricing and DCF methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non- binding broker quotations.

MTL - 45

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 3 – Investments

Bonds, Preferred Stocks and Common Stocks by Sector

The following table presents the book/adjusted carrying value or cost, gross unrealized gains and losses and estimated fair value of bonds, preferred stocks and common stocks owned at December 31:

	2025

	Book/	Gross Unrealized
	Adjusted Carrying			Estimated
	Value	Gains	Losses	Fair Value
ICO:
Corporate bonds - unaffiliated	$5,642	$78	$536	$5,184
Project finance bonds issued by operating company - unaffiliated	3,160	33	270	2923
U.S. Government obligations	2,058	6	246	1818
Non-U.S. sovereign jurisdictions	1,691	39	85	1645
Bank loans - acquired - unaffiliated	1,120	6	5	1121
Bonds issued from funds representing operating entities - unaffiliated	1,007	3	114	896
Municipal bonds - special revenues	489	8	55	442
Single entity backed obligations -unaffiliated	308	1	39	270
Other U.S. government obligations	109	—	1	108
Corporate bonds - affiliated	69	—	2	67
Municipal bonds - general obligations	38	1	1	38
ABS:
Not/partially guaranteed agency residential MBS	2,487	43	129	2,401
Non-agency residential MBS - unaffiliated	2,291	35	97	2,229
Other financial ABS - self liquidating - unaffiliated	1,126	9	19	1,116
Non-agency CLO/CBOs/CDOs - unaffiliated	756	1	1	756
Full analysis - lease-backed securities - unaffiliated	745	8	13	740
Non-agency commercial MBS - unaffiliated	545	5	20	530
Practical expedient - other non-financial ABS - unaffiliated	349	11	16	344
Guaranteed agency residential MBS	337	9	5	341
Not self-liquidating - equity-backed securities - unaffiliated	150	1	3	148
Practical expedient - lease-backed securities - unaffiliated	98	1	—	99
Not/partially guaranteed agency commercial MBS	35	—	8	27
Guaranteed agency commercial MBS	19	—	2	17
Total bonds	$24,629	$298	$1,667	$23,260
Preferred Stocks:
Preferred - unaffiliated	$51	$1	$1	$51

		Gross Unrealized		Estimated
	Cost	Gains	Losses	Fair Value
Common Stocks:
Common stocks - unaffiliated	$72	$1	$—	$73

MTL - 46

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
	Book/	Gross Unrealized
	Adjusted Carrying Value	Gains	Losses	Estimated Fair Value
Bonds:
U.S. corporate	$5,300	$17	$665	$4,652
Foreign corporate	4,140	56	378	3,818
RMBS	4,159	22	351	3,830
U.S. Treasury and agency	2,499	3	272	2,230
ABS & CLO	1,991	12	53	1,950
Foreign government	1,702	51	82	1,671
CMBS	729	9	38	700
Municipals (1)	439	1	74	366
Affiliated	69	1	—	70
Total bonds	$21,028	$172	$1,913	$19,287

Preferred Stocks:
Preferred	$28	$—	$1	$27

		Gross Unrealized		Estimated
	Cost	Gains	Losses	Fair Value
Common Stocks:
Common stocks - unaffiliated	$76	$—	$—	$76

(1) Municipals includes taxable and tax-exempt revenue bonds and general obligations of states, municipalities and political subdivisions.

The Company held non-income producing bonds with a book/adjusted carrying value of $1 and $1 at December 31, 2025 and 2024, respectively.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows, at December 31, 2025:

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$1,032	$1,036
Due after one year through five years	2,359	2,339
Due after five years through ten years	3,750	3,631
Due after ten years through twenty years	3,945	3,657
Due after twenty years	4,605	3,849
Subtotal	15,691	14,512
ABS	8,938	8,748
Total	$24,629	$23,260

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. ABS are shown separately, as they are not due at a single maturity date.

MTL - 47

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Continuous Gross Unrealized Losses for Bonds and Stocks – By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds and stocks in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31:

	2025				2024
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$1,310	$128	$2,107	$455	$1,614	$336	$2,012	$329
Foreign corporate	1,370	93	1,345	289	1,006	99	1,522	279
RMBS	446	16	1,187	215	1,601	87	1,245	264
U.S. Treasury and agency	507	62	667	185	779	54	613	218
ABS & CLO	804	11	505	41	345	16	544	37
Foreign government	431	11	467	74	418	14	459	68
CMBS	86	5	176	25	118	7	292	31
Municipals (1)	44	6	176	51	185	26	155	48
Total bonds	$4,998	$332	$6,630	$1,335	$6,066	$639	$6,842	$1,274
Stocks - unaffiliated	$24	$1	$2	$—	$19	$1	$—	$—
Total number of securities in an unrealized loss position	989		1,382		928		1,608

Loan-backed Security Holdings - OTTI Losses and Aging of Unrealized Losses

The following table shows the estimated fair value and gross unrealized losses of ABS held as of the end of the year for which an OTTI loss has not been recognized in earnings as a realized capital loss, aggregated by length of time these bonds have been in a continuous gross unrealized loss position, measured as the difference between estimated fair value and amortized cost, at December 31:

	Aging of Gross Unrealized Losses on ABS
	Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
2025	$1,375	$34	$1,868	$281
2024	$2,030	$109	$2,082	$333

MTL - 48

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Evaluating Temporarily Impaired Bonds and Stocks for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. With respect to ABS in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company’s current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company’s current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds decreased $246 during the year ended December 31, 2025 to $1,667 from $1,913 at December 31, 2024. The decrease in gross unrealized losses for the year ended December 31, 2025 was primarily attributable to a decrease in interest rates.

At December 31, 2025, $1,335 of the total $1,667 of gross unrealized losses were from 1,381 bonds with an unrealized loss position for twelve months or greater.

Investment Grade Bonds (NAIC 1 - 2 designated bonds)

Of the $1,335 of gross unrealized losses on bonds with an unrealized loss for twelve months or greater, $1,312, or 98%, were related to gross unrealized losses on 1,341 investment grade bonds. Unrealized losses on investment grade bonds were principally related to narrowing credit spreads since purchase, and with respect to fixed-rate bonds, rising interest rates since purchase.

Below Investment Grade Bonds (NAIC 3 - 6 designated bonds)

Of the $1,335 of gross unrealized losses on bonds with an unrealized loss for twelve months or greater, $23, or 2%, were related to gross unrealized losses on 40 below investment grade bonds.

Unrealized losses on below investment grade bonds were principally related to foreign corporate, U.S. corporate bonds (primarily industrial and financial institutions) and ABS were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties, and with respect to fixed-rate bonds, rising interest rates since purchase. Management evaluates these Foreign corporate and U.S. corporate bonds based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

MTL - 49

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Stocks - Unaffiliated

Gross unrealized losses on stocks remained $1 during the year ended December 31, 2025 and December 31, 2024.

NAIC Designation of 5GI Securities

As of December 31, 2025, the Company held 1 security with a NAIC designation of 5GI with a book/ adjusted carrying value of $3 and an estimated fair value of $3. As of December 31, 2024, the Company held 1 security with a NAIC designation of 5GI with a book/adjusted carrying value of $8 and an estimated fair value of $8.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31:

	2025		2024
	Amount	Percent	Amount	Percent
Commercial	$3,067	45%	$3,218	50%
Agricultural	2,239	33	2,275	35
Residential	1,474	22	943	15
Total mortgage loans	6,780	100	6,436	100
Less: valuation allowances	20	—	13	—
Total mortgage loans, net	$6,760	100%	$6,423	100%

The amount of mortgage loan participations included in the table above was $4,461 and $4,665 at December 31, 2025 and 2024, respectively.

Valuation Allowance by Portfolio Segment

The following table presents the changes in valuation allowances, by portfolio segment, as follows:

	Commercial	Agricultural	Total
Balance, January 1, 2024	$—	$—	$—
Provision (release)	11	5	16
Charge-offs, net of recoveries	—	(3)	(3)
Balance, December 31, 2024	11	2	13
Provision (release)	25	1	26
Charge-offs, net of recoveries	(19)	—	(19)
Balance, December 31, 2025	$17	$3	$20

MTL - 50

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate primarily located in the U.S. and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company’s total mortgage loans at December 31, 2025 were as follows:

State	Percent of Total Mortgage Loans
California	24%
Texas	8
Florida	8
New York	5
Total	45%

Generally, the Company, as the lender, lends loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate mortgage loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company’s standards. The maximum percentage of any one mortgage loan to the value of the underlying real estate at the time of the origination and originated during the years ended December 31, 2025 and 2024 was 83% and 96%, respectively.

The maximum and minimum interest rates for mortgage loans funded during 2025 and 2024, by portfolio segment, were:

	2025		2024
	Maximum	Minimum	Maximum	Minimum
Commercial	8.00%	3.73%	15.00%	3.59%
Agricultural	6.84%	5.21%	10.32%	2.90%
Residential	13.45%	3.38%	10.38%	2.50%

During 2025 and 2024, the Company reduced interest rates on outstanding mortgage loans, by portfolio segment, as follows:

	2025			2024
	Weighted Average Percentage Reduced	Recorded Investment	Number of Loans	Weighted Average Percentage Reduced	Recorded Investment	Number of Loans
Commercial	0.7%	$532	106	0.9%	$708	136
Agricultural	0.7%	$105	31	0.9%	$150	32
Residential	1.8%	$1	4	—%	$—	—

MTL - 51

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31:

	2025
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$1,597	$1	$28	$1,626	53%
65% to 75%	529	21	50	600	19
76% to 80%	191	3	10	204	7
Greater than 80%	347	156	134	637	21
Total	$2,664	$181	$222	$3,067	100%

	2024
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$1,275	$123	$36	$1,434	44%
65% to 75%	804	33	30	867	27
76% to 80%	167	8	6	181	6
Greater than 80%	558	66	112	736	23
Total	$2,804	$230	$184	$3,218	100%

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31:

	2025		2024
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$2,095	94%	$2,208	97%
65% to 75%	110	5	63	3
Greater than 80%	34	1	4	—
Total	$2,239	100%	$2,275	100%

MTL - 52

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Credit Quality of Residential Mortgage Loans

Information about the credit quality of residential mortgage loans is presented below at December 31:

	2025		2024
Performance indicators:	Recorded Investment	% of Total	Recorded Investment	% of Total
Performing	$1,446	98%	927	98%
Nonperforming	28	2	16	2
Total	$1,474	100%	943	100%

Age Analysis of Mortgage Loans

The Company’s age analysis of mortgage loans, by portfolio segment, was as follows at December 31:

	2025
	Commercial	Agricultural	Residential	Total
Recorded Investment Current	$3,023	$2,217	$1,445	$6,685
30-59 days past due	$17	$—	$—	$17
60-89 days past due	$3	$—	$7	$10
90-179 days past due	$15	$8	$7	$30
180+ days past due	$9	$14	$15	$38

	2024
	Commercial	Agricultural	Residential	Total
Recorded Investment Current	$3,194	$2,209	$927	$6,330
30-59 days past due	$5	$12	$—	$17
60-89 days past due	$—	$—	$6	$6
90-179 days past due	$5	$—	$6	$11
180+ days past due	$14	$54	$4	$72

The Company has a high quality, well performing, mortgage loan portfolio, with 99% mortgage loans classified as current at both December 31, 2025 and 2024. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans - 60 days and agricultural mortgage loans - 90 days.

MTL - 53

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Impaired and Nonaccrual Mortgage Loans

The Company’s investment in impaired mortgage loans with or without a valuation allowance and nonaccrual mortgage loans, by portfolio segment, was as follows:

	2025
	Commercial	Agricultural	Residential	Total
With valuation allowance	$84	$14	$—	$98
No valuation allowance	$65	$50	$18	$133
Average recorded investment	$127	$62	$12	$201
Recorded investments on nonaccrual status	$79	$16	$18	$113

	2024
	Commercial	Agricultural	Residential	Total
With valuation allowance	$56	$2	$—	$58
No valuation allowance	$31	$51	$6	$88
Average recorded investment	$45	$33	$4	$82
Recorded investments on nonaccrual status	$45	$7	$6	$58

Investments in Companies Valued Utilizing the Look-Through Approach

The Company utilizes the look-through approach in valuing its investment in the following downstream non-insurance companies. At December 31, 2025, the carrying values are as shown below:

Name	Statement Value
ML Mililani Member, LLC	$40
MetLife Camino Ramon Member, LLC	$39
MetLife Park Tower Member, LLC	$39
MTL GV Owner, LLC	$29
MetLife 555 12th Member LLC	$26
ML Bellevue Member, LLC	$14
ML Port Chester SC Member LLC	$12
ML Terminal 106 Member LLC	$9
ML Southlands Member, LLC	$7
MetLife CC Member, LLC	$6
ML - AI Member 4, LLC	$5
ML Armature Member LLC	$5
ML Beachwood Place LLC	$5
ML Cerritos TC Member LLC	$3
MTL HS Member LLC	$1

The Company does not obtain GAAP audited financial statements for the companies listed above and has limited the admitted value of its investment in them to the value contained in the downstream GAAP audited financial statements, including adjustments required by SSAP 97 of SCA entities and/or non-SCA entities under SSAP 48, that are owned by downstream non-insurance company and valued in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations of downstream non-insurance companies, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these companies, if not already recorded in the financial statements of the Company.

MTL - 54

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Concentrations of Credit Risk

Investments in any counterparty that were greater than 10% of surplus included U.S. Treasury and agency securities with a book/adjusted carrying value of $2,846 and $3,486 at December 31, 2025 and 2024, respectively.

Investments in any counterparty that were greater than 10% of surplus, other than the U.S. government and its agencies, were fixed-income bonds of certain Canadian provinces and U.K. and Northern Ireland government with a book/adjusted carrying value of $638 at December 31, 2025 and fixed-income bonds of certain Canadian provinces and the Canadian government with a book/adjusted carrying value of $716 at December 31, 2024.

Securities Lending

Outstanding securities lending transactions accounted for as secured borrowings are presented below at December 31:

	2025	2024
Securities on loan: (1)
Book adjusted carrying value	$1,395	$1,679
Estimated fair value	1,228	1,475
Aging of cash collateral liability:
Open (2)	$381	$574
Less than thirty days	597	765
Thirty days or greater but less than sixty days	284	173
Sixty days or greater but less than ninety days	—	—
Total cash collateral received (3)	1,262	1,512
Security collateral on deposit from counterparties	—	—
Total cash and security collateral	$1,262	$1,512

(1)	Included within bonds, short-term investments and cash equivalents.
(2)	The related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.
(3)	Included within payable for collateral under securities loaned and other transactions.

MTL - 55

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The book/adjusted carrying value and estimated fair value of the reinvestment portfolio by contractual maturity dates, was as follows at December 31:

	2025		2024
	Book/Adjusted Carrying Value	Estimated Fair Value	Book/Adjusted Carrying Value	Estimated Fair Value
Long-term, short-term and cash equivalent bonds - by maturity date:
Less than thirty days	$37	$37	$133	$133
Thirty days or greater but less than sixty days	115	115	7	7
Sixty days or greater but less than ninety days	18	18	18	18
Ninety days or greater but less than one hundred and twenty days	47	46	—	—
One hundred and twenty days or greater but less than one hundred and eighty days	44	44	47	47
One hundred and eighty days or greater but less than one year	52	53	40	40
One year or greater but less than two years	49	49	247	245
Two years or greater but less than three years	52	52	63	62
Three years or greater, or perpetual hybrid securities	845	810	938	876
Total long-term, short-term and cash equivalent bonds	1,259	1,224	1,493	1,428
Preferred stocks	2	2	2	2
Derivatives	1	1	2	2
Payables, receivables, cash and all other, net	5	5	10	10
Total reinvestment portfolio	1,267	1,232	1,507	1,442
Total reinvestment portfolio and security collateral	$1,267	$1,232	$1,507	$1,442

The reinvestment portfolio acquired with cash collateral consisted principally of high quality, liquid, publicly traded long-term bonds, short-term investments, cash equivalents, or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities are returned to the Company.

Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and since the Company does not have exclusive control, it is not reflected in invested assets in the accompanying financial statements.

MTL - 56

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Restricted Assets

The table below provides a summary of restricted assets at book/adjusted carrying value at December 31:

	2025
	Total General Account	Total Separate Account	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	General Interrogatory Amount	Difference
Collateral held under security lending agreements	$1,390	$5	$1,395	1.9%	1.9%	$1,262	$128
FHLB capital stock	72	—	72	0.1	0.1	$72	$—
State deposits	7	—	7	—	—	$7	$—
Other regulatory deposits	1,459	—	1,459	2.0	2.0	$1,459	$—
Pledged collateral to FHLB	2,057	—	2,057	2.9	2.9	$2,057	$—
Derivative OTC bilateral – securities pledged (2)	145	129	274	0.4	0.4	$274	$(129)
Derivative OTC cleared – securities pledged (2)	28	—	28	—	—	$28	$—
Derivative OTC cleared - cash pledged (2)	6	—	6	—	—	$6	$—
Assets pledged to support reinsurance agreements	591	—	591	0.8	0.8	$—	$591
Collateral assets received and on balance sheet	51	14	65	0.1	0.1
Assets held under modco reinsurance agreements	7,283	11,340	18,623	25.9	26.0
Assets held under funds withheld reinsurance agreements	1,713	—	1,713	2.4	2.4
Total pledged and restricted assets	$14,802	$11,488	$26,290	36.5%	36.6%

(2) These amounts are combined in the Annual Statement General Interrogatory entitled “Pledged as collateral not captured in other categories”.

	2024
	Total General Account	Total Separate Account	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Collateral held under security lending agreements	$1,475	$204	$1,679	2.7%	2.7%
FHLB capital stock	71	—	71	0.1	0.1
State deposits	7	—	7	—	—
Other regulatory deposits	1,582	—	1,582	2.5	2.5
Pledged collateral to FHLB	2,040	—	2,040	3.2	3.3
Derivative OTC bilateral – securities pledged	76	63	139	0.2	0.2
Derivative OTC cleared – securities pledged	9	—	9	—	—
Derivative OTC cleared - cash pledged	7	—	7	—	—
Assets pledged to support reinsurance agreements	327	—	327	0.5	0.5
Collateral assets received and on balance sheet
Assets held under modco reinsurance agreements
Assets held under funds withheld reinsurance agreements
Total pledged and restricted assets	$5,594	$267	$5,861	9.2%	9.3%

MTL - 57

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The table below provides the collateral received and assets held under MODCO and FWH reinsurance agreements reflected as assets at December 31, 2025:

	2025					2024
	BACV
					% of
				% of BACV to	BACV to		% of BACV to	% of BACV
				Total Assets	Total		Total Assets	to Total
				(Admitted and	Admitted		(Admitted and	Admitted
Asset	Collateral	Modco	FWH	Nonadmitted)	Assets	BACV	Nonadmitted)	Assets
General Account:
Cash, cash equivalents and short-term investments	$51	$—	$—	0.1%	0.1%	$193	0.3%	0.3%
Bonds						—	—	—
Bonds - ICO	—	3,036	1,412	11.4	11.5
Bonds - ABS	—	2,580	126	6.9	7.0
Preferred stock	—	1	1	—	—	—	—	—
Common stock	—	—	—	—	—	—	—	—
Mortgage loans	—	1,601	143	4.5	4.5	—	—	—
Other invested assets	—	65	31	0.3	0.3	—	—	—
Total Assets	$51	$7,283	$1,713	23.2%	23.4%	$193	0.3%	0.3%

Separate Account:
Cash, cash equivalents and short-term investments	$14	$15	$—	0.1%	0.1%	$113	0.4%	0.4%
Bonds - ICO	—	6,078	—	18.4	18.4	—	—	—
Bonds - ABS	—	2,973	—	9.0	9.0	—	—	—
Preferred stock	—	—	—	—	—	—	—	—
Common stock	—	551	—	1.7	1.7	—	—	—
Mortgage loans	—	1,577	—	4.8	4.8	—	—	—
Other invested assets	—	146	—	0.4	0.4	—	—	—
Total Assets	$14	$11,340	$—	34.4%	34.4%	$113	0.4%	0.4%

MTL - 58

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2025
	Related Party Code
		Securitizations or Similar Investments Involving a Relationship with a Related Party the Reinsurer as Sponsor, Originator, Manager, Servicer, or Other Similar Influential Role and
Asset	Direct Loan or Investment	Which 50% or more of the underlying collateral represents investments in or direct credit exposure to the reinsurer	Which less than 50% (including 0%) of the underlying collateral represents investments in or direct credit exposure to the reinsurer	Does not involve a relationship with a the reinsurer as sponsor, originator, manager, servicer or other similar influential role.	Related to Reinsurer but not include in Elsewhere	Not Related / Affiliated
General Account:
Cash, cash equivalents and short-term investments	$—	$—	$—	$—	$—	$—
Bonds - ICO	—	—	—	—	121	4,327
Bonds - ABS	—	—	—	—	45	2,661
Preferred stock	—	—	—	—	—	2
Common stock	—	—	—	—	—	—
Mortgage loans	—	—	—	—	318	1,426
Other invested assets	—	—	—	—	4	92
Total Assets	$—	$—	$—	$—	$488	$8,508

Separate Account:
Cash, cash equivalents and short-term investments	$—	$—	$—	$—	$—	$15
Bonds - ICO	—	—	—	—	2,800	3,278
Bonds - ABS	—	—	—	—	1,074	1,899
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	551
Mortgage loans	—	—	—	—	542	1,035
Other invested assets	—	—	—	—	20	126
Total Assets	$—	$—	$—	$—	$4,436	$6,904

The Company’s recognized liability to return these collateral assets were as follows at December 31:

	2025	2024
Recognized Obligation to Return Collateral Asset (General Account)	$51	$193
Recognized Obligation to Return Collateral Asset (Separate Account)	$14	$113
Recognized Obligations for MODCO assets (General Account)	$7,283
Recognized Obligations for MODCO assets (Separate Account)	$11,340
Recognized Obligations FWH (excluding MODCO) assets (General Account)	$1,713
Recognized Obligations FWH (excluding MODCO) assets (Separate Account)	$—

MTL - 59

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Net Investment Income

The components of net investment income for the years ended December 31, were as follows:

	2025	2024
Bonds	$1,090	$888
Preferred stocks	2	1
Common stocks - affiliated	6	—
Common stocks - unaffiliated	6	7
Mortgage loans	333	301
Real estate	2	2
Cash, cash equivalents and short-term investments	66	76
Contract loans	66	72
Derivatives	30	60
Other invested assets	113	115
Gross investment income	1,714	1,522
Less: investment expenses	156	161
Net investment income, before IMR amortization	1,558	1,361
IMR amortization	21	29
Net investment income	$1,579	$1,390

All investment income due and accrued with amounts over 90 days past due is nonadmitted except for mortgage loans in default (i.e., delinquent or in the process of foreclosure), when any amounts due and accrued over 180 days past due are nonadmitted. The gross amount for interest income due and accrued is $236 and $232 of which $1 and $0 is nonadmitted and $235 and $232 is admitted as of December 31, 2025 and 2024, respectively. The cumulative amounts of paid-in-kind interest included in the current principal balance is $85 as of December 31, 2025.

MTL - 60

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Net Realized Capital Gains (Losses), Net of Federal Income Tax and IMR Transfer

Net realized capital gains (losses) on investments and derivatives were as follows for the years ended December 31:

	2025	2024
Bonds	$(42)	$(59)
Common stocks - unaffiliated	(1)	(3)
Mortgage loans	(22)	(4)
Real estate	5	—
Other invested assets	14	10
Derivatives	5	11
Other	—	(1)
Net realized capital gains (losses), before federal income tax	(41)	(46)
Less: federal income tax expense (benefit)	3	4
Net realized capital gains (losses), before IMR transfer	(44)	(50)
IMR transfer, net of federal income tax expense (benefit) of $6 and $82, respectively.	(24)	(52)
Net realized capital gains (losses), net of federal income tax and IMR transfer	$(20)	$2

Impairment losses on real estate joint ventures, other limited partnership interests and LLCs were $5 and $3 for the years ended December 31, 2025 and 2024, respectively.

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds and Stocks

Proceeds from sales and disposals of bonds (including surplus notes included in other invested assets) and stocks, and the related gross realized capital gains (losses) and the related foreign exchange capital gains (losses) included in net realized capital gains (losses), and OTTI losses were as follows for the years ended December 31:

	2025	2024
Proceeds from sales and disposals	$4,066	$2,712
Gross realized capital gains	$42	$19
Gross realized capital losses	$(76)	$(69)
Foreign exchange capital gains	$10	$—
Foreign exchange capital losses	$(16)	$(5)
OTTI losses - bonds	$(3)	$(4)
OTTI losses - stocks	$—	$(3)

For the years ended December 31, 2025 and 2024, 37 and 16 securities with callable or tender offer features were disposed which generated prepayment fee income, included within net investment income, of ($3) and ($6), respectively.

MTL - 61

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Net Negative (Disallowed) IMR

The table below provides a summary of the net negative (disallowed) IMR, which is included in special surplus at December 31:

	2025	2024
Insulated separate account	$132	$81
Total net negative (disallowed) IMR	$132	$81

The table below provides summary of the negative (disallowed) IMR admitted at December 31:

	2025	2024
Insulated separate account	$132	$81
Total net negative (disallowed) IMR	$132	$81

The Company’s calculated adjusted capital and surplus was $1,821 and $2,268 at December 31, 2025 and 2024, respectively. The percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents is 7% and 4% at December 31, 2025 and 2024, respectively.

The Company attested to the following:

●	The fixed income instruments generating IMR losses comply with the Company’s documented investment or liability management policies;

●	IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination;

●	The Company did not have any deviations to INT 23-01 paragraph 13c(i); and

●	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (i.e., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

MTL - 62

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 4 - Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31:

		2025			2024
			Book/ Adjusted			Book/ Adjusted
Primary Underlying		Notional	Carrying	Estimated	Notional	Carrying	Estimated
Risk Exposure	Instrument Type	Amount	Value	Fair Value	Amount	Value	Fair Value
Interest rate	Interest rate caps	$400	$1	$1	$750	$2	$2
	Interest rate floors	250	4	4	650	4	4
	Interest rate forwards	22	—	—	—	—	—
	Interest rate options	1,324	4	4	308	1	1
	Interest rate swaps	944	—	(36)	400	—	(36)
Foreign currency	Foreign currency swaps	4,201	(21)	52	3,607	283	271
exchange rate	Foreign currency forwards	700	(2)	(2)	237	3	3
Credit	Credit default swaps	7	—	—	12	—	—
Other Derivatives	Longevity swaps	1,000	—	—	1,000	—	—
	Total	$8,848	$(14)	$23	$6,964	$293	$245

Interest Rate Derivatives

The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, forwards, caps, floors, and swaptions.

Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. In certain instances, the Company locks in the economic impact of existing interest rate swaps by entering into offsetting positions.

Interest rate caps are purchased by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from duration mismatches between assets and liabilities. At the outset of the contract, the Company pays a premium for the right to receive the cash payments equal to the excess of the market rate over the strike price multiplied by the notional amount, if the observed reference interest rate is above the strike level of the cap on the applicable reset date. In certain instances, the Company locks in the economic impact of existing purchased caps by entering into offsetting written caps.

Interest rate floors are purchased by the Company to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. At the outset of the contract, the Company pays a premium for the right to receive cash payments equal to the difference between the market rate and strike price multiplied by the notional amount, if the observed reference interest rate is below the strike level of the floor on the applicable reset date. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors.

MTL - 63

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Interest rate forwards are used by the Company to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. In certain instances, the Company may lock in the economic impact of existing interest rate forwards by entering into offsetting positions.

Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. Swaptions are included in interest rate options in the preceding table.

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a specified currency at the specified future date. In certain instances, the Company locks in the economic impact of existing forwards by entering into offsetting positions.

Credit Derivatives

Credit derivatives are used by the Company to hedge against credit-related changes in the value of its investments.

In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event as defined by the contract occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, and involuntary restructuring for corporate obligors, as well as repudiation, moratorium, or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered after the relevant third party, Credit Derivatives Determinations Committee, determines that a credit event has occurred.

Credit default swaps are also used in RSATs to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other bonds. These credit default swaps are not designated as hedging instruments. In certain instances, the Company may lock in the economic impact of existing credit default swaps used in RSATs by entering into offsetting positions. There were no credit default swaps used in RSATs at December 31, 2025 and 2024.

MTL - 64

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Other Derivatives

Longevity swaps are used by the Company to mitigate risk associated with life expectancy and unanticipated changes in mortality rates.

Hedging

Fair Value Hedges

The Company designates and accounts for the following as FV hedges when they have met the effectiveness requirements of SSAP 86: (i) interest rate swaps to convert fixed rate assets to floating rate assets; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.

For the years ended December 31, 2025 and 2024, there were no gains (losses) reported in change in net unrealized capital gains (losses) related to fair value derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness, except for cross currency basis spread on certain foreign currency swaps, as shown in the table below.

The hedging instruments with excluded components for determining hedge effectiveness is presented in the following table for the year ended December 31, 2025.

2025
				Aggregate	Aggregate
		Recognized	Fair Value	Amount	Amount
	Current Fair	Unrealized	Reflected in	Owed at	Owed at	Current Year	Remaining
	Value	Gain (Loss)	BACV	Maturity	Maturity	Amortization	Amortization
Cross Currency Basis	$(2)	$—	XXX	XXX	XXX	XXX	XXX

There were no hedging instruments with excluded components for determining effectiveness for the year ended December 31, 2024.

Cash Flow Hedges

The Company designates and accounts for the following as CF hedges when they have met the effectiveness requirements of SSAP 86: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, (ii) interest rate swaps to convert floating rate assets to fixed rate assets; and (iii) interest rate swaps and forwards to hedge the forecasted purchases of fixed rate investments.

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

MTL - 65

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

For the year ended December 31, 2025, there were net gains (losses) of $18 related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation. For the year ended December 31, 2024, there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company discontinued CF hedge accounting because it was no longer probable that the forecasted transaction would occur by or within two months of the anticipated date. There were no gains (losses) related to such discontinued CF hedges for the years ended December 31, 2025 and 2024.

At December 31, 2025, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed 1 year. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at December 31, 2024.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: (i) interest rate swaps, purchased caps and floors and swaptions to economically hedge its exposure to interest rates; (ii) foreign currency swaps and forwards to economically hedge its exposure to adverse movements in exchange rates; (iii) llongevity swaps to hedge the tail longevity risk of certain liabilities; (iv) credit default swaps to economically hedge its exposure to adverse movements in credit.

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31:

	Asset		Liability
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$2	$3	$—	$—

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31:

	2025	2024
Derivative component of RSATs
Credit default swaps	$1	$3

MTL - 66

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Credit Derivatives

In connection with RSATs, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. There was no credit default swaps used in RSATs at December 31, 2025 and 2024.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company’s financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31:

	Asset		Liability
	2025	2024	2025	2024
Foreign currency swaps	$499	$1,227	$741	$136
Credit default swaps	—	—	—	—
Interest rate swaps	—	10	—	30
Total	$499	$1,237	$741	$166

The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

MTL - 67

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company’s highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company’s off-balance sheet credit exposure. The off- balance sheet credit exposure of the Company’s swaps was $57 and $69 at December 31, 2025 and 2024, respectively.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The table below summarizes the collateral pledged by the Company in connection with its OTC derivatives at December 31:

	Cash (1)		Securities (2)		Total
	2025	2024	2025	2024	2025	2024
Initial Margin:
OTC-bilateral	$—	$—	$91	$48	$91	$48
OTC-cleared	—	—	28	9	28	9
Variation Margin:
OTC-bilateral	—	—	54	28	54	28
OTC-cleared	6	7	—	—	6	7
Total OTC	$6	$7	$173	$85	$179	$92

(1)	Cash collateral pledged for OTC-cleared is reported in other invested assets.
(2)	Securities pledged as collateral are reported in bonds. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives at December 31:

	Cash (1)		Securities (2)		Total
	2025	2024	2025	2024	2025	2024
Initial Margin:
OTC-bilateral	$—	$—	$—	$—	$—	$—
Variation Margin:
OTC-bilateral	51	193	45	104	96	297
OTC-cleared	—	—	—	—	—	—
Total OTC	$51	$193	$45	$104	$96	$297

(1)	Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in payable for collateral under securities loaned and other transactions.
(2)	Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require both the Company and the counterparty to maintain a specified minimum financial strength or credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if a party’s financial strength or credit ratings were to fall below the applicable minimum rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives.

MTL - 68

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 5 – Related Party Information

Service Agreements

The Company is party to a MSFA, with an affiliated services entity, MSS, and an IMA with MIM. The MSS MSFA provides for personnel, facilities and equipment to be made available and for a broad range of services to be rendered, principally by MSS. The MIM IMA provides for investment-related services to be rendered by MIM. The Company is also a party to a legacy MSA with MLIC.

The MSS MSFA, MIM IMA, MLIC service agreement, and a global service agreement with MSS are enterprise service agreements. Under these agreements, generally, personnel, facilities, equipment and services may be requested by the Company as deemed necessary for its business and investment operations. Under the MSS MSFA, MSS further agrees to make available employee participation in employee benefit plans for which MLG, the principal U.S. employer entity for the enterprise, or MLIC is the plan sponsor or obligor. All of these agreements, excluding the MIM IMA under which the Company is charged a market-based fee, involve cost allocation arrangements, under which the Company pays or receives compensation for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the personnel, facilities, equipment, services and employee benefit plan participation provided (subject to a transfer pricing mark-up as required). These expenses include, but are not limited to, compensation payable to enterprise employees performing services, such as salary, cash bonuses, stock-based compensation under MetLife incentive plans and expenses attributable to pension and post- retirement benefit plans benefiting such employees.

Total expenses under these agreements amounted to $242 and $222 for the years ended December 31, 2025 and 2024, respectively, and are split between net investment income and insurance expenses and taxes (other than federal income and capital gains taxes).

Reinsurance Agreements

The Company has reinsurance agreements with certain of MetLife’s affiliates, including MLIC, Missouri Re, and MRH, all of which are related parties.

MTL - 69

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Information regarding the significant effects of affiliated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31:

	2025	2024
Premiums and annuity considerations:
Reinsurance assumed	$86	$96
Reinsurance ceded	$(1,613)	$(868)
Benefit payments (other than dividends):
Reinsurance assumed	$55	$38
Reinsurance ceded	$(336)	$(331)
Changes to reserves, deposit-type funds and other policy liabilities:
Reinsurance assumed	$40	$69
Reinsurance ceded	$(6)	$(3)

Information regarding the significant effects of affiliated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31:

	2025	2024
Reserves for life and health insurance, annuities and deposit-type contracts:
Reinsurance assumed	$969	$929
Reinsurance ceded	$(723)	$(794)
Funds held under reinsurance treaties:
Reinsurance ceded	$—	$—

The Company has a reinsurance agreement with MLIC where the Company assumes, on a coinsurance basis, 90% of MLIC’s liabilities on certain participating whole life insurance policies issued on or after January 1, 2011. The premiums assumed were $86 and $96 for the years ended December 31, 2025 and 2024, respectively. The policy reserves assumed were $969 and $929 as of December 31, 2025 and 2024, respectively.

The Company entered into agreements to cede certain group annuity contracts issued in connection with qualifying pension risk transfer on a modified coinsurance basis to Missouri Re, an affiliate. The modified coinsurance reserves for this agreement totaled $2,445 and $2,618 as of December 31, 2025 and 2024, respectively.

The Company entered into an agreement to cede certain group annuity contracts issued in connection with qualifying pension risk transfer on a modified coinsurance basis to MRH, an affiliate. The premium ceded was $1,608 and $861 for the years ended December 31, 2025 and 2024, respectively. The modified coinsurance reserves for this agreement totaled $2,487 and $935 as of December 31, 2025 and 2024, respectively.

MTL - 70

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Investments

The Company’s admitted related party investments at book/adjusted carrying value were as follows at December 31:

Related Party Investments	2025	2024
Bonds	$69	$69
Mortgage loans	$—	$9
Joint ventures (primarily real estate and mortgage loans)	$763	$668

The Company purchases mortgage loan participations under a master participation agreement, from affiliates simultaneously with the affiliates’ origination or acquisition of mortgage loans.

	For the Years Ended
	2025	2024
Aggregate amount of loan participation interest purchased from affiliates	$818	$660
Mortgage loan principal and interest collected on behalf of the Company and remitted to the Company	$1,081	$856

In the normal course of business, the Company transfers invested assets to and from affiliates.

	For the Years Ended December 31,
	2025		2024
	BACV(1)	Fair Value(2)	BACV(1)	Fair Value(2)
Transferred bonds	$219	$219	$29	$29
Transferred mortgages	$17	$14	$1	$1
Transferred private equities	$132	$132	$2	$2
Received bonds	XXX	$21	XXX	$27
Received real estate joint ventures	$181	$181	$—	$—

(1)  BACV (including accrued interest for bonds) at the date of transfer.

(2)  Estimated Fair Value (including accrued interest for bonds and mortgage loans) at the date of transfer.

The Company’s SCA investments, as of December 31, 2025:

	Admitted	Nonadmitted	Type of NAIC	Date of Filing to the	NAIC Valuation	NAIC Disallowed Entities Valuation Method Resubmission
SCA Entities	Amount	Amount	Filing (1)	NAIC	Amount	Required Y/N
MACI	$—	$3	S1	11/01/2017	$—	N

(1)            S1 - Sub 1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

Other

The Company has receivables and payables with affiliates for services necessary to conduct its business. Receivables expected to be settled within 90 days are admitted. Receivables from affiliates, included in other assets, totaled $0 and $6 at December 31, 2025 and 2024, respectively. Payables to affiliates, included in other liabilities, totaled $17 and $24 at December 31, 2025 and 2024, respectively.

MTL - 71

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 6 – Premium and Annuity Considerations Deferred and Uncollected

Premiums and annuity considerations deferred and uncollected on life and annuity products at December 31 were as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$94	$82	$117	$105
Group life	7	7	5	5
Group annuity	320	320	306	306
Total	$421	$409	$428	$416

Note 7 – Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company purchases reinsurance in order to limit losses, minimize exposure to significant risks, and provide additional capacity for future growth.

For its individual life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company ceded to nonaffiliates, (i) an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities and (ii) certain variable annuities both on a 100% quota share basis. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company’s results of operations. The Company also uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to certain affiliates and a nonaffiliate.

The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.

The Company reinsures its business through a diversified group of reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. The Company also periodically monitors the collectability of reinsurance balances. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company remains liable for all risks reinsured in the event the reinsurers are unable to meet their obligations under the agreements.

MTL - 72

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The financial statements include the impact of reinsurance. Information regarding the significant effects of affiliated and non-affiliated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31:

	2025	2024
Premiums and annuity considerations:
Reinsurance assumed	$2,740	$2,383
Reinsurance ceded	$(11,131)	$(3,107)
Benefit payments (other than dividends):
Reinsurance assumed	$2,211	$1,854
Reinsurance ceded	$1,782	$(1,343)
Changes to reserves, deposit-type funds and other policy liabilities:
Reinsurance assumed	$506	$499
Reinsurance ceded	$(483)	$280

Information regarding the significant effects of affiliated and non-affiliated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31:

	2025	2024
Reserves for life and health insurance, annuities and deposit-type contracts:
Reinsurance assumed	$4,727	$4,195
Reinsurance ceded	$(8,148)	$(7,774)
Funds held under reinsurance treaties:
Reinsurance ceded	$1,713	$978

In 2025, the Company entered into two reinsurance agreements with Chariot Re. One to cede certain structured settlement annuity contracts and group annuity contracts associated with pension risk transfers on a funds withheld basis and another to cede certain participating whole life business on a funds withheld basis. For these transactions, the Company recorded cash, cash equivalents and short-term investments of $977, modified coinsurance reserves of $10,300, ceded reserves of $682 and a funds withheld liability of $682 within funds held under reinsurance treaties at December 31, 2025. The Company also recorded ceded premiums of $7,800 for the year ended December 31, 2025. In addition, the Company (i) recorded ceding commissions of $642 and (ii) recorded deferred gains of $461 within capital and surplus which will be amortized into income as future profits emerge.

MTL - 73

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company has ceded reinsurance to affiliated and unaffiliated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. Information regarding the unauthorized liability balances, as well as collateral amounts provided from unauthorized companies to the Company to support the ceded liabilities for affiliated and unaffiliated reinsurers was as follows at December 31:

	2025	2024
Unauthorized reinsurance liability:
Reinsurance ceded	$—	$—
LOCs held under reinsurance treaties:
Reinsurance ceded	$3	$3
Assets held in trust under reinsurance treaties:
Reinsurance ceded	$181	$151
Funds held under reinsurance treaties:
Reinsurance ceded	$682	$—

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements on a coinsurance with funds withheld basis or a modified coinsurance basis to cede in-force business to reinsurers. Any resulting deferred gains on reinsurance, net of income tax, are recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31:

	2025	2024
Balance at beginning of year	$542	$547
Deferred gains on affiliated reinsurance (1)	(46)	(45)
Ceded amortization of deferred gains	(66)	(14)
Ceded additions of affiliated deferred gains	44	54
Ceded additions of deferred gains	509	—
Balance at end of year	$983	$542

(1) See Note 5 - Related Party Information - “Reinsurance Agreements” for additional information.

Note 8 – Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured for policies issued prior to January 1, 1963. For policies issued after December 31, 1962, premiums paid beyond the date of death are returned. Reserves for surrender values in excess of the legally computed reserves amounted to $1 and $1 at December 31, 2025 and 2024, respectively.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2025 and 2024, the Company had $15,956 and $13,132, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by Domiciliary State. Reserves to cover the above insurance totaled the gross amount of $56 and $60 at December 31, 2025 and 2024, respectively.

MTL - 74

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

The tabular less actual reserve released and tabular cost have been determined by formula as described by the NAIC instructions.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and general account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

The details for other changes are as follows at December 31, 2025 :

		Ordinary		Group
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Additional actuarial reserves- Asset/liability analysis	$(6)	$—	$—	$—	$(6)
For excess of valuation net premiums over corresponding gross premiums	(4)	(4)	—	—	—
Inception of reinsurance agreement with Chariot Reinsurance, Ltd	(672)	(672)	—	—	—
Reinsurance ceded	3	3	—	—	—
Variable Annuity Aggregate Excess	1	—	1	—	—
Dividends and other (PPVL)	5	—	—	5	—
A200/Voluntary Benefit Reserve	15	—	—	—	15
Total	$(658)	$(673)	$1	$5	$9

The Company assumed structured settlement claim obligations when operating solely as an assignment company. The structured settlement obligation and the carrying value of the annuity contracts are based upon the actuarially determined present value of expected future benefit payments, which are period certain or life contingent. The Company has reduced its obligation by the carrying value of the funding annuity contracts. The carrying value of the funding annuity contracts and the corresponding obligations amounted to $5,835 and $5,940 for years ended December 31, 2025 and 2024, respectively.

MTL - 75

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 9 – Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts without life or disability contingencies were as follows at December 31:

Individual Annuities:

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At fair value	—	—	67	67	1.4
Total with market value adjustment or at fair value	—	—	67	67	1.4
At book value without adjustment (minimal or no charge adjustment)	648	—	—	648	13.9
Not subject to discretionary withdrawal:	3,956	—	—	3,956	84.7
Total (gross: direct + assumed)	4,604	—	67	4,671	100.0%
Reinsurance ceded	583	—	—	583
Total (net)	$4,021	$—	$67	$4,088

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At fair value	—	—	63	63	1.5
Total with market value adjustment or at fair value	—	—	63	63	1.5
At book value without adjustment (minimal or no charge adjustment)	693	—	—	693	17.0
Not subject to discretionary withdrawal:	3,331	—	—	3,331	81.5
Total (gross: direct + assumed)	4,024	—	63	4,087	100.0%
Reinsurance ceded	628	—	—	628
Total (net)	$3,396	$—	$63	$3,459

Group Annuities:

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$336	$1,840	$—	$2,176	8.1%
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	336	1,840	—	2,176	8.1
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal:	1,958	22,796	—	24,754	91.9
Total (gross: direct + assumed)	2,294	24,636	—	26,930	100.0%
Reinsurance ceded	1	—	—	1
Total (net)	$2,293	$24,636	$—	$26,929

MTL - 76

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024
		Separate	Separate
	General	Account with	Account		Percent of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal:
With market value adjustment	$390	$184	$—	$574	2.5%
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	390	184	—	574	2.5
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—
Not subject to discretionary withdrawal:	1,810	20,593	—	22,403	97.5
Total (gross: direct + assumed)	2,200	20,777	—	22,977	100.0%
Reinsurance ceded	1	—	—	1
Total (net)	$2,199	$20,777	$—	$22,976

Deposit-Type Contracts (no life contingencies):

	2025
		Separate	Separate
	General	Account with	Account		Percent of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At fair value	—	296	555	851	5.2
Total with market value adjustment or at fair value	—	296	555	851	5.2
At book value without adjustment (minimal or no charge adjustment)	670	—	—	670	4.1
Not subject to discretionary withdrawal:	14,828	—	—	14,828	90.7
Total (gross: direct + assumed)	15,498	296	555	16,349	100.0%
Reinsurance ceded	654	—	—	654
Total (net)	$14,844	$296	$555	$15,695

	2024
		Separate	Separate
	General	Account with	Account		Percent of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal:
With market value adjustment	$21	$—	$—	$21	0.1%
At fair value	—	243	538	781	5.6
Total with market value adjustment or at fair value	21	243	538	802	5.7
At book value without adjustment (minimal or no charge adjustment)	728	—	—	728	5.2
Not subject to discretionary withdrawal:	12,509	—	—	12,509	89.1
Total (gross: direct + assumed)	13,258	243	538	14,039	100.0%
Reinsurance ceded	716	—	—	716
Total (net)	$12,542	$243	$538	$13,323

MTL - 77

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2025	2024
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$6,310	$5,592
Supplementary contracts with life contingencies	4	3
Deposit-type contracts	14,844	12,542
Subtotal	21,158	18,137
Separate Account:
Annuities (excluding supplementary contracts)	24,703	20,840
Deposit-type contracts	851	781
Subtotal	25,554	21,621
Total annuity actuarial reserves and deposit liabilities	$46,712	$39,758

Note 10 - Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics , separately for general account and separate account products, were as follows at December 31:

		General Account
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$3,436	$3,427	$3,752	$3,433	$3,410	$3,757
Universal life with secondary guarantees	1,484	1,410	3,399	1,533	1,461	3,464
Other permanent cash value life insurance	13	4,555	6,816	5	4,512	6,847
Variable life	149	145	153	71	69	74
Variable universal life	278	266	279	283	281	283
Total	$5,360	$9,803	$14,399	$5,325	$9,733	$14,425
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	$106	XXX	XXX	$106
Accidental death benefits	XXX	XXX	2	XXX	XXX	2
Disability - active lives	XXX	XXX	8	XXX	XXX	7
Disability - disabled lives	XXX	XXX	60	XXX	XXX	64
Miscellaneous reserves	XXX	XXX	89	XXX	XXX	93
Total (gross: direct + assumed)	5,360	9,803	14,664	5,325	9,733	14,697
Reinsurance ceded	3,685	4,614	6,836	3,847	3,860	6,352
Total (net)	$1,675	$5,189	$7,828	$1,478	$5,873	$8,345

MTL - 78

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	Separate Account with Guarantees
	2025			2024
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—	—	$—	$—
Universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	1,028	1,017	1,011	812	804	801
Variable universal life	5	5	5	5	4	5
Total	$1,033	$1,022	$1,016	$817	$808	$806
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	$—	XXX	XXX	$—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross: direct + assumed)	1,033	1,022	1,016	817	808	806
Reinsurance ceded	—	—	—	—	—	—
Total (net)	$1,033	$1,022	$1,016	$817	$808	$806

	Separate Account Nonguaranteed
	2025			2024
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—	$—	$—	$—
Universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	7,149	7,067	7,034	5,649	5,585	5,573
Variable universal life	1,168	1,135	1,169	1,102	1,070	1,104
Total	$8,317	$8,202	$8,203	$6,751	$6,655	$6,677
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	$—	XXX	XXX	$—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross: direct + assumed)	8,317	8,202	8,203	6,751	6,655	6,677
Reinsurance ceded	—	—	—	—	—	—
Total (net)	$8,317	$8,202	$8,203	$6,751	$6,655	$6,677

MTL - 79

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Life actuarial reserves at December 31, were as follows:

	2025	2024
General Account:
Life insurance	$7,727	$8,238
Accidental death benefits	2	2
Disability - active lives	7	7
Disability - disabled lives	54	59
Miscellaneous reserves	38	39
Subtotal	7,828	8,345
Separate Account:
Life insurance	9,219	7,483
Accident & Health	—	—
Miscellaneous reserve	—	—
Subtotal	9,219	7,483
Combined total	$17,047	$15,828

Note 11 — Separate Accounts

The Company utilizes separate accounts to support and record segregated assets and liabilities related to life and annuity products. Separate account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2025 and 2024, the Company's separate account assets that are legally insulated from the general account claims are $33,038 and $27,751, respectively. At December 31, 2025 and 2024, the Company's separate account assets that are not legally insulated from the general account claims are $0 and $69, respectively. The assets consist of common stocks (mutual and hedge funds), long-term bonds, and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are predominately carried at estimated fair value; however, certain separate accounts are permitted to be carried at amortized cost due to the purpose of the separate account as outlined in the applicable memorandum of operations. The assets held at amortized cost, together with their fair value and the corresponding unrealized gain (loss) that would be recorded if these assets were recorded at estimated fair value, is given below:

	2025	2024
Assets held at amortized cost	$21,060	$19,320
Fair value	20,214	18,114
Unrecorded unrealized gain (losses)	$(846)	$(1,206)

MTL - 80

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

To compensate the general account for the risk taken, the separate account has paid risk charges to the general account for the past 5 years totaling:

As of December 31,	Amount
2025	$245
2024	$221
2023	$193
2022	$158
2021	$93

The Company engages in securities lending programs/transactions within certain separate accounts, which is in accordance with the plans of operations of each separate account. The Company participates in a securities program whereby blocks of securities, which are included in separate account invested assets, are loaned to third parties, primarily major brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan.

As of December 31, 2025, the Company loaned securities in the amount of $5, attributable to group annuity products in accordance with securities lending transactions.

Elements of the securities lending programs are presented below at December 31:

	2025	2024
Securities on loan:
Book/adjusted carrying value	$5	$204
Estimated fair value	—	—
Total collateral received	$5	$204
Percentage of separate account assets lent	—%	2%

Aging of cash collateral liability:
Open (1)	$4	$174
Less than thirty days	—	25
Thirty days or greater but less than sixty days	—	—
Sixty days or greater but less than ninety days	—	—
Ninety days or greater	—	—
Total cash collateral received	4	199

Security collateral on deposit from counterparties	—	—
Total cash and security collateral	$4	$199

(1) The related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

MTL - 81

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Information regarding the separate accounts, was as follows:

	Nonindexed
	Guarantee Less than/	Nonguaranteed
	Equal to 4%	Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2025	$5,135	$1,351	$6,486
Reserves at December 31, 2025
For accounts with assets at:
Fair value	$3,022	$8,780	$11,802
Amortized cost	22,971	—	22,971
Total reserves	$25,993	$8,780	$34,773
By withdrawal characteristics:
With fair value adjustment	$1,841	$—	$1,841
At book value without market value adjustment and with current surrender charge less than 5%	174	—	174
At fair value	1,182	8,780	9,962
Subtotal	3,197	8,780	11,977
Not subject to discretionary withdrawal	22,796	—	22,796
Total reserves	$25,993	$8,780	$34,773

	Nonindexed
	Guarantee Less than/	Nonguaranteed
	Equal to 4%	Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2024	$3,779	$1,408	$5,187
Reserves at December 31, 2024

For accounts with assets at:
Fair value	$1,070	$7,278	$8,348
Amortized cost	20,756	—	20,756
Total reserves	$21,826	$7,278	$29,104
By withdrawal characteristics:
With fair value adjustment	$183	$—	$183
At book value without market value adjustment and with current surrender charge less than 5%	163	—	163
At fair value	887	7,278	8,165
Subtotal	1,233	7,278	8,511
Not subject to discretionary withdrawal	20,593	—	20,593
Total reserves	$21,826	$7,278	$29,104

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows:

	2025	2024
Transfers to separate accounts	$6,610	$5,260
Transfers from separate accounts	2,344	1,752
Transfers as reported in the statements of operations of the General Account	$4,266	$3,508

MTL - 82

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 12 - Federal Income Tax

The Company joins with MetLife and its includable subsidiaries in filing a consolidated life/non-life federal income tax return. The Company participates in a TSA with MetLife, as described in Note 1.

The federal tax return of MetLife and its subsidiaries includes the following entities:

23rd Street Investments, Inc.	MetLife Services and Solutions, LLC
American Life Insurance Company	MetLife Tower Resources Group, Inc.
Block Vision of Texas, Inc.	MetLife, Inc.
Borderland Investments, Ltd.	Metropolitan General Insurance Company
Cova Life Management Company	Metropolitan Life Insurance Company
Davis Vision IPA, Inc.	Metropolitan Tower Life Insurance Company
Davis Vision, Inc.	MIM CM Syndicator LLC
Delaware American Life Insurance Company	Missouri Reinsurance, Inc.
International Technical and Advisory Services, Ltd.	Newbury Insurance Company Limited
MetLife Assignment Company, Inc.	Park Tower REIT, Inc.
MetLife Consumer Services, Inc.	SafeGuard Health Enterprises, Inc.
MetLife Credit Corp.	SafeGuard Health Plans, Inc., A California Corporation
MetLife Funding, Inc.	SafeGuard Health Plans, Inc., A Florida Corporation
MetLife Global Benefits, Ltd.	SafeGuard Health Plans, Inc., A Texas Corporation
MetLife Global Holding Company II, LLC	SafeHealth Life Insurance Company
MetLife Global, Inc.	Superior Vision Benefit Management, Inc.
MetLife Group, Inc.	Superior Vision Insurance Plan of Wisconsin, Inc.
MetLife Health Plans, Inc.	Superior Vision Insurance, Inc.
MetLife Holdings, Inc.	Superior Vision of New Jersey, Inc.
MetLife Home Loans, LLC	Superior Vision Services Inc.
MetLife Insurance Brokerage, Inc.	Transmountain Land & Livestock Company
MetLife International Holdings, LLC	UVC Independent Practice Association, Inc.
MetLife Investment Management Holdings, LLC	Versant Health Consolidations Corp.
MetLife Investors Distribution Company	Versant Health Holdco, Inc.
MetLife Legal Plans, Inc.	Versant Health, Inc.
MetLife Pet Insurance Solutions, LLC	Vision 21 Physician Practice Management Co.
MetLife Reinsurance Company of Charleston	Vision Twenty-One Managed Eye-Care IPA, Inc.
MetLife Reinsurance Company of Vermont	White Oak Royalty Company

Federal income tax expense has been calculated in accordance with the provisions of the IRC.

The components of net DTAs and DTLs consisted of the following, at December 31:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$545	$153	$698	$503	$124	$627
Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTAs	545	153	698	503	124	627
DTAs nonadmitted	(216)	—	(216)	(173)	—	(173)
Subtotal net admitted DTAs	329	153	482	330	124	454
DTLs	(92)	(280)	(372)	(121)	(207)	(328)
Net admitted DTAs/(Net DTLs)	$237	$(127)	$110	$209	$(83)	$126

MTL - 83

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	Change
	Ordinary	Capital	Total
Gross DTAs	$42	$29	$71
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTAs	42	29	71
DTAs nonadmitted	(43)	—	(43)
Subtotal net admitted DTAs	(1)	29	28
DTLs	29	(73)	(44)
Net admitted DTAs/(Net DTLs)	$28	$(44)	$(16)

The amount of each result or component of the calculation for SSAP 101 at December 31:

	2025			2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3	$3	$—	$1	$1
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation (the lesser of 1 and 2 below)	107	—	107	123	2	125
1. Adjusted gross DTAs expected to be realized following the balance sheet date	107	—	107	123	2	125
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	320	XXX	XXX	318
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	222	150	372	207	121	328
DTAs admitted as the result of application of SSAP 101 total	$329	$153	$482	$330	$124	$454

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$2	$2
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation (the lesser of 1 and 2 below)	(16)	(2)	(18)
1. Adjusted gross DTAs expected to be realized following the balance sheet date	(16)	(2)	(18)
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	2
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	15	29	44
DTAs admitted as the result of application of SSAP 101 total	$(1)	$29	$28

	2025	2024
RBC percentage used to determine recovery period and threshold limitation amount	829%	722%
Amount of total adjusted capital and surplus used to determine recovery period and threshold limitation	$2,802	$2,676

Management believes the Company will be able to utilize the DTAs in the future without any tax planning strategies.

All DTLs were recognized as of December 31, 2025 and 2024.

MTL - 84

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components:

	2025	2024	Change
Current income tax:
Federal	$123	$69	$54
Federal income tax expense (benefit) on net capital gains (losses)	4	4	—
Federal and foreign income taxes incurred (benefit)	$127	$73	$54

The changes in the main components of deferred income tax amounts were as follows at December 31:

	2025	2024	Change
DTAs resulting from book/income tax differences:
Ordinary:
Policyholder reserves	$291	$259	$32
Investments	84	65	19
Deferred acquisition costs	144	126	18
Policyholder dividends accrual	—	26	(26)
Compensation and benefits accrual	3	3	—
Receivables - nonadmitted	16	—	16
Other	7	24	(17)
Gross ordinary DTAs - (admitted and nonadmitted)	545	503	42
Total ordinary DTAs - (nonadmitted)	(216)	(173)	(43)
Total ordinary DTAs - (admitted)	329	330	(1)

Capital:
Investments	153	124	29
Gross ordinary DTAs - (admitted and nonadmitted)	153	124	29
Total capital DTAs - (admitted)	153	124	29
Total DTAs - (admitted)	482	454	28

DTLs resulting from book/income tax differences:
Ordinary:
Investments	(92)	(122)	30
Other	—	1	(1)
Total ordinary DTL	(92)	(121)	29

Capital:
Investments	(280)	(207)	(73)
Total capital DTL	(280)	(207)	(73)
Total DTLs	(372)	(328)	(44)
Net admitted DTAs/(DTLs)	$110	$126	(16)
Change in nonadmitted DTAs			43
Tax effect of unrealized gains (losses)			—
Purchase tax credits			(104)
Change in net DTAs			$(77)

MTL - 85

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

	2024	2023	Change
DTAs resulting from book/income tax differences:
Ordinary:
Policyholder reserves	$259	$264	$(5)
Investments	65	65	—
Deferred acquisition costs	126	94	32
Policyholder dividends accrual	26	27	(1)
Compensation and benefits accrual	3	4	(1)
Other	24	31	(7)
Gross ordinary DTAs - (admitted and nonadmitted)	503	485	18
Total ordinary DTAs - (nonadmitted)	(173)	(175)	2
Total ordinary DTAs - (admitted)	330	310	20

Capital:
Investments	124	99	25
Gross ordinary DTAs - (admitted and nonadmitted)	124	99	25
Total capital DTAs - (admitted)	124	99	25
Total DTAs - (admitted)	454	409	45

DTLs resulting from book/income tax differences:
Ordinary:
Investments	(122)	(62)	(60)
Other	1	(11)	12
Total ordinary DTL	(121)	(73)	(48)

Capital:
Investments	(207)	(246)	39
Total capital DTL	(207)	(246)	39
Total DTLs	(328)	(319)	(9)
Net admitted DTAs/(DTLs)	$126	$90	$36
Change in nonadmitted DTAs			(2)
Tax effect of unrealized gains (losses)			(20)
Change in net DTAs			$14

As of December 31, 2025, the Company has federal income taxes available for recoupment in the event of future net losses:

Year	Ordinary	Capital
2025	$—	$15

MTL - 86

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to net gain (loss) from operations after dividends to policyholders and before federal income tax. The significant items causing the difference for the years ended December 31, were as follows:

	2025	2024
Provision computed at statutory rate	$132	$80

Tax effect of:
Deferred gains on reinsurance	94	—
Nontaxable or nondeductible Items	(20)	(22)
Reinsurance settlement in surplus	8	—
Tax credits	(1)	—
Change in nonadmitted assets	—	2
Other adjustments	(1)	(1)
Total statutory income taxes (benefit)	$212	$59

Federal and foreign income taxes incurred including tax on realized capital gains	$127	$73
Change in net DTAs	77	(14)
Reinsurance settlement in surplus	8	—
Total statutory income taxes (benefit)	$212	$59

The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2017.

At December 31, 2025 and 2024, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP 5 of $0 and $1, respectively.

The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its financial statements.

The MetLife consolidated U.S. federal tax return filing group, of which the Company is a member, meets the average “adjusted financial statement income” threshold and is required to perform CAMT calculations in 2025. The Company, which is included in a consolidated tax return, is an applicable reporting entity, which is consistent with SSAP 101. The Company has determined as of December 31, 2025, that it does not expect to be liable for CAMT in 2025 and does not recognize any CAMT credit DTA.

MTL - 87

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Note 13 – Capital and Surplus

The portion of unassigned surplus (deficit) represented (or reduced) by each item below was as follows at December 31:

	2025	2024
Net unrealized capital gains (losses)	$(444)	$(439)
Nonadmitted asset values	$(295)	$(258)
Surplus of separate accounts	$—	$54
AVR	$(617)	$(493)

Capital Stock

In 1999, the Company’s Board of Directors authorized the transfer of $1 from paid-in surplus to capital stock. The transfer was made to meet minimum capital stock requirements pursuant to State of California statutes. As a result of this action, the Company has $1 of capital stock not assigned specifically to shares issued and outstanding.

Dividend Restrictions

Under the Code, the Company is permitted, without prior insurance regulatory clearance, to pay a dividend to its stockholders as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of the Company`s own securities. The Company will be permitted to pay a dividend to its stockholders in excess of the greater of such two amounts if it files notice of the declaration of such a dividend and the amount thereof with the Commissioner and the Commissioner either approves or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned surplus (deficit)”, excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Code, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the dividends to its stockholders. Based on amounts at December 31, 2025, the Company could pay a stockholder dividend of $547 in 2026 without prior approval of the Commissioner.

MTL - 88

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Surplus Note

The Company received no capital contributions nor made any distributions for the year ended December 31, 2025.

The Company had the following surplus note at December 31:

2024
Item			Original Issue	Carrying Value of	Carrying Value of Note	Unapproved Interest and/or
Number	Date Issued	Interest Rate	Amount of Note	Note Prior Year	Current Year	Principal
0001 (1,2)	1/14/1994	7.625%	$107	$107	$—	$—

2024
	Current Year	Life-To-Date
	Interest Expense	Interest Expense	Current Year	Life-To-Date
Item Number	Recognized	Recognized	Principal Paid	Principal Paid	Date of Maturity
0001 (1,2)	$4	$244	$107	$107	1/15/2024

(1) The surplus note in the table above was issued pursuant to Rule 144A under the Securities Act of 1933. The surplus note was registered in the name of a nominee, CEDE & Co., of the Depository Trust Company. The Company redeemed for cash and canceled surplus note 0001 in January 2024, with the approval from the Commissioner.

(2) The note in the tables above;

◦     Did not have current year interest offset percentage (not including amounts paid to a 3rd party liquidity provider),

◦     Did not have payments that are contractually linked,

◦     Did not have payments subject to administrative offsetting provisions, and

◦     Did not use proceeds to purchase an asset directly from the holder of the surplus note.

Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, which approval will be granted if, in the judgment of the Commissioner, the financial condition of the Company warrants such payment. In addition, pursuant to applicable Code, any payment of principal or interest on the surplus note must be deducted from the Company’s unassigned surplus.

Note 14 – Employee Benefit Plans

Pension Plans and Other Benefits

The Company is a participating employer in certain qualified and nonqualified defined benefit pension plans sponsored by MLG.

The Company is a participating employer in certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLG.

The Company continues to sponsor nonqualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These nonqualified pension plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

MTL - 89

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

A December 31, 2025 measurement date is used for all of the Company’s nonqualified defined benefit pension plans and other postretirement benefit plans.

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans were as follows at December 31:

	2025	2024
Weighted-average discount rate	5.50%	5.70%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans were as follows at December 31:

	2025	2024
Weighted-average discount rate	5.70%
Weighted-average discount rate - Pension		5.25%

Expected Future Contribution and Benefit Payments

Other than funding benefit payments, the Company does not expect to make any other contributions to its nonqualified pension plans during 2026.

Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Year(s)	Pension Amounts
2026	$2
2027	$2
2028	$1
2029	$1
2030	$1
2031 through 2035	$4

Note 15 – Other Commitments and Contingencies

Insolvency Assessments

Many jurisdictions in which the Company transacts business require life and health insurers to participate in guaranty or similar associations. These arrangements pay certain insurance benefits owed by impaired, insolvent or failed insurers. Guaranty associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

MTL - 90

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

As of December 31, 2025, the Company had a $6 liability for retrospective premium-based guaranty fund assessments and a $21 asset for the related premium tax offset. As of December 31, 2024, the Company had a $7 liability for retrospective premium-based guaranty fund assessments and a $25 asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the periods the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance summarized below reflects estimated 2025 premium tax offsets used and revised estimated premium tax offsets for accrued liabilities.

Assets Recognized from Paid and Accrued Premium Tax Offsets
Balance at December 31, 2024	$25
Decreases current year:
Premium tax offset	4
Est. premium tax offset	—
Increases current year:
Premium tax offset	—
Est. premium tax offset	—
Balance at December 31, 2025	$21

The Company did not receive any refunds of assessments for the years ended December 31, 2025 and 2024. Assessments levied against the Company were $1 and $21 for the years ended December 31, 2025 and 2024, respectively.

Litigation

Various litigation, claims or assessments against the Company, may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.

On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were $2,769 and $1,175 at December 31, 2025 and 2024, respectively.

MTL - 91

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)

For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $119 and $121 at December 31, 2025 and 2024, respectively.

Other Commitments

The Company is a member of FHLB. The Company has entered into funding agreements with the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain Company assets to collateralize the Company’s obligations under the funding agreements. The Company maintains control over these pledged assets to the extent that they are in excess of a required collateral maintenance amount, which is generally slightly above the specific amount borrowed, and may use, commingle, encumber or dispose of such portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the required collateral maintenance level. Upon any event of default by the Company, the FHLB’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB. The Company’s liability for funding agreements with the FHLB is included in liability for deposit-type contracts. All FHLB funding agreement assets and liabilities are included in the Company’s general account. It is part of the Company’s strategy to utilize FHLB funds as a source of contingent liquidity as well as for spread margin business. The Company’s actual or estimated borrowing capacity with the FHLB is calculated in accordance with FHLB specific borrowing limits.

The Company’s aggregate amount of FHLB capital stock was as follows at December 31:

	2025	2024
Membership stock - Class B	$10	$9
Activity stock	62	$62
Aggregate total	$72	$71
Actual or estimated borrowing capacity as determined by the insurer	$17,934	$15,673

The Company’s membership stock (Class A and B) that was eligible for redemption at December 31, 2025 was as follows:

6 Months to
		Not Eligible for	Less Than 6	Less Than 1	1 to Less Than
	Total	Redemption	Months	Year	3 Years	3 to 5 Years
Membership stock

Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

The Company’s collateral pledged to FHLB was as follows at December 31:

	Estimated Fair	Book/ Adjusted	Aggregate Total
	Value	Carrying Value	Borrowing
2025	$2,002	$2,057	$1,380
2024	$1,869	$2,040	$1,380

MTL - 92

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

The Company’s maximum collateral amount pledged to the FHLB during the year ended December 31, was as follows:

			Amount Borrowed at
	Estimated Fair	Book/ Adjusted	Time of Maximum
	Value	Carrying Value	Collateral
2025	$2,693	$2,826	$1,380
2024	$3,229	$3,525	$1,380

The Company’s amount borrowed from FHLB was as follows at December 31:

	2025	2024
Debt	$—	$—
Funding agreements	1,380	1,380
Other	—	—
Aggregate total	$1,380	$1,380

The maximum amount borrowed from the FHLB during the reporting periods ended December 31, 2025 and 2024, totaled $1,380 and $1,555, respectively, comprised only of funding agreements.

There were no prepayment obligations under such funding agreements, other than in the event of default.

Other

Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash and cash equivalents. The Company maintains its cash accounts with high-credit quality financial institutions where deposits, at times, exceed the Federal Deposit Insurance Corporation limits.

Financial Guarantees

At December 31, 2025, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
GALIC is obligated to indemnify GWLAIC for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements. On April 27, 2018, GALIC merged into MTL and accordingly, the Company is instead obligated to GWLAIC.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	$250,000 for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants	The Company has made no payments on the guarantee since inception.

MTL - 93

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
GALIC, which merged with the Company on April 27, 2018, had agreed to guarantee certain contractual obligations of its former subsidiaries, Paragon (which merged into MLIC in 2006), SELIC (which merged into MLIC in 2003), and Brighthouse NY. GALIC’s obligations under these guarantees became the Company’s obligations by operation of law upon merger into the Company. The Company’s ongoing guarantee obligations are limited to in force contracts that were issued by these insurers while GALIC still owned them. Each guarantee was terminated prospectively with respect to contracts that were issued by these insurers after GALIC ceased to own them (for Paragon, on May 1, 2006; for SELIC, on October 31, 2003; and for Brighthouse NY, on December 31, 2002).	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.
The Company indemnifies its directors and officers as provided in its by-laws.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests.	No liability has been established as the indemnification is for events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	The Company has made no payments on the guarantee since inception.

MTL - 94

METROPOLITAN TOWER LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements - (Continued)
For the Years Ended December 31, 2025 and 2024

(Dollar amounts in millions except for per share, number of shares/securities and percentages data)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Contributors contributed real property (or interests in real property) to MCPP pursuant to a contribution agreement. In exchange, the Contributors received LLC interests in MCPPO. The Company, along with MLIC, is obligated to pay certain potential costs up to specified limits, as outlined in a tenant lease agreement, for one of the contributed properties. The Company and MLIC have agreed to hold the other member within MCPPO harmless from any such potential payment.	A liability of less than $1 has been established.	Expense	$2	The Company has made no payments on the guarantee since inception.
The Company has guaranteed the obligations of its subsidiary, MACI, to payees under certain qualified assignment contracts that were issued by MACI.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investments in SCA

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

				The Company did not make any capital contributions to its subsidiary or any payments to the beneficiary of the guarantee.
Total	$—		$2

At December 31, 2025, the Company’s aggregate compilation of guarantee obligations was as follows:

Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees.	$2

Current liability recognized in financial statement:
Noncontingent liabilities	—
Contingent liabilities	—

Ultimate financial statement impact if action under the guarantee is required.
Investments in SCA entities	—
Joint venture	—
Dividends to stockholders (capital contribution)	—
Expense	2
Other	—
Total	$2

Note 16 – Subsequent Events

The Company has evaluated events subsequent to December 31, 2025 through March 24, 2026 which is the date these financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

MTL - 95

METROPOLITAN TOWER LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO STATUTORY SUPPLEMENTAL SCHEDULES

Description	Page

SCHEDULE 1
Statutory Selected Financial Data
As of and for the Year Ended December 31, 2025	97

SCHEDULE 2
Supplemental Investment Risks Interrogatories
As of and for the Year Ended December 31, 2025	101

SCHEDULE 3
Statutory Summary Investment Schedule
As of and for the Year Ended December 31, 2025	107

SCHEDULE 4
Supplemental SSAP 61 Disclosure
As of and for the Year Ended December 31, 2025	108

MTL - 96

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA

As of and for the Year Ended December 31, 2025
Investment Income Earned
U.S. government bonds	$95,865,683
Other bonds (unaffiliated)	992,595,570
Bonds of affiliates	1,294,518
Preferred stocks (unaffiliated)	1,543,230
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	5,846,414
Common stocks of affiliates	6,000,000
Mortgage loans	332,760,487
Real estate	2,200,000
Contract loans	66,301,778
Cash, cash equivalents and short-term investments	65,573,195
Derivatives	30,332,636
Other invested assets	114,140,521
Aggregate write-ins for investment income	31,421
Gross investment income	$1,714,485,453

Real Estate Owned – Book Value Less Encumbrances	$923,930
Mortgage Loans – Book Value
Agricultural mortgages	$2,235,837,921
Residential mortgages	1,473,656,702
Commercial mortgages	3,050,542,055
Total mortgage loans	$6,760,036,678

Mortgage Loans by Standing– Book Value
Good standing	$6,646,741,098
Good standing with restructured terms	$43,110,286
Interest overdue more than three months, not in foreclosure	$45,901,805
Foreclosure in process	$24,283,489

Other Long-Term Invested Assets – Statement Value	$2,098,634,734

Bonds and Stocks of Parents, Subsidiaries and Affiliates – Book Value:
Bonds	$68,707,169
Preferred Stocks	$—
Common Stocks	$2,840,172

Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity – Statement Value
Due within one year or less	$2,756,141,760
Over 1 year through 5 years	5,696,107,973
Over 5 years through 10 years	6,785,716,619
Over 10 years through 20 years	5,637,130,869
Over 20 years	4,456,147,196
Total by Maturity	$25,331,244,417

MTL - 97

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA - (Continued)

As of and for the Year Ended December 31, 2025
Bond by Class – Statement Value
Class 1	$17,647,200,985
Class 2	6,996,745,393
Class 3	527,925,106
Class 4	140,810,226
Class 5	17,053,591
Class 6	1,509,116
Total by Class	$25,331,244,417

Total Bonds Publicly Traded	$10,508,090,245

Total Bonds Privately Placed	$14,823,154,172

Preferred Stocks - Book/Adjusted Carrying Value	$51,400,001
Common Stocks - Fair Value	$75,879,006
Short Term Investments - Book/Adjusted Carrying Value	$91,646,773
Options, Caps and Floors Owned - Book/Adjusted Carrying Value	$9,835,045
Options, Caps and Floors Written and In-force - Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open - Book/Adjusted Carrying Value	$(23,496,416)
Futures Contracts Open - Book/Adjusted Carrying Value	$—
Cash on Deposit	$682,553,692

Life Insurance In-Force (000’s)
Industrial	$—
Ordinary	$21,278,788
Credit Life	$—
Group Life	$21,762,228

Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000’s)	$186,520

Life Insurance Policies with Disability Provisions In-Force (000’s)
Industrial	$—
Ordinary	$1,223,839
Credit Life	$—
Group Life	$—

MTL - 98

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA - (Continued)

As of and for the Year Ended December 31, 2025
Supplementary Contracts In-Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$26,494,636
Income Payable	$7,047,970
Ordinary - Involving Life Contingencies
Income Payable	$2,394,101
Group - Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group - Involving Life Contingencies
Income Payable	$—

Annuities:
Ordinary
Immediate - Amount of Income Payable	$600,679,474
Deferred - Fully Paid Account Balance	$5,153,210,179
Deferred - Not Fully Paid Account Balance	$7,709,920

Group
Amount of Income Payable	$1,975,859,873
Fully Paid Account Balance	$77,230,480
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums In-Force:
Other	$1,069,783
Group	$—
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$7,538,266,806
Dividend Accumulations - Account Balance	$—

MTL - 99

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 1 - STATUTORY SELECTED FINANCIAL DATA - (Continued)

As of and for the Year Ended December 31, 2025
Claim Payments For The Year Ended December 31, 2025 (000’s):
Group Accident and Health
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

Other Accident & Health
2025	$5
2024	$9
2023	$34
2022	$100
2021	$173
Prior	$14,097

Other Coverages that use developmental methods to calculate claim reserves
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

MTL - 100

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2025
(To Be Filed by April 1)

Of The METROPOLITAN TOWER LIFE INSURANCE COMPANY

ADDRESS (City, State and Zip Code) Tampa , FL 33647

NAIC Group Code 0241 NAIC Company Code 97136 Federal Employer's Identification Number (FEIN) 13-3114906

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement. $ 38,698,251,891

2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Long Term Bonds	$ 900,628,188	2.3 %
2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION	Long Term Bonds	$ 696,076,542	1.8 %
2.03	ONTARIO (PROVINCE OF)	Long Term Bonds	$ 283,607,991	0.7 %
2.04	UK CONV GILT	Long Term Bonds	$ 202,171,004	0.5 %
2.05	MetLife Commercial Mortgage Income Fund, LP	Other Invested Assets	$ 161,223,308	0.4 %
2.06	CANADA (GOVERNMENT OF)	Long Term Bonds	$ 140,029,335	0.4 %
2.07	Metlife Enhanced Core Property Fund, LP	Other Invested Assets	$ 111,721,309	0.3 %
2.08	SASKATCHEWAN (PROVINCE OF)	Long Term Bonds	$ 110,482,342	0.3 %
2.09	ERNST & YOUNG LLP	Long Term Bonds	$ 106,300,000	0.3 %
2.10	METLIFE SENIOR DIRECT LENDING II RATED FUND LP	Long Term Bonds	$ 103,361,462	0.3 %

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$ 17,647,200,985	45.6 %	3.07	NAIC 1	$ 51,400,000	0.1 %
3.02	NAIC 2	$ 6,996,745,393	18.1 %	3.08	NAIC 2	$	%
3.03	NAIC 3	$ 527,925,106	1.4 %	3.09	NAIC 3	$	%
3.04	NAIC 4	$ 140,810,226	0.4 %	3.10	NAIC 4	$	%
3.05	NAIC 5	$ 17,053,591	%	3.11	NAIC 5	$	%
3.06	NAIC 6	$ 1,509,116	%	3.12	NAIC 6	$	%

4. Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$ 5,989,771,531	15.5 %
4.03	Foreign-currency-denominated investments	$ 130,754,461	0.3 %
4.04	Insurance liabilities denominated in that same foreign currency	$ 707,566,925	1.8 %

MTL - 101

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES MTL - 101

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$ 5,448,746,655	14.1 %
5.02	Countries designated NAIC-2	$ 440,330,269	1.1 %
5.03	Countries designated NAIC-3 or below	$ 100,694,606	0.3 %

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:		
6.01	Country 1: UNITED KINGDOM	$ 2,364,823,221	6.1 %
6.02	Country 2: CAYMAN ISLANDS	$ 588,059,728	1.5 %
	Countries designated NAIC - 2:		
6.03	Country 1: MEXICO	$ 203,434,555	0.5 %
6.04	Country 2: HUNGARY	$ 70,097,948	0.2 %
	Countries designated NAIC - 3 or below:		
6.05	Country 1: BRITISH VIRGIN ISLANDS	$ 17,462,592	%
6.06	Country 2: COLOMBIA	$ 14,403,678	%

		1	2
7.	Aggregate unhedged foreign currency exposure	$ 316,186,200	0.8 %

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$ 316,186,200	0.8 %
8.02	Countries designated NAIC-2	$	%
8.03	Countries designated NAIC-3 or below	$	%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:		
9.01	Country 1: UNITED KINGDOM	$ 309,844,170	0.8 %
9.02	Country 2: GERMANY	$ 6,342,030	%
	Countries designated NAIC - 2:		
9.03	Country 1:	$	%
9.04	Country 2:	$	%
	Countries designated NAIC - 3 or below:		
9.05	Country 1:	$	%
9.06	Country 2:	$	%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	GAST MIDCO LTD	2B_PL	$ 92,303,645	0.2 %
10.02	TERMINAL INVESTMENT LIMITED HOLDING SA	2B_PL	$ 82,012,080	0.2 %
10.03	WEST & WESTERN MIDCO FINANCE PLC	2B_PL	$ 79,895,970	0.2 %
10.04	BBC COMMERCIAL LTD	2B_YE	$ 79,761,465	0.2 %
10.05	SEGRO PLC	1G_PL, 1G_FE	$ 66,162,883	0.2 %
10.06	PILI 1 PORTFOLIO SCSP	1E_PL	$ 63,420,300	0.2 %
10.07	QUADGAS FINANCE PLC	2C_FE	$ 62,544,825	0.2 %
10.08	CRANFIELD UNIVERSITY	2A_	$ 54,340,020	0.1 %
10.09	DFMG HOLDING GMBH	2A_PL	$ 52,967,695	0.1 %
10.10	CADOGAN ESTATES LTD	2B_, 1F_IF	$ 52,154,314	0.1 %

MTL - 102

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 102

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$	2,183,290,194	5.6 %
11.03	Canadian-currency-denominated investments	$	983,367,247	2.5 %
11.04	Canadian-denominated insurance liabilities	$	1,031,011,558	2.7 %
11.05	Unhedged Canadian currency exposure	$	68,547,181	0.2 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		%
	Largest three investments with contractual sales restrictions:			
12.03		$		%
12.04		$		%
12.05		$		%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02	MetLife Commercial Mortgage Income Fund, LP	$	161,223,308	0.4 %
13.03	Metlife Enhanced Core Property Fund, LP	$	111,721,309	0.3 %
13.04	MetLife Core Property Fund, LP	$	99,028,517	0.3 %
13.05	FEDERAL HOME LOAN BANK OF NEW YORK	$	72,419,600	0.2 %
13.06	MetLife Single Family Rental Fund, LP	$	63,207,610	0.2 %
13.07	Freedom Parent Holdings LP	$	61,216,636	0.2 %
13.08	MetWest International Venture, LLC	$	53,688,476	0.1 %
13.09	Metlife Strategic Hotel Debt Fund LP	$	44,801,983	0.1 %
13.10	ML Mililani Member, LLC	$	39,767,051	0.1 %
13.11	MetLife Camino Ramon Member, LLC	$	38,996,028	0.1 %

MTL - 103

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 103

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	1,464,852,860	3.8 %
	Largest three investments held in nonaffiliated, privately placed equities:			
14.03	FEDERAL HOME LOAN BANK OF NEW YORK	$	72,419,600	0.2 %
14.04	Freedom Parent Holdings LP	$	61,216,636	0.2 %
14.05	MetWest International Venture, LLC	$	53,688,476	0.1 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	Apollo Global Management, Inc.	$ 91,074,087	$ 91,074,087	$
14.07	Blue Owl Capital	$ 38,231,034	$ 38,231,034	$
14.08	MetLife Investment Management, LLC	$ 33,834,016	$ 33,834,016	$
14.09	Arlington	$ 31,103,802	$ 31,103,802	$
14.10	Index Ventures	$ 30,289,096	$ 30,289,096	$
14.11	Amherst	$ 27,587,289	$ 27,587,289	$
14.12	Andreessen Horowitz	$ 26,573,545	$ 26,573,545	$
14.13	Primavera	$ 25,585,825	$ 25,585,825	$
14.14	Lightspeed	$ 25,521,842	$ 25,521,842	$
14.15	Accel	$ 23,667,479	$ 23,667,479	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		%
	Largest three investments in general partnership interests:			
15.03		$		%
15.04		$		%
15.05		$		%

MTL - 104

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 104

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)		2	3	
16.02	Commercial Mortgage Loans	$	80,167,200	0.2	%
16.03	Commercial Mortgage Loans	$	69,395,000	0.2	%
16.04	Commercial Mortgage Loans	$	55,400,000	0.1	%
16.05	Commercial Mortgage Loans	$	51,000,001	0.1	%
16.06	Agricultural Mortgage Loans	$	47,346,177	0.1	%
16.07	Commercial Mortgage Loans	$	47,300,000	0.1	%
16.08	Commercial Mortgage Loans	$	45,734,692	0.1	%
16.09	Agricultural Mortgage Loans	$	45,347,449	0.1	%
16.10	Commercial Mortgage Loans	$	45,000,000	0.1	%
16.11	Agricultural Mortgage Loans	$	44,516,529	0.1	%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

			Loans		
16.12	Construction loans	$			%
16.13	Mortgage loans over 90 days past due	$	45,901,805	0.1	%
16.14	Mortgage loans in the process of foreclosure	$	24,283,489	0.1	%
16.15	Mortgage loans foreclosed	$	1,081,380		%
16.16	Restructured mortgage loans	$	43,110,286	0.1	%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan to Value	Residential 1	2	Commercial 3	4	Agricultural 5	6
17.01 above 95%	$ 8,316,594	%	$ 199,241,273	0.5 %	$ 11,255,656	%
17.02 91 to 95%	$ 4,532,665	%	$ 141,274,930	0.4 %	$	%
17.03 81 to 90%	$ 9,666,987	%	$ 279,582,359	0.7 %	$ 19,764,824	0.1 %
17.04 71 to 80%	$ 657,949,397	1.7 %	$ 451,098,542	1.2 %	$	%
17.05 below 70%	$ 793,191,059	2.0 %	$ 1,979,344,951	5.1 %	$ 2,204,817,441	5.7 %

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1		2	3	
18.02		$			%
18.03		$			%
18.04		$			%
18.05		$			%
18.06		$			%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1		2	3	
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$			%
	Largest three investments held in mezzanine real estate loans:				
19.03		$			%
19.04		$			%
19.05		$			%

MTL - 105

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 105

SUPPLEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 1,394,896,006	3.6 %	$ 1,542,189,633	$ 1,606,411,246	$ 1,457,283,547
20.02	Repurchase agreements	$	%	$	$	$
20.03	Reverse repurchase agreements	$	%	$	$	$
20.04	Dollar repurchase agreements	$	%	$	$	$
20.05	Dollar reverse repurchase agreements	$	%	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written	
		1	2	3	4
21.01	Hedging	$ 9,835,045	%	$	%
21.02	Income generation	$	%	$	%
21.03	Other	$	%	$	%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 107,233,258	0.3 %	$ 90,371,598	$ 94,893,004	$ 99,317,846
22.02	Income generation	$	%	$	$	$
22.03	Replications	$	%	$ 193,000,000	$ 193,000,000	$ 193,000,000
22.04	Other	$	%	$	$	$

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$	%	$	$	$
23.02	Income generation	$	%	$	$	$
23.03	Replications	$	%	$	$	$
23.04	Other	$	%	$	$	$

MTL - 106

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 2 - SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES (Continued) MTL - 106

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE METROPOLITAN TOWER LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	2,058,569,363	5.665	2,058,569,363		2,058,569,363	5.667
1.02 Other U.S. government obligations	109,041,339	0.300	109,041,339		109,041,339	0.300
1.03 Non-U.S. sovereign jurisdiction securities	1,691,215,534	4.654	1,691,215,534		1,691,215,534	4.655
1.04 Municipal bonds – general obligations (direct & guaranteed)	37,937,051	0.104	37,937,051		37,937,051	0.104
1.05 Municipal bonds – special revenue	488,775,280	1.345	488,775,280		488,775,280	1.345
1.06 Project finance bonds issued by operating entities	3,159,702,942	8.696	3,159,702,942		3,159,702,942	8.698
1.07 Corporate bonds	5,710,840,892	15.716	5,710,840,892		5,710,840,892	15.720
1.08 Mandatory convertible bonds		0.000				0.000
1.09 Single entity backed obligations	307,772,248	0.847	307,772,248		307,772,248	0.847
1.10 SVO-Identified bond exchange traded funds – fair value		0.000				0.000
1.11 SVO-Identified bond exchange traded funds – systematic value		0.000				0.000
1.12 Bonds issued by funds representing operating entities	1,007,082,960	2.772	1,007,082,960		1,007,082,960	2.772
1.13 Bank loans - issued		0.000				0.000
1.14 Bank loans - acquired	1,119,988,037	3.082	1,119,988,037		1,119,988,037	3.083
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans		0.000				0.000
1.16 Certificates of deposit		0.000				0.000
1.17 Other issuer credit obligations		0.000				0.000
1.18 Total issuer credit obligations	15,690,925,646	43.182	15,690,925,646		15,690,925,646	43.192
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	7,596,494,465	20.906	7,596,494,465		7,596,494,465	20.911
2.02 Financial asset-backed securities – not self-liquidating	149,555,585	0.412	149,555,585		149,555,585	0.412
2.03 Non-financial asset-backed securities	1,191,586,410	3.279	1,191,586,410		1,191,586,410	3.280
2.04 Total asset-backed securities	8,937,636,460	24.597	8,937,636,460		8,937,636,460	24.603
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)	51,400,000	0.141	51,400,000		51,400,000	0.141
3.02 Parent, subsidiaries and affiliates		0.000				0.000
3.03 Total preferred stocks	51,400,000	0.141	51,400,000		51,400,000	0.141
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)	603,311	0.002	603,311		603,311	0.002
4.02 Industrial and miscellaneous - other (unaffiliated)	72,435,523	0.199	72,435,523		72,435,523	0.199
4.03 Parent, subsidiaries and affiliates - publicly traded		0.000				0.000
4.04 Parent, subsidiaries and affiliates - other	2,840,172	0.008				0.000
4.05 Mutual funds		0.000				0.000
4.06 Unit investment trusts		0.000				0.000
4.07 Closed-end funds		0.000				0.000
4.08 Exchange traded funds		0.000				0.000
4.09 Total common stocks	75,879,006	0.209	73,038,834		73,038,834	0.201
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	2,235,837,921	6.153	2,235,837,921		2,235,837,921	6.155
5.02 Residential mortgages	1,473,656,702	4.056	1,473,656,702		1,473,656,702	4.057
5.03 Commercial mortgages	3,045,379,564	8.381	3,045,379,564		3,045,379,564	8.383
5.04 Mezzanine real estate loans	5,162,491	0.014	5,162,491		5,162,491	0.014
5.05 Total valuation allowance		0.000				0.000
5.06 Total mortgage loans	6,760,036,678	18.604	6,760,036,678		6,760,036,678	18.608
6. Real estate (Schedule A):						
6.01 Properties occupied by company		0.000				0.000
6.02 Properties held for production of income	923,930	0.003	923,929		923,929	0.003
6.03 Properties held for sale		0.000				0.000
6.04 Total real estate	923,930	0.003	923,929		923,929	0.003
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	682,553,692	1.878	682,553,692		682,553,692	1.879
7.02 Cash equivalents (Schedule E, Part 2)	619,697,975	1.705	619,697,975		619,697,975	1.706
7.03 Short-term investments (Schedule DA)	91,646,773	0.252	91,646,773		91,646,773	0.252
7.04 Total cash, cash equivalents and short-term investments	1,393,898,441	3.836	1,393,898,440		1,393,898,440	3.837
8. Contract loans	1,162,832,452	3.200	1,162,832,452		1,162,832,452	3.201
9. Derivatives (Schedule DB)	125,417,529	0.345	125,417,529		125,417,529	0.345
10. Other invested assets (Schedule BA)	2,104,600,879	5.792	2,098,634,734		2,098,634,734	5.777
11. Receivables for securities	1,600,770	0.004	1,600,770		1,600,770	0.004
12. Securities Lending (Schedule DL, Part 1)		0.000		XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	31,548,702	0.087	31,548,702		31,548,702	0.087
14. Total invested assets	36,336,700,492	100.000	36,327,894,173		36,327,894,173	100.000

MTL - 107

METROPOLITAN TOWER LIFE INSURANCE COMPANY SCHEDULE 3 - STATUTORY SUMMARY INVESTMENT SCHEDULE MTL - 107

METROPOLITAN TOWER LIFE INSURANCE COMPANY

SCHEDULE 4 - SUPPLEMENTAL SSAP 61 DISCLOSURE

The Company evaluates all reinsurance contracts subject to A-791 for risk transfer. As of December 31, 2025, there were three contracts with provisions that limit significant risk transfer under A-791 which are accounted for under deposit accounting.

There were no contracts subject to A-791 that included a provision that limits the reinsurer's assumption of risk where reinsurance accounting was applied and there were no contracts not subject to A-791, and not yearly renewable term, that reflect reinsurance accounting credit.

The Company has not entered into any reinsurance agreements that delay timely reimbursement to the ceding entity either through non quarterly settlements, delayed settlements or through payment schedules.

The Company does not cede any risk which is not subject to A-791 and not yearly renewable term reinsurance, that is accounted for as reinsurance under statutory accounting principles and as deposit under generally accepted accounting principles or accounted for as reinsurance under GAAP and deposit for SAP.

MTL - 108